UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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NATURAL GAS SERVICES GROUP, INC.
(Name of Registrant as Specified in its Charter)

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NOTICE OF 2026 ANNUAL MEETING OF
SHAREHOLDERS AND PROXY STATEMENT

Wednesday, June 10, 2026 at 8:00 a.m. Central Daylight Time
Virtual Meeting Site: www.virtualshareholdermeeting.com/NGS2026

LETTER TO SHAREHOLDERS
601 State Street, Suite 400
Southlake, Texas 76092
April 28, 2026
To Our Shareholders,
On behalf of the Board of Directors and the Management Team, we cordially invite you to attend Natural Gas Services Group Inc.'s Annual Meeting of Shareholders which will be held virtually at 8:00 a.m., Central Time on Wednesday, June 10, 2026 online at www.virtualshareholdermeeting.com/NGS2026.
You will be provided an opportunity to vote on the matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement.
2025 was another record year for Natural Gas Services Group. More importantly, it was a year that reinforced the durability of our business model and the strength of our competitive position.
We grew utilized horsepower by more than 70,000 horsepower, an increase of approximately 14%, with large horsepower units growing to 76% of the utilized fleet. Rental revenue reached a record $164 million, and Adjusted EBITDA increased to $81 million, also an all-time high. We achieved this growth while maintaining leverage at 2.7x, among the lowest in our public peer group.
These results are not simply a function of a favorable market—they reflect the continued scaling of a business that benefits from operating leverage, long-term contracts, and increasing demand for large horsepower compression. As our fleet grows, particularly in large horsepower units, we are seeing improved capital efficiency, stronger margins, and greater visibility into future cash flows.
None of this happens without execution in the field. I want to thank the entire NGS team for their continued dedication and hard work. Our results reflect the efforts of the entire organization, but our field technicians in particular remain a defining strength of this company. Their commitment to uptime, reliability, and customer service is what ultimately drives our performance and differentiates us in the market.
Capital allocation remained a central focus throughout the year. In 2025, we amended and upsized our credit facility from $300 million to $400 million, with an additional $100 million accordion. This amendment reduced our borrowing costs by 50 to 75 basis points across leverage levels and provided increased flexibility through more favorable covenant terms. These changes enhance our ability to invest in high-return opportunities while maintaining a prudent balance sheet.
We also initiated our inaugural dividend in the third quarter of 2025—the quarterly dividend of $0.10 per share ($0.40 annualized) was increased by 10% in the fourth quarter. This reflects our confidence in the durability of our cash flows and our commitment to a disciplined, balanced approach to capital allocation.

Our Board and leadership team continued to evolve during the year. Steve Taylor, our long-time CEO and Chairman, transitioned to Chairman Emeritus. Steve’s more than two decades of leadership helped shape the culture and foundation of this company, and I am personally grateful for the guidance and support he provided during my transition into the CEO role. While he is retiring from the Board, he remains one of our largest shareholders.
We also welcomed Anthony Gallegos to the Board. Anthony brings more than 30 years of experience across offshore, international, and U.S. land drilling, and his perspective will be valuable as we continue to scale the business.
Within our executive team, Cody Pye joined as Senior Vice President of Operations, bringing deep operational experience from ExxonMobil and Pioneer, and John Rowell was promoted to Senior Vice President, Technical Services. These leadership moves strengthen our ability to execute as we continue to grow.
Looking ahead, we expect to continue expanding our fleet, with plans to add at least 50,000 horsepower in 2026. This growth is concentrated entirely in large horsepower units, all of which are supported by long-term contracts at or above our return thresholds. More than one-third of this new horsepower is expected to be electric, reflecting both customer demand and our focus on technology-driven efficiency.
We believe our competitive position is stronger today than at any point in our history. We operate a high-quality, modern fleet increasingly focused on large horsepower applications. Our proprietary SMART system and eComp technology continue to improve run-time and reduce emissions. Just as importantly, our field service capabilities deliver a level of reliability that our customers depend on.
These advantages are translating into measurable results. We have taken market share for three consecutive years from 2023 through 2025, and based on current public guidance from our competitors, we expect that trend to continue for a fourth year in 2026.
The broader market environment remains dynamic. In 2025, we saw a combination of tariff uncertainty, lower oil prices, and a strengthening outlook for natural gas demand. Entering 2026, geopolitical developments have further highlighted the importance of energy security, driving a renewed focus on reliable energy infrastructure. We believe natural gas (and the compression required to move it) and oil (and the compression required to produce it) will play a critical role in meeting that demand.
At the same time, this remains a cyclical industry. Commodity prices, customer activity, and broader economic conditions will fluctuate over time. Our focus is on building a business that can perform through those cycles—supported by long-term contracts, strong customer relationships, and a disciplined financial approach. These factors provide a level of visibility and resilience that positions us well relative to many of our peers.
We remain focused on building this business for the long term—investing in high-return assets, maintaining financial discipline, and delivering consistent service to our customers. If we execute on these priorities, we believe the results will follow.
On behalf of the entire organization, thank you for your continued support.

Sincerely,

Justin C. Jacobs
Chief Executive Officer and Director

NOTICE OF 2026 ANNUAL SHAREHOLDERS' MEETING
NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Natural Gas Services Group, Inc., a Colorado corporation (the “Company,” “we,” “us” or “our”), will be held on Wednesday, June 10, 2026 at 8:00 a.m., Central Daylight Time. The matters to be considered and voted upon at the Annual Meeting are as follows:

1	To elect three Directors to the Company’s Board of Directors;
2	An advisory vote to approve the compensation of our named executive officers;
3	Ratification of the appointment of Ham, Langston & Brezina LLP as the Company’s independent registered public accounting firm for 2026;
4	Approve the redomestication of the Company from Colorado to Texas by conversion; and
5	To transact such other business as may properly be presented at the meeting, or at any adjournment(s) of the meeting.
Location
Virtual at www.virtualshareholdermeeting.com/NGS2026. (see “Virtual Shareholder Meeting" disclosure on the following page).
Record Date
Shareholders of record as of April 16, 2026 (the “Record Date”) will be entitled to attend and vote at the 2026 annual meeting of shareholders (the “Annual Meeting”). On that day, 12,590,213 shares of our common stock, par value $0.01 (“Common Stock”) were outstanding and entitled to vote. A complete list of our shareholders entitled to vote at the meeting will be available for examination at our offices during ordinary business hours for a period of ten (10) days prior to the Annual Meeting.
Delivery Date
On or about April 28, 2026, our proxy materials are first being mailed or made available to shareholders.
How to Vote
INTERNET
Visit www.proxyvote.com. You will need the multi-digit number included in your proxy card, voting instruction form or notice regarding the availability of proxy materials (“Proxy Materials”).
PHONE
Call 1-800-690-6903 or the number in your Proxy Materials. You will need the multi-digit number included in your Proxy Materials.
MAIL
If you received a paper copy of the Proxy Materials by mail, you may send your completed and signed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
You may request a copy of the materials relating to our Annual Meeting, including the Proxy Statement and form of proxy for our Annual Meeting and our Annual Report by following the instructions in your Proxy Materials, or by contacting our Investor Relations team by telephone at (432) 262-2700 or by e-mail at ir@ngsgi.com.
We cordially invite you to attend the virtual meeting. To ensure your representation at the meeting, please vote promptly. Voting now will not prevent you from voting virtually at the meeting if you are a shareholder of record or if you hold a legal proxy from an institution that holds your shares and wish to do so.

By Order of the Board of Directors,
April 28, 2026	Justin C. Jacobs
Chief Executive Officer and Director
The Proxy Statement and Annual Report are available to shareholders at
www.ngsgi.com and www.proxyvote.com
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VIRTUAL SHAREHOLDER MEETING
How to attend the annual meeting
The annual meeting will be held entirely online live via audio webcast. In structuring our virtual annual meeting, our goal is to enhance shareholder participation. We have designed the virtual annual meeting to provide shareholders with substantially the same opportunities to participate as if the annual meeting were held in person, and we believe the virtual annual meeting accomplishes this goal. We aim to provide a consistent experience to all shareholders regardless of their geographic location. Any shareholder can attend the annual meeting live online at www.virtualshareholdermeeting.com/NGS2026. If you were a shareholder as of the record date for the annual meeting and you have your multi-digit control number included in your Proxy Materials, you can vote at the annual meeting. If you are not a shareholder or do not have a control number, you may still access the annual meeting as a guest, but you will not be able to participate.
A summary of the information you need to attend the annual meeting online is provided below:
▪To attend and participate in the annual meeting, you will need the 16-digit control number included in your Proxy Materials.
▪The annual meeting webcast will begin promptly at 8:00 a.m. Central Daylight Time. We encourage you to access the annual meeting prior to the start time. Online check-in will begin at 7:30 a.m. Central Daylight Time, and you should allow ample time for the check-in procedures.
▪The virtual meeting platform is fully supported across browsers (Chrome, Firefox, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the annual meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the annual meeting.
▪Instructions on how to attend and participate via the Internet are posted at www.virtualshareholdermeeting.com/NGS2026.
▪Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/NGS2026 on the day of the annual meeting.
▪If you want to submit your question during the annual meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/NGS2026, type your question into the “Ask a Question” field, and click “Submit.”
▪Questions pertinent to annual meeting matters will be answered during the annual meeting, subject to time constraints. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. We have designed the format of the virtual annual meeting to ensure that our shareholders are afforded the same rights and opportunities to participate as they would have at an in-person meeting. Any questions pertinent to annual meeting matters that cannot be answered during the annual meeting due to time constraints will be posted online and answered at the “Investors” section of our website at www.ngsgi.com. The questions and answers will be available as soon as practical after the annual meeting and will remain available until one week after posting.
What if I have technical difficulties
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual annual meeting website. If you encounter any difficulties accessing the virtual annual meeting website during the check-in or annual meeting time, please call the technical support number that will be posted on the annual meeting login page (www.virtualshareholdermeeting.com/NGS2026).
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2025 HIGHLIGHTS
The following summarizes our key operational and financial performance highlights for the years ended December 31 ($ in thousands except per share amounts):

(1)     “Adjusted gross margin” and “Adjusted EBITDA” are non-GAAP financial measures that are reconciled to GAAP financial measures in Item 7 of our Annual Report on Form 10-K for the Year Ended December 31, 2025 under “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-GAAP Financial Measures.”

PROPOSAL 1 - ELECTION OF DIRECTORS
Our Board of Directors is divided into three classes, each class to be as nearly equal in number as possible. At each Annual Meeting of Shareholders, members of one of the classes, on a rotating basis, are elected for a three-year term. We currently have seven Directors serving on our Board. Our Board may fill vacancies if a qualified candidate is vetted. Shareholders will be electing three Directors at the 2026 Annual Meeting (the “Annual Meeting”) . Our Board has nominated the following three persons as a class of Directors to serve a three-year term expiring at our annual meeting of shareholders in 2029 and until their successors are duly elected and qualified (1).

J. Anthony Gallegos, Jr.	Justin C. Jacobs	John E. Jackson (2)
(1)    Special Note Regarding the Staggered Board Classes of Directors. As noted above, pursuant to our Colorado Articles of Incorporation, we maintain a "staggered" board comprised of three classes with directors in each class serving a three-year term. However, if the Redomestication proposal to change our state of incorporation from the State of Colorado to the State of Texas as provided for in Proposal 4 to this Proxy Statement is approved by our shareholders, the staggered board structure described above will be replaced with a single class of directors that will be elected on an annual basis. Accordingly, the three director nominees listed above and all of the continuing directors whose terms are scheduled to expire after 2026 will be subject to renomination and election in 2027 if Proposal 4 is adopted by our shareholders.
(2)    In January 2026, Stephen C. Taylor, a current director and Chairman Emeritus whose term expires as of the date of the 2026 Annual Meeting of Shareholders, notified the Company that he will retire from the Board and not seek re-election. In connection with Mr. Taylor's planned retirement, the Nominating and Corporate Governance Committee requested that all members of the Board consider potential candidates that they felt met the Board-established criteria for a new director and suggest potential candidates. Among the candidates recommended by the Directors, both non-management directors and the CEO, was John E. Jackson, who ultimately was chosen by the Board to be the nominee to fill the seat to be vacated by Mr. Taylor.

Nominees for Director
Biographical information and qualifications for the persons nominated as a Director is set forth below.

J. Anthony Gallegos, Jr.
Age: 56
Director Since: 2025
Committees: Audit; Safety and Sustainability
Education: B.B.A., Texas A&M University and M.B.A, Rice University
Other Public Boards: None currently
Career and Professional Highlights
•30 years of experience in the offshore, international, and US land drilling business.
•President, Chief Executive Officer and Director of Independence Contract Drilling, Inc. (“ICD”), positions he has held since October 2018.
•Held various executive positions with Sidewinder Drilling Company (“Sidewinder”) until Sidewinder’s merger with ICD in October 2018. He co-founded Sidewinder in 2011, originally serving as Senior Vice President, Chief Financial Officer & Corporate Secretary, a position he held until November 2014 when he was promoted to President & Chief Financial Officer and Chief Executive Officer in September 2017.
•Vice President Business Development of Scorpion Offshore Ltd., acquired by Seadrill in 2010, was an international offshore drilling contractor from April 2006 through September 2010.
•Held operational, marketing, corporate planning and management positions with international offshore drilling companies including Transocean Offshore, Atwood Oceanics, and Ensco.
•Member of the Society of Petroleum Engineers and the International Association of Drilling Contractors.
•Veteran of the US Army.
Qualifications
Mr. Gallegos provides the Board with more than 30 years of leadership experience in the offshore, international, and land drilling industry, including his current role as Board Director, President, and CEO of Independence Contract Drilling, Inc. His seven years as CEO of a NYSE‑listed company, along with experience founding and leading land drilling organizations and many years supporting major offshore, international contractors, provide strong operational, financial, and strategic expertise to the Company. His advanced business education, professional affiliations, and military service further enhance his ability to offer informed oversight and industry insight to the Board.

Justin C. Jacobs
Age: 51
Director Since: 2023
Committees: N/A (non-independent director)
Education: B.S. in Commerce from the University of Virginia
Other Public Boards: None currently
Career and Professional Highlights
•Chief Executive Officer of the Company since 2024 and Director since 2023.
•Managing Director and a member of the Management Committee at Mill Road Capital Management LLC, an investment firm with approximately $1.0 billion of assets under management focused on investments in small, publicly traded companies, from 2005 through 2024.
•Held various operational positions including interim Chief Operating Officer, in numerous portfolio companies in addition to investment responsibilities for LiveWire Capital, an investment and management group backed primarily by The Blackstone Group and Thomas Lee Partners that focused on operationally intensive buyouts of middle market companies, from 1999 to 2004.
•Investment professional in the private equity group at The Blackstone Group, from 1996 to 1999.
•Previously served as a member of the Boards of Directors of several public companies, including Ecology and Environment, Inc., National Technical Systems, Inc., and Swiss Water Decaffeinated Coffee, Inc, as well as numerous private companies.
Qualifications
Mr. Jacobs provides the Board with more than 25 years of experience as a public investor, private equity investor, operator, and member of boards of directors; he also has significant experience in turnaround situations. He has expertise in capital markets transactions, mergers and acquisitions, capital allocation and strategic reviews, as well as significant experience with executive compensation, shareholder communications and the development of both short-and long-term strategic growth plans. In addition, he has significant experience in both operational and oversight roles, particularly with small, publicly traded companies, as well as with corporate governance practices and shareholder value creation.

John E. Jackson
Age: 67
Director Since: N/A, Nominee for 2026
Committees: N/A, Nominee for 2026
Education: B.B.A, Baylor University
Other Public Boards: 1
Career and Professional Highlights
•Member of the board of directors and Audit and Compensation Committees of Main Street Capital Corporation since 2013.
•Chief Executive Officer of Spartan Energy Partners/CSI Compressco from 2010 through 2024.
•Chief Executive Office of Price Gregory Services from 2008 to 2009.
•Chief Executive Office of Hanover Compression Company from 2004 through 2007 and Chief Financial Officer from 2002 through 2004.
•Chief Financial Officer of Duke Energy Field Services from 2001 to 2002 and Controller from 1999 through 2002.
•Held various accounting and finance positions of increasing responsibility for Union Pacific Resources from 1981 through 1999.
•Served as an auditor for Ernst & Young from 1979 through 1981.
Qualifications
Mr. Jackson brings significant executive leadership experience to the Company from the energy industry broadly and the compression services industry specifically. Mr Jackson has held executive officer positions with and served on boards of several publicly held companies with substantial concentration in the energy industry.

Board Recommendation
The Board is recommending, as applicable, the election and re-election of J. Anthony Gallegos, Justin C. Jacobs and John E. Jackson to serve a three-year term expiring at the Annual Meeting of Shareholders in 2029. As noted above, if Proposal 4 is approved by our shareholders and the Company completes the reincorporation from Colorado to Texas by conversion, the term of each nominee will expire at next year’s Annual Meeting of Shareholders.
The person named in our form of proxy will vote the shares represented by such proxy for the election of the nominees for the Directors named above unless other instructions are indicated on the proxy card. If, at the time of the meeting, the nominee becomes unavailable for any reason, which is not expected, the persons entitled to vote the proxy will vote for such substitute nominee, if any, as they determine in their sole discretion, or we may reduce the size of the Board.
Required Vote
The election of each Director nominee requires the affirmative vote of a majority of the votes cast at the Annual Meeting with respect to the nominee. The number of shares voted “for” each Director nominee must exceed the number of votes cast “against” that nominee for the nominee to be elected as a Director to serve until his or her term expires or until his or her successor has been duly elected and qualified. Abstentions and broker non-votes are not counted as votes cast in the election of directors and therefore will not have any effect on the outcome of the vote.
Pursuant to the resignation policy adopted by our Board, any nominee for Director who is not elected shall promptly tender his or her resignation to our Board following certification of the shareholder vote. The Nominating and Corporate Governance Committee of the Board (the “Nominating and Governance Committee”) will consider the resignation offer and recommend to our Board the action to be taken with respect to the offered resignation. In determining its recommendation, the Nominating Committee shall consider all factors it deems relevant. Our Board will act on the Nominating Committee’s recommendation within 90 days following certification of the shareholder vote and will publicly disclose its decision with respect to the Director’s resignation offer (and the reasons for rejecting the resignation offer if applicable).
Any Director who tenders his or her resignation pursuant to the resignation policy shall not participate in the Nominating Committee’s recommendation or Board action regarding whether to accept the resignation offer. If the number of members of the Nominating Committee are required to tender their resignations pursuant to the resignation policy in the same election so that a quorum of the committee cannot be achieved, then the other independent Directors of our Board of Directors who are not required to tender a resignation pursuant to the resignation policy shall consider the resignation offers and make a recommendation to our Board.
To the extent that one or more Directors’ resignations are accepted, our Board, in its discretion, may determine either to fill such vacancy or vacancies or to reduce the size of the Board within the authorized range.

Continuing Directors
Biographical information and qualifications for our continuing Directors is set forth below.

Georganne Hodges
Age: 60
Director Since: 2023
Committees: Chair - Audit; Compensation; Nominating and Corporate Governance
Education: B.B.A., Accounting and Finance, Baylor University
Other Public Boards: 2

Career and Professional Highlights
•Member of the board of directors and Audit Committee of PBF Energy since 2023.
•Member of the board of directors of BWC Terminals LLC, where she serves on the Audit Committee and the Nominating and Corporate Governance Committee.
•Member of the board of directors of TransAlta Renewables Inc. (formerly (TSX: RNW)) where she was the Chair of the Audit Committee until 2023.
•Executive Vice President of Supply, Trading & Logistics at Motiva Enterprises, LLC, until January 2023.
•Served as CFO with Spark Energy, where she successfully completed the company’s initial public offering as well as several acquisitions.
•Served as CFO with Direct Energy.
•Served as an auditor with Arthur Andersen beginning in 1987.
Qualifications
Ms. Hodges brings more than 30 years of wholesale and retail energy experience, including national public accounting firm experience and extensive experience across the energy industry value chain. She also provides significant public company accounting and disclosure experience, along with public company board and related committee experience to the Company. In addition, her significant experience as a CFO and other senior financial roles in the energy industry adds significant value to our Board and management.

Jean K. Holley
Age: 67
Director Since: 2024
Committees: Chair - Compensation; Safety and Sustainability
Education: B.S., Missouri University Science & Technology and M.S., Illinois Institute of Technology in Chicago
Other Public Boards: 2

Career and Professional Highlights
•Global senior vice president and Chief Information Officer for Brambles Limited, a global leader in supply chain and logistic solutions, from September 2011 until her retirement in July 2017.
•Executive vice president and Chief Information Officer for Tellabs, Inc., a company that designs, develops, deploys and supports telecommunications networking products around the world from 2004 until 2011.
•Vice president and Chief Information Officer for USG Corporation, a manufacturer of innovative, high-performance building systems.
•Senior IT director for Waste Management, Inc., North America’s leading provider of integrated environmental solutions.
•Member of board of directors of Accord Financial Corp. (a Canadian-based company traded on the Toronto Stock Exchange), one of North America’s leading independent finance companies, since 2020.
•Member of board of directors of Herc Holdings, Inc. (a spinoff company from Hertz), a premier, full-service equipment rental firm, since 2017.
•Previously served as a director of OneSpan, Inc. (formerly VASCO Data Security), a global provider of enterprise-wide security solutions.
•Recipient of the Presidential Humanitarian Leadership Award for her leadership of a presidential COVID data analytics and modeling task force.
•Received the Georgia CIO ORBIE Lifetime Achievement Award in recognition of her leadership in developing strategic plans and executing digital transformations.
Qualifications
Ms. Holley brings significant public company board and related committee experience to the Company. Ms. Holley’s experience as a former chief information officer and a senior leader of a global company brings significant expertise to our Board of Directors in connection with information technology and cybersecurity matters. Her knowledge and understanding of information technology, digital transformation, digital security and critical cybersecurity infrastructure, strategy and operations benefits our Board as we develop and execute our long-term growth strategies.

Donald J. Tringali
Age: 68
Director Since: 2023
Committees: Chair - Nominating and Corporate Governance; Compensation
Education: B.A., Economics, UCLA; J.D., Harvard Law School
Other Public Boards: 1

Career and Professional Highlights
•Chairman of the Board of the Company since June 2025.
•Chief Executive Officer of Augusta Advisory Group, a boutique financial and business consulting firm providing a full range of executive, operations and corporate advisory services to companies, a position he has held since founding the firm in 2001.
•Executive Vice President of Telemundo Group, Inc., a major media company serving the Hispanic population in the United States, from 1996 to 2001.
•Member of the board of directors of Swiss Water Decaffeinated Coffee, Inc. (SWP), a chemical-free decaffeination company traded on the Toronto Stock Exchange, since 2020.
•Served as a member of the board of directors of POSaBIT Systems Corporation (PBIT), a point-of-sale and payments company focusing on the cannabis industry that is traded on the Canadian Stock Exchange from 2021 to 2025.
•Served as a member of the board of directors of Firefly Neuroscience, Inc (AIFF) formerly WaveDancer, Inc. (WAVD) from May 2021 to July 2023.
•Served as a member of the board of directors (from 1999), and later as the Chairman of the Board (from 2010), of National Technical Systems, Inc. (NTSC), a Nasdaq-traded international testing and engineering firm through its sale to a private equity firm in 2013.
•Served as a member of the board of directors (from 2016) and as Executive Chairman of the Board (from 2017) of Cartesian, Inc. (CRTN), a Nasdaq-traded international telecommunications consulting company that was sold to a private equity group in 2018.
Qualifications
Mr. Tringali’s extensive board experience, including as a member or chair of audit, compensation, and nominating and governance committees, combined with his experience as a public company executive, provides him with valuable insights into effective governance and oversight systems at the Company to support the Board’s efforts to enhance shareholder value. Mr. Tringali began his career as a corporate attorney in Los Angeles, where he represented public and private companies in connection with general business matters and mergers and acquisitions transactions.

Nigel J. Jenvey
Age: 53
Director Since: 2021
Committees: Chair - Safety and Sustainability; Audit; Nominating and Corporate Governance
Education: Bachelor with Honors, Mining Engineering, University of Leeds and M.S. Petroleum Engineering, Imperial College in London
Other Public Boards: None currently

Career and Professional Highlights
•Executive - Strategy & Growth Initiatives at Baker Hughes and represents its interest on the Texas Railroad Commission’s Hydrogen Production Policy Council and the Industry Governance Board for the Future Use in Energy in Louisiana consortium.
•Global Head of Carbon Management at their consultancy Gaffney, Cline & Associates and served as a board member for its interests in a hydrogen production technology company called Ekona Power and the Long Duration Energy Storage Council from 2021 to 2023.
•British Petroleum as the company’s Global Head of Carbon, Capture, Use and Storage (CCUS), and was chair of the CO2 Capture Project oil and gas industry consortium and chair of the North American CCS Association from 2014 to 2017.
•Technical Director of Carbon & Climate at Maersk Oil.
•Various managerial and project leadership roles at Royal Dutch Shell, including Shell’s global Enhanced Oil Recovery (EOR) Center of Expertise and European operating business.
•Petroleum engineer at Texaco in 1995 supervising offshore oil and gas production operations in the North Sea.
•Industry leader in Carbon Management and expert in CCUS having been involved in leading projects across the world since 2004. These have included providing study leadership to the National Petroleum Council, industry capability development in the Society of Petroleum Engineers, and providing advice to various major energy companies in the US and Canada.
•Editor of the annual Decarbonization feature in the SPE Journal of Petroleum Technology and has been a peer reviewer to the International Energy Agency. Mr. Jenvey has also provided testimony to Congress on CO2 Capture technologies.
Qualifications
Mr. Jenvey brings significant carbon management, sustainability, technology, investment strategy, and oil and gas operations and field development experience to our Board. His experience of working with companies, investors, governments, academia, and non-governmental organizations provides us a wealth of knowledge and insight regarding the challenges and solutions that exist for the oil and gas industry, and adds to our Board’s capabilities to successfully guide the Company through these matters that are impacting our business and industry.

Director Qualifications and Attributes
Our current Board of Directors and nominee represent a highly qualified mix of backgrounds, knowledge, skills and expertise. The specific experience-related attributes listed below assume that the Directors and nominee have extensive experience and leadership responsibilities associated therewith.

	Gallegos	Hodges	Holley	Jackson	Jacobs	Jenvey	Tringali
Knowledge/Skills/Expertise
Executive Leadership	•	•	•	•	•	•	•
Energy Industry Focus	•	•	•	•	•	•
Compression Industry Focus	•			•	•	•
Business Model Experience	•	•	•	•	•	•	•
Financial Proficiency	•	•	•	•	•	•	•
Board Experience/Governance	•	•	•	•	•	•	•
M&A / Capital Markets	•	•	•	•	•	•	•
Human Capital Management	•	•	•	•	•	•	•
Information Technology	•		•			•
Risk & Compliance Oversight	•	•	•		•	•	•
Health, Safety and Environmental	•	•	•	•		•
DEMOGRAPHICS
Age	56	60	67	67	51	53	68
Tenure	1	2	1	—	3	5	3
# of Other Current Public Boards	—	2	2	1	—	—	1

GOVERNANCE
Investor Outreach
During 2025, our executive management represented the Company at six investor conferences and non-deal roadshows. In addition, and similar to years past, we reached out to significant shareholders and solicited feedback on our performance and matters of corporate governance. This process provides us with an excellent opportunity to: (i) interact directly with our shareholders, (ii) share insight regarding progress and changes made to date, (iii) listen to their feedback and concerns and (iv) develop specific action items.
The following summarizes the scope of our efforts that took place in the summer of 2025 and concluded in January 2026 to take advantage of availability of institutional investors and proxy advisors during the off-season. All meetings were attended by the Chairman of the Board and the CEO attended certain meetings.

Reached out to holders representing 51% of outstanding shares

Engaged with holders representing 36% of outstanding shares

The following summarizes compensated-related input and specific action items underway and/or completed:

What We Heard	Key Takeaways and Actions Taken/In Process
Changing trends in executive compensation	Our redesigned LTIP, which includes a mix of time-based and performance-based equity grants, is a significant improvement and reflects best practices. We will continue to monitor changing trends and shareholder viewpoints.
Governance best practices	The Company’s legacy governing documents included provisions considered not favorable to shareholders, including a classified board and very high shareholder vote thresholds to remove a director or amend certain provisions of the bylaws. The Board is recommending redomestication (see Proposal 4) which will, among other things, allow the Company to adopt new governing documents eliminating the classified board and adopting other provisions generally considered more favorable to shareholders.
Proxy disclosures	Shareholders appreciate robust disclosures around the Board ‘s approach to board composition and executive compensation. The Company has enhanced its proxy disclosures in these areas.
Attitudes towards ESG	Shareholders have varying views on ESG disclosures. The consensus takeaway is that boards need to determine how significant ESG issues are for their business, and design disclosures befitting of this significance. ESG remains a top-of-mind topic for the Company, although information capture and disclosure requirements are in flux. The Company will continue to monitor and include disclosures as it deems appropriate.
Views on corporate redomestication	Shareholders expressed openness to redomestication as long as the reasons for the recommendation were sound and clearly disclosed, and the decision was not motivated by a desire to reduce or limit shareholder rights. The Board is recommending redomestication to Texas (see Proposal 4).
The Company values the views and insights of our shareholders, and we believe that constructive and meaningful dialogue with them builds and promotes transparency and accountability for the mutual benefit of all Company stakeholders. The Company will continue to maintain open dialogue with stockholders to help ensure ongoing and continuous shareholder feedback on Company governance matters.

Board of Director Structure
The Board’s Leadership Structure
The Chairman of the Board is selected by the members of our Board of Directors. Our Board does not have a policy as to whether the roles of Chairman of the Board of Directors and CEO should be separate or combined. The responsibilities of the Chairman of our Board include:
•presides over meetings of the Board of Directors as well as executive sessions with non-employee and independent directors.
•oversees the annual Board calendar and sets the agendas for meetings of the Board of Directors;
•chairs the annual meeting of shareholders;
•facilitates open and robust communication between the independent directors and executive leadership;
•directs the distribution of information and materials to the directors ensuring sufficient time for review and discussion of critical matters; and
•performs other tasks and responsibilities requested by the Board and executive leadership including representing the Board in communications with shareholders and other parties as necessary.
Our non-employee and independent Directors hold regularly scheduled executive sessions in which those Directors meet without management participation. Our Chairman of the Board, Donald J. Tringali, chairs these executive sessions.
We typically schedule four regular Board meetings, once each quarter during the calendar year, including one in conjunction with our Annual Meeting of Shareholders. Additional special Board meetings are held as needed. We expect our Directors to attend each Annual Meeting, absent a valid reason, such as illness or an unavoidable conflict. Last year, all of the individuals then serving as Directors attended our 2025 Annual Meeting of Shareholders.
To assist it in carrying out its duties, the Board has delegated certain authority to four separately designated standing committees as described below. Each committee operates under a charter, and copies of the charters are available by visiting the “Governance” tab on the investor relations page of our website at www.ngsgi.com.
The Audit Committee
The primary functions of our Audit Committee include:
•assisting the Board in fulfilling its oversight responsibilities as they relate to our accounting policies, internal controls, financial reporting practices and legal and regulatory compliance, including compliance with the Sarbanes-Oxley Act of 2002;
•discussing with management policies with respect to risk assessment and risk management;
•hiring our independent registered public accounting firm;
•monitoring the independence and performance of our independent registered public accounting firm;
•maintaining, through regularly scheduled meetings, a line of communication between the Board, our financial management and independent registered public accounting firm; and
•overseeing compliance with our policies for conducting business, including ethical business standards and our cybersecurity and related party policies.
Our Common Stock is listed for trading on the New York Stock Exchange (the “NYSE”). Under rules of the NYSE, the Audit Committee is to be comprised of three or more Directors, each of whom must be independent. Our Board has determined that all of the members of the Audit Committee identified above are independent, as defined under the applicable NYSE rules and listing standards. In addition, our Board has determined that Georganne Hodges is qualified as an “audit committee financial expert,” or “QFE” as that term is defined in the rules of the SEC. The Audit Committee has received from, and discussed with, Ham, Langston & Brezina LLP, our independent registered public accounting firm, the matters required to be discussed by Public Accounting Oversight Board Auditing Standard No. 1301 (AS 1301) (Communications with Audit Committees).

The Compensation Committee
The primary functions of our Compensation Committee include:
•setting and approving CEO and senior executive compensation;
•formulating and administering our overall compensation principles and plans; and
•evaluating CEO performance.
The Compensation Committee’s policy is to offer the executive officers competitive compensation packages that will permit us to attract and retain individuals with superior abilities and to motivate and reward such individuals in an appropriate fashion in the long-term interests of the Company and its shareholders. Currently, executive compensation is comprised of salary and cash bonuses and awards of long-term incentive opportunities in the form of equity or equity derivative awards under the Natural Gas Services Group, Inc. 2019 Equity Incentive Plan (the “2019 Plan”). The Compensation Committee also administers our Clawback Policy relating to the recovery of certain incentive compensation in connection with specified accounting restatements.
Our Board has determined that all of the members of the Compensation Committee identified above are independent, as defined under the applicable NYSE rules and listing standards.
The Compensation Committee members are not officers or employees of our Company, and there is not, nor was there during fiscal 2025, any compensation committee interlock (in other words, no executive of our Company serves as a director or on the compensation committee of a company that has one or more executives serving on our Board or our Compensation Committee).
The Safety and Sustainability Committee
The primary function of our Safety and Sustainability Committee (the “S&S Committee”) is overseeing and providing guidance on matters related to safety, occupational health, and sustainability practices with the Company. The S&S Committee’s primary objectives are to ensure the well-being of employees, contractors and communities in which we operate, and to promote sustainable business practices aligned with environmental stewardship.
Our Board has determined that each of the S&S Committee members identified above were independent, as defined under the applicable NYSE rules and listing standards.
The Nominating and Corporate Governance Committee
The primary functions of our Nominating and Governance Committee include:
•identifying, evaluating, and recommending individuals qualified to become Board members;
•recommending to the Board the composition of the Board and its committees;
•establishing and maintaining effective corporate governance policies; and
•evaluating the performance of the Board and its committees.
One of the Nominating and Governance Committee’s goals is to nominate candidates who possess a range of experiences and backgrounds which will contribute to the Board’s overall effectiveness in meeting its duties and forwarding the goals of our Company.
Our Board of Directors has determined that each of the Nominating and Governance Committee members identified above were and are independent as defined under the applicable NYSE rules and listing standards.

Director Qualifications, Diversity, Independence and Nominations
Board of Directors Qualifications and Diversity of Experience
The Company seeks to maintain a Board comprised of talented and dedicated Directors with a diverse mix of expertise, experience, skills and backgrounds. The skills and backgrounds collectively represented on the Board should reflect the diverse nature of the business environment in which the Company operates. The Board feels decision-making benefits from deliberations among persons with diverse perspectives.
The Company is committed to a merit-based system for Board composition that also values diversity of skills, backgrounds and experience. Accordingly, when assessing Board composition or identifying suitable candidates for appointment to the Board, the Company will consider candidates on merit and the needs of the Board, with due consideration to the benefits of diversity and differentiated experience.
Director Independence
As required under the listing standards of the NYSE, a majority of the members of our Board must qualify as independent, as affirmatively determined by our Board. The standards relied upon by the Board in determining whether a director is “independent” are those set forth in the rules of the NYSE. The NYSE generally defines the term “independent director” as a person other than an executive officer or employee of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Because the Board believes it is not possible to anticipate or provide for all circumstances that might give rise to conflicts of interest or that might bear on the materiality of a relationship between a director and the Company, the Board has not established specific objective criteria, apart from the criteria set forth in the NYSE rules, to determine “independence.” In addition to the NYSE criteria, in making the determination of “independence”, the Board considers such other matters including, without limitation, (i) the business and non-business relationships that each independent director has or may have had with the Company and its other directors and executive officers, (ii) the stock ownership in the Company held by each such director, (iii) the existence of any familial relationships with any executive officer or director of the Company, and (iv) any other relevant factors which could cause any such Director to not exercise his independent judgment. Our Nominating and Governance Committee evaluates all relevant transactions and relationships between each director then on the Board, and any of his or her family members, and the Company, senior management, and independent registered public accounting firm. Based on this evaluation and the recommendation of the Committee, our Board determined that each of the following five current members of the Board is “independent” within the meaning of applicable listing standards of the NYSE and under the standards set forth in our Corporate Governance Guidelines which are consistent with the NYSE listing standards: Nigel J. Jenvey, Jean K. Holley, Georganne Hodges, J. Anthony Gallegos, Jr. and Donald J. Tringali. Additionally, John E. Jackson, director nominee, is also “independent” as defined by these standards. Mr. Jacobs is not independent.

Board Nominations
The Board is responsible for identifying individuals qualified to become Directors, and nominees are selected by the Board. The Board takes into account many factors, including being highly qualified in terms of business experience, finance and other disciplines relevant to the success of a publicly traded company in today’s business environment; understanding of the Company’s business on a technical level and the industry in which it competes; and educational and professional background. The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best support the success of the business and, based on its diversity of experience and backgrounds, represent stockholder interests through the exercise of sound judgment. The Board regularly reviews its criteria for determining qualified and desirable candidates, in light of changing conditions and needs of the Company, and considers opportunities for board refreshment.
The Nominating and Governance Committee will consider a Director candidate recommended by a shareholder. A candidate must be highly qualified based on the factors noted above and be both willing and expressly interested in serving on the Board. A shareholder meeting certain requirements specified in our Bylaws or Exchange Act Rule 14a-8 may also nominate candidates for inclusion in our proxy materials for an annual meeting of shareholders as described in the section entitled “Shareholder Proposals for the 2027 Annual Meeting” of this Proxy Statement.
Director Onboarding and Continuing Education
Onboarding
We have a program in place to provide our new Directors with an orientation to the Company that includes in-person meetings with our executive management team comprised of our CEO, CFO and our Vice Presidents for operations, technical services and corporate administration functions. The purpose of these meetings is to familiarize the new Directors with our organizational structure, our business operations, strategic plans and financial budgets and forecasts, significant accounting and enterprise risk management matters, corporate governance, compliance and critical company policies including our Code of Ethics and Business Conduct as well as our Committee Charters. The orientation sessions are designed to consider the new Directors level of experience with the industry and other unique needs. New directors also spend considerable time with chairs of Board committees to familiarize them with the current state of committee affairs, as well as significant historical developments.
Continuing Education
At the Company's expense, our Directors are encouraged to periodically attend director education programs sponsored by various organizations including the National Association of Corporate Directors (“NACD”), law firms and similar organizations. The Company is a member of NACD which makes NACD membership available to its directors. Periodically, our Board invites outside counsel and other consultants to present background and educational materials on topics that are of more focused or more critical importance to its ongoing and anticipated activities. Furthermore, our Board rotates the locations of its regular meetings to occasionally facilitate site visits in order to enhance their understanding of our business and operations.
Board and Committee Evaluation
The Board is committed to a process of continuous improvement and utilizes an annual self-assessment to determine whether it and its committees are operating efficiently and effectively. The Nominating and Governance Committee takes the lead in reviewing comments from all of the Directors and summarizes its findings in an annual assessment of the Board's performance. The assessment addresses the Board's contribution to the Company with an emphasis on areas where the Board and its committees can improve.

Board Committees and Attendance
The following sets forth the membership of our Board committees as well as other information with respect to meetings held during the year ended December 31, 2025.

Committee/Members	Independent	Meetings Attended
AUDIT COMMITTEE
Georganne Hodges, Chair (QFE)	Yes	6 of 6
J. Anthony Gallegos, Jr.	Yes	6 of 6
Nigel J. Jenvey	Yes	6 of 6
COMPENSATION COMMITTEE
Jean K. Holley, Chair	Yes	6 of 6
Georganne Hodges	Yes	6 of 6
Donald J. Tringali	Yes	6 of 6
NOMINATING AND GOVERNANCE COMMITTEE
Donal J. Tringali, Chair	Yes	5 of 5
Georganne Hodges	Yes	5 of 5
Nigel J. Jenvey	Yes	5 of 5
SAFETY AND SUSTAINABILITY COMMITTEE
Nigel J. Jenvey, Chair	Yes	4 of 4
J. Anthony Gallegos, Jr.	Yes	4 of 4
Jean K. Holley	Yes	4 of 4
Our Board of Directors held 10 meetings of the full Board during 2025. Each Director attended at least 75% of the total number of Board meetings held and meetings of the committees on which he or she served while such person was a Director. The Board and its committees act from time to time by unanimous written consent in lieu of holding a meeting.

Risk Oversight
Our Board of Directors oversees the management of risks inherent in the operation of our business and the implementation of our strategic plan. Our executive management is responsible for the day-to-day management of risks we face. The Board is regularly advised by management on the status of various factors that could impact our business and operating results, including oil and gas industry issues, operational issues (such as compressor manufacturing issues, backlog for compressor equipment etc.), legal and regulatory risks. The full Board is also responsible for reviewing our strategy, business plan, and capital expenditure budget.
Our Board of Directors also has an active role in oversight of our cybersecurity risks and is assisted by our Vice President of Information Technology and other management personnel in the exercise of these responsibilities. In connection with this oversight, we have adopted a Cybersecurity Incident Response Plan which outlines how we identify, manage and respond to cybersecurity risks and incidents.
Our Board committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. Our Audit Committee serves an important role in providing risk oversight, as further detailed in its charter. One of the Audit Committee’s primary duties and responsibilities is to monitor the integrity of our financial statements, financial reporting processes, systems of internal controls regarding accounting, and disclosure controls and procedures. The Compensation Committee assists the Board with risk management relating to our compensation policies and programs, and the Nominating and Governance Committee assists with risk management relating to Board organization, membership and structure, succession planning for our Directors and executive officers, and corporate governance.
Related Party Information
We maintain a policy with respect to related party transactions that requires identification of the proposed transaction or ongoing business relationship, the identity and relationship of the proposed counterparty and an assessment of the terms of the proposed transaction to determine if they are fair and without bias, represents a compelling business case or would present an improper conflict of interest or otherwise impair the independence of the counterparty. Such proposed transactions require the approval of our executive management as well as the Audit Committee. In addition, the policy requires a review for and of any related party transactions to be performed on a quarterly basis by our Accounting Department. In the event that we become aware of any related party transaction or relationship that has not been previously approved, the transaction must be submitted immediately to the Audit Committee for approval, amendment, or termination as deemed appropriate.
Code of Ethics
Our Board of Directors has adopted a Code of Business Conduct and Ethics (“Code of Ethics”), which is posted on our website at www.ngsgi.com. You may also obtain a copy of our Code of Ethics by requesting a copy in writing at 601 State Street, Suite 400, Southlake, Texas 76092 or by calling us at (432) 262-2700. Our Code of Ethics provides general statements of our expectations regarding ethical standards that we expect our Directors, officers and employees, to adhere to while acting on our behalf.
Among other things, the Code of Ethics provides that:
•we will comply with all laws, rules and regulations;
•our Directors, officers and employees are to avoid conflicts of interest and are prohibited from competing with us or personally exploiting our corporate opportunities;
•our Directors, officers and employees are to protect our assets and maintain our confidentiality;
•we are committed to promoting values of integrity and fair dealing;
•we maintain proper workplace practices; and
•we are committed to accurately maintaining our accounting records under generally accepted accounting principles and the timely filing our periodic reports.
Our Code of Ethics also contains procedures for our employees to report, anonymously or otherwise, violations of the Code of Ethics and also prohibits retaliation.

Director Compensation
Our Compensation Committee, in consultation with our independent compensation consultant, is responsible for recommending director compensation for approval to the full Board. We use a combination of cash and equity-based incentive compensation to attract and retain qualified candidates to serve on our Board of Directors. In setting compensation for our non-employee Directors, we consider the substantial amount of time that Directors expend in fulfilling their duties to us and our shareholders, as well as the skill-sets required to fulfill these duties. Director compensation is reviewed regularly, typically every two years, and if adjustments are made, they are generally made after the Annual Shareholder meeting in June. The compensation elements for our Directors include: (i) an annual cash retainer paid on a quarterly basis, (ii) cash fees for the chairperson of the committees paid on a quarterly basis, (iii) a cash fee for the chairman of the board paid on a quarterly basis and (iv) an annual award of restricted stock units with up to 50% to be settled in cash at the election of the Director. Directors who are our employees do not receive any compensation for their services as Directors.
All Directors are reimbursed for their expenses incurred in connection with attending meetings. We provide liability insurance for our Directors and officers. The cost of this coverage for 2025 was $247,539. We do not offer non-employee Directors travel accident insurance, life insurance, or a pension or retirement plan.
The table below sets out the elements and amounts of non-employee director compensation that was in place for all of calendar year 2025:

Annual
Compensation Element	Amounts
Cash retainer	$60,000
Equity grant (approximate)	$110,000
Committee chairperson fee	$15,000
Chairman Emeritus fee	$35,000
Board Chairperson fee	$35,000
The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of our non-employee Directors during the fiscal year ended December 31, 2025:

Name	Fees Earned or Paid ($) (1)	Stock Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
J. Anthony Gallegos, Jr.	45,000	129,591	—	174,591
Georganne Hodges	75,000	110,019	—	185,019
Jean K. Holley	75,000	110,019	—	185,019
Nigel J. Jenvey	75,000	110,019	—	185,019
Stephen C. Taylor (4)	95,000	110,019	57,391	262,410
Donald J. Tringali (5)	101,250	110,019	—	211,269
(1)    Includes cash retainers, paid on a quarterly basis and fees earned as Committee Chairpersons, Lead Independent Director or Chairman of the Board, as applicable.
(2)    Includes an annual award of RSUs granted under the 2019 Plan to all of the Directors listed in the table above in June 2025 as well as a pro-rata award granted to Mr. Gallegos when he was appointed to the Board in April. RSUs are valued at the grant date fair value determined in accordance with FASB ASC Topic 718.
(3)    All other compensation for Mr. Taylor includes reimbursements to which Mr. Taylor was entitled for certain expenses he incurred and other items as provided for in his retirement agreement with the Company when he transitioned from a full-time employee to a full-time Director.
(4)    Includes fees as the Chairman of the Board for the first half of 2025 and Chairman Emeritus for the second half of 2025 both of which were at annual rate of $35,000.
(5)    Includes fees as the Lead Independent Director for the first half of 2025 at an annual rate of $17,500 and fees as the Chairman of the Board for the second half of 2025 at an annual rate of $35,000.

Executive Officers
Our executive officers are identified below. There are no family relationships between any Director or executive officer. Executive officers serve at the discretion of the Board of Directors and until their successors have been duly elected and qualified, unless sooner if removed by the Board of Directors. Executive officers are elected by the Board annually at its first meeting following the Annual Meeting of Shareholders.

Justin C. Jacobs, Chief Executive Officer
See “Nominees for Director” for Mr. Jacobs’ biographical information.
Ian M. Eckert, Chief Financial Officer
Age: 38
Officer Since: 2024
Education: B.S. Finance, Indiana University and M.B.A. Carnegie Mellon University - Tepper School of Business
Career and Professional Highlights
•Appointed CFO in 2024.
•Vice President, Corporate Controller and Chief Accounting Officer of Alamo Group Inc., a manufacturer of equipment used in the industrial, vegetation, and agricultural markets from 2023 to 2024.
•Vice President, Finance for AMETEK Inc.’s Electron Microscopy Technologies business from 2020 to 2023.
•Held controllership, financial planning and analysis and strategy roles progressing in responsibility at Howmet Aerospace Inc. (formerly Alcoa Inc.) from 2012 to 2020.

STOCK OWNERSHIP
Ownership of Management
The following table indicates the beneficial ownership of our Common Stock as of April 16, 2026 by: (i) each of our Directors and nominees for election; (ii) Named Executive Officers; and (iii) all of our current Directors, nominees and executive officers as a group, based on our records and data supplied by each of the current Directors, nominees and executive officers.

Name of Beneficial Owner and Position	Shares Beneficially Owned (1)	Shares Acquirable within 60 Days (2)	Total	Percent of Class (3)
Non-Employee Directors and Nominees
Donald J. Tringali (4)	15,213	4,456	19,669	*
Stephen C. Taylor (4)	290,393	4,456	294,849	2.30%
Nigel J. Jenvey	21,783	4,456	26,239	*
Georganne Hodges	8,838	4,456	13,294	*
Jean K. Holley	14,390	4,456	18,846	*
J. Anthony Gallegos, Jr.	889	4,456	5,345	*
John E. Jackson (5)	—	—	—	*
Named Executive Officers
Justin C. Jacobs	26,756	—	26,756	*
Brian L. Tucker (6)	14,033	—	14,033	*
Ian M. Eckert	1,764	—	1,764	*
All Directors (and nominees) and executive officers as a group (10 persons)	394,059	26,736	420,795	3.12%
* Less than one percent.

(1)    The number of shares listed includes all shares of Common Stock owned or indirectly owned. Beneficial ownership is calculated in accordance with the rules of the SEC. Unless otherwise indicated, all shares of Common Stock are held directly with sole voting and investment powers. As of April 16, 2026, none of the shares of Common Stock owned by our Officers and Directors had been pledged as collateral to secure repayment of loans.
(2)    Represents restricted stock units that will vest within 60 days of April 16, 2026.
(3)    Based on approximately 12.6 million shares of Common Stock outstanding as of April 16, 2026.
(4)    Includes 94,803 and 13,704 shares of Common Stock held indirectly by a “Rabbi Trust” the receipt of which has been deferred by Mr. Taylor and Mr. Tringali, respectively, pursuant to the Company’s Nonqualified Deferred Compensation Plan.
(5)    Mr. Jackson is a new nominee for the Board of Directors.
(6)     Represents the known holdings of Mr. Tucker immediately after the vesting of certain of his outstanding stock awards in accordance with the Transition and Mutual Separation Agreement between Mr. Tucker and the Company effective as of October 31, 2025.

Ownership of Certain Beneficial Owners
The following table sets forth information as of April 16, 2026 regarding the beneficial owners of more than five percent of the outstanding shares of our Common Stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class (1)
Dimensional Fund Advisors LP (2)	817,830	6.48%
Palisades West, Building One, 6300 Bee Cave Road
Austin, Texas 78746
BlackRock, Inc. (3)	698,904	5.54%
50 Hudson Yards
New York, New York 10001
AWM Investment Company, Inc. (4)	676,652	5.36%
527 Madison Avenue, Suite 2600
New York, New York 10022
Aegis Financial Corporation (5)	671,112	5.32%
6862 Elm Street, Suite 830
McLean, Virginia 22101
(1)     Based on approximately 12.6 million shares of Common Stock outstanding as of April 16, 2026 .
(2)    Based on Amendment No. 12 to Schedule 13G filed with the SEC on February 9, 2024. According to the filing, Dimensional Fund Advisors holds voting and/or investment power over the shares, but economic ownership is beneficially held by four investment companies. Dimensional Fund Advisors has sole dispositive power over all and sole voting power over 100% of the shares reported in the table above.
(3)    Based on Schedule 13G filed with the SEC on November 8, 2024. According to the filing, BlackRock, Inc. holds voting and/or investment power over the shares, but economic ownership is beneficially held by five subsidiaries. BlackRock, Inc. has sole dispositive power over all of the shares reported in the table above.
(4)    Based on Schedule 13G filed with the SEC on February 4, 2023. According to the filing, AWM Investment Company Inc. holds voting and/or investment power over the shares, but economic ownership is beneficially held by three investment companies. AWM Investment Company Inc. has sole dispositive and voting power over all of the shares reported in the table above..
(5)    Based on Amendment No. 1 to Schedule 13G filed with the SEC on November 12, 2024. According to the filing, Aegis Financial Corporation, a registered investment adviser, along with Scott L. Barbee, holds shared voting and investment power over the shares. Mr. Barbee is listed as a shared beneficial owner by virtue of his control of Aegis Financial Corporation.
Delinquent Section 16(a) Reports
Securities and Exchange Commission (“SEC”) regulations require that a copy of all Section 16(a) forms filed must be furnished to us by the person or entity filing the report. To the Company’s knowledge, during the fiscal year ended December 31, 2025, all reports required to be filed pursuant to Section 16(a) were filed on a timely basis, except as a result of administrative processing delays related to the Company’s Non-Qualified Deferred Compensation Plan, one Form 4 for Mr. Taylor reporting one exempt transaction was not timely filed and one Form 4 for Mr. Tringali reporting one exempt transaction that was not timely filed.

PROPOSAL 2 - ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) gives shareholders the right to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. The proposal, commonly known as a “Say-on-Pay” proposal, gives our shareholders the opportunity to express their views on the Company’s executive compensation.
At the Company’s Annual Meeting of Shareholders held in June 2023, our shareholders recommended that the advisory vote on the Say-on-Pay of our named executives in our proxy materials be submitted annually. Accordingly, we include the Say-on-Pay advisory vote in our proxy materials on an annual basis until the next shareholder vote on the frequency of Say-on-Pay or our Board of Directors otherwise determines that a different frequency of Say-on-Pay vote is in the best interests of the shareholders.
We are asking our shareholders to indicate whether or not they support the compensation program as described in this Proxy Statement. This proposal is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers and the compensation policies, methodologies and practices described in this Proxy Statement.
The Board believes that the executive compensation program aligns the compensation of the Company’s executive management with the long-term interests of shareholders. To align these interests, the Company compensates executive management with time-based and performance-based restricted stock and also ties a significant portion of executive cash compensation to performance-based metrics that drive shareholder value.
“RESOLVED, that the shareholders approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related disclosure contained in the Proxy Statement set forth under the section entitled 'Discussion of Our 2025 Executive Compensation Program' of this Proxy Statement.”
Board Recommendation
The Board of Directors recommends that you vote FOR approval, on a non-binding advisory basis, of the compensation programs of our named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related disclosure set forth under the section entitled “Discussion of Our 2025 Executive Compensation Program” of this Proxy Statement.
Required Vote
Approval of Proposal 2 requires the affirmative vote of a majority of the votes cast at the Annual Meeting with respect to the compensation of our named executive officers. The number of shares voted “for” approval must exceed the number of votes cast “against” approval. Abstentions and broker non-votes are not counted as votes cast and therefore will not have any effect on the outcome of the vote.
Because the vote on this Proposal is advisory in nature, the outcome will not be binding on the Company and will not affect compensation already paid or awarded. The Board and the Compensation Committee do however value the opinions of our shareholders and will take into account the outcome of the vote when considering the design of our NEO's future compensation arrangements.

COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
Named Executive Officers during 2025
The Compensation Discussion and Analysis (“CD&A”) that follows details the compensation earned by our Named Executive Officers (“NEOs”) which includes our CEO, our former COO and our CFO for 2025 as presented below.

Name	Position
Justin C. Jacobs	Chief Executive Officer
Brian L. Tucker (1)	Former President and Chief Operating Officer
Ian M. Eckert	Chief Financial Officer
(1)    Our management and Board of Directors collectively reached a decision with Mr. Tucker regarding his transition from the Company due solely to an unfortunate and unexpected family loss which changed his personal circumstances and resulted in his voluntary separation from the Company on October 31, 2025 pursuant to a Transition and Mutual Separation Agreement between Mr. Tucker and the Company dated August 8, 2025. Mr. Tucker did not receive any severance benefits resulting from his separation, but did receive prorated payouts of his short-term and long-term incentive awards at the target level (see the discussion and compensation tables that follow).
The CD&A also summarizes our executive compensation philosophy and each component of our executives’ compensation and how those components support our compensation objectives and strategy. The CD&A is a supplement to, and should be used in conjunction with, the compensation tables and related narratives of this Proxy Statement. Our 2025 executive compensation program was designed to balance risks and rewards, drive performance and sustain long-term shareholder value.
2025 Performance Highlights
Our management team and Board have continued to exercise heightened focus on our strategy of increasing our distributable cash flows while committing to the highest standards of safety for our employees and customers and developing systems and practices to align with our environmental and sustainability objectives. The following are our key performance highlights for 2025:
•Increased our rental revenues by 14% to $164.3 million compared to 2024.
•Increased our rental Adjusted gross margin(1) by 14% to $99.6 million compared to 2024.
•Increased our Adjusted EBITDA(1) by 16% to $81.0 million compared to 2024.
•Increased our horsepower utilization by 280 basis points to 84.9% compared to 2024.
•Our safety measurements include: (i) total recordable incident rate, or TRIR, and (ii) preventable vehicle incidents, or PVI. Our results for 2025 were 1.91 for TRIR and 0.39 for PVI.
•The Company advanced its safety and sustainability reporting framework in 2025 by identifying key performance indicators and associated datasets, laying the foundation for a consolidated reporting system implementation in 2026.
•We initiated a Common Stock dividend in the third quarter of 2025 of $0.10 per share and increased it to $0.11 per share in the fourth quarter.
•Our stock price increased by $6.85 or 26% to $33.65 per share as of December 31, 2025 over the December 31, 2024 price of $26.80 per share. Based on the stock price of $9.48 per share at the beginning of 2021, this represents a total shareholder return (“TSR”) of 255% over the five-year term (see chart below).
(1)     “Adjusted gross margin” and “Adjusted EBITDA” are non-GAAP financial measures that are reconciled to GAAP financial measures in Item 7 of our Annual Report on Form 10-K for the Year Ended December 31, 2025 under “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-GAAP Financial Measures.”

The Chart below illustrates our stock price and TSR performance over the past five years:

Stock Price and TSR Performance
Closing Stock Price $
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$—
275.00
250.00
225.00
200.00
175.00
150.00
125.00
100.00
75.00
50.00
25.00
—
TSR %
$9.48
$10.47
$11.46
$16.08
$26.80
$33.65
—
10.44
20.89
69.62
182.7
257.2
1/1/2021
12/31/2021
12/31/2022
12/31/2023
12/31/2024
12/31/2025
Year
Stock Price
TSR%

Recent Say on Pay Vote and Historical Changes
At our 2025 Annual Meeting of Shareholders, our advisory vote on executive compensation of our NEOs received over 85% support from shareholders which was a substantial improvement as compared to 2024 and prior years. We believe that the improved shareholder support was a direct result of the changes we implemented to our compensation plans in response to our ongoing shareholder outreach program. We continue to review and refine our Long-Term Incentive Program (“LTIP”) design in response to shareholder input and developing compensation best practices, including revisiting the mix of peers for relative shareholder return metrics, and considering the mix of performance-based and time-based equity. In addition, we are expanding the performance metrics for our Short-Term Incentive Plan (“STIP”) to include a series of measurable management business objectives directly tied to strategic objectives for the Company.

Compensation Best Practices
Our compensation program includes specific elements that link executive compensation with long-term shareholder interests. Where appropriate, the Compensation Committee strives to reflect and implement compensation design and governance best practices, including the following:

COMPENSATION BEST PRACTICES
What We Do:	What We Don’t Do:
Independent Committee Members Only independent directors serve on the Compensation Committee, ensuring objective and independent decision-making.	No Repricing or Exchange We do not allow for the repricing or exchange of outstanding equity units or options without shareholder approval.
Annual Advisory “Say on Pay” Votes
We have historically held, and continue to hold, annual Say on Pay votes to ensure shareholders have the opportunity to express their approval, or concern, with executive compensation program designs.
No Tax Gross-Ups Executive officers are not eligible to receive tax “gross-ups” in connection with any severance or change-in-control payments or benefits.
Annual Competitive Assessments
The Compensation Committee conducts annual competitive assessments of executive compensation programs to ensure competitiveness against its peers and broader competitive market for talent.
No Pledging of Shares We do not permit pledging, hedging or similar monetization transactions in shares of Company common stock.
Industry Relevant Compensation Peer Group
We maintain, and update, as appropriate, a compensation peer group from which the Compensation Committee can consider relevant benchmarks when making compensation decisions.

No Excessive Perquisites
With the exception of certain expense reimbursements which stand in support of key business strategies and are fully disclosed in the Summary Compensation Table herein, we do not provide excessive perquisites.

Alignment of Executive Compensation with Shareholders
We align executive compensation outcomes with shareholder interests through the appropriate use of strategy-linked short-term performance goals and stock price-related long-term incentives.

No Unlimited/Subjective Incentives
Both short-term and long-term incentive programs are capped with maximum payout levels. In addition, the Compensation Committee has determined that discretionary awards outside our established incentive plans will be restricted to new hires.

Market Competitive Long-Term Incentive Practices
Our long-term incentive awards for executives incorporate market prevalent best practices like the use of relative and absolute Total Shareholder Return as performance metrics, above median performance to achieve “target” awards, and 3 year vesting timelines.
Related Party Transactions While not explicitly prohibited, any related party transactions would require pre-approval under our Board and Company policies.
Clawback Policy
We maintain a compensation recoupment policy, or “clawback policy,” that applies to all NEOs and can result in the clawback of compensation, including performance-based cash and/or equity awards.
No Guaranteed Salary Increases or Bonuses We do not provide for guaranteed salary increases or guaranteed, minimum bonus payouts for executives, unless part of a new hire package for the first year.
Share Ownership Guidelines Our executive officers and Directors are subject to share ownership guidelines that ensure alignment of interests of both shareholders and Company leadership.
Engage an Independent Compensation Consultant The Compensation Committee retains an independent compensation consultant that advises it on executive and board of director compensation matters.

Components of our 2025 Executive Compensation
As illustrated in the chart below, the majority of annual total target compensation for our NEOs is performance-based, at-risk and/or long-term oriented. The short-term incentive component provided through our STIP gives executives opportunities to earn annual cash bonuses based on achievement of objective financial and non-financial criteria. The long-term components provided through our LTIP include time-vested restricted stock units (“RSUs”) as well as performance share units (“PSUs”) that vest based on the Company's relative total shareholder return (“RTSR”) compared to a benchmark peer group selected by the Compensation Committee (see below). RTSR is measured on a cliff-basis over a three-year term, with vesting on a three-year cliff basis. Target payout is achieved only if RTSR is at or above the 60th percentile, and the payout is capped at the target level in the event the absolute TSR is negative during the performance period. The graphic illustrates the mix of total target compensation for 2025 for our NEOs.

2025 CEO Target Total Direct Compensation

LTIP-PSU, 26.5%
Base Salary 23.5%
Short Term Incentives 23.5%
LTIP-RSU 26.5%
Base Salary
Short Term Incentives
LTIP-RSU
LTIP-PSU

2025 Other NEOs Target Total Direct Compensation *

LTIP-PSU, 18.0%
Base Salary, 36.6%
LTIP-RSU, 18.0%
Short Term Incentives, 27.5%
Base Salary
Short Term Incentives
LTIP-RSU
LTIP-PSU

•Includes the former COO (Mr. Tucker) and the CFO (Mr. Eckert). Mr. Eckert did not receive an LTIP award in 2025 as he received such an award at the end of 2024 upon his hiring.

Discussion of Our 2025 Executive Compensation Program
Compensation Philosophy and Objectives
Our Compensation Committee is responsible for designing and approving our executive compensation program and any related agreements or policies which are in the long-term interests of the Company and its shareholders.
The Compensation Committee believes our compensation philosophy and programs should be aligned to our business strategy, objectives, and goals. We utilize a pay for performance model that directly links executive compensation with results that support our overall business strategy yielding value for our shareholders. Our compensation programs are carefully reviewed on a regular basis leveraging input from our external compensation consultants, best practices, and feedback from our shareholders. The programs target a balance of short- and long-term objectives and strategies with significant emphasis on performance-based compensation. Finally, we believe the compensation program designs should be simple, transparent, and easy to understand by participants and our shareholders.
Elements of Compensation
Our executive compensation program is designed to align our NEOs’ pay with individual and Company performance in order to achieve profitability and return for our shareholders, and to attract and retain executives with the level of expertise and experience necessary to achieve our business objectives while driving short- and long-term results. Compensation plans have multiple parts, and the Compensation Committee believes they should be reviewed annually and benchmarked to ensure they align to our strategy and deliver shareholder value. We utilized the following components to deliver executive compensation in 2025:

Pay Element	Purpose	Description	Link to Performance
Base Salary
To attract and retain qualified key executive talent and to provide a competitive baseline for total compensation that recognizes the executive’s skills, experience and responsibilities in the position.
		Fixed, non-variable cash compensation. Serves as basis for “target” value of incentive opportunities.	Individual base salary amounts reflect each executive officer’s responsibilities, performance, experience and market positioning.
Annual Cash Incentive	To motivate and reward achievement of critical short-term financial targets, operating targets and strategic initiatives.	Variable annual cash incentive with payout based on our performance over the fiscal year.	Target award opportunities are set at a competitive level. Award payout is based on the achievement of the underlying performance criteria established at the beginning of the fiscal year.
Long-Term Incentive	To align a significant portion of executive compensation to our long-term performance and shareholder experience, mainly through the use of relative TSR performance criteria. Multi-year vesting provisions also support our executive talent retention objectives.	50% of annual awards granted in time-vested RSUs, vesting over a three-year period based on continuous service. 50% of annual awards granted in relative TSR PSUs, with vesting contingent on the Company's stock performance relative to a peer group over a three-year performance period
PSUs provide recipients rewards contingent upon the successful achievement of relative TSR, using Common Stock as a currency that is strongly aligned with shareholder interests.

Time-vesting RSUs support the Company’s leadership retention objectives and reinforce an ownership mentality through enhanced equity stakes.

How Our Compensation Committee Determines Executive Compensation
The Role of the Compensation Committee. The Compensation Committee oversees the executive compensation program and has overall responsibility for making final decisions about total compensation for all of the NEOs. As part of its annual process, the Committee works closely with senior management (as appropriate), the Chairman of the Board and its independent compensation consultant. This process ensures consistency from year to year and adherence to the responsibilities listed in the Compensation Committee’s Charter, which is available on our website.
The Role of the CEO. Our CEO proposes changes to compensation for his direct reports which the Compensation Committee considers when making decisions. Our CEO does not provide recommendations concerning his compensation, nor is he present when his compensation is discussed by the Committee. The Committee, with input from its independent compensation consultant, discusses and approves all elements of executive officer compensation.
The Role of the Independent Compensation Consultant. The Compensation Committee has the authority to engage and retain an independent compensation consultant to provide independent counsel and advice regarding executive an non-employee director compensation. For the first three quarters of 2025, the Compensation Committee continued its engagement with Zayla Partners as its independent executive compensation consultant. In October 2025, the Compensation Committee engaged Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent executive compensation consultant. A representative of the independent consultant attends meetings of our Compensation Committee and communicates with our Compensation Committee Chair and members of management as needed; however, our Compensation Committee makes all decisions regarding the compensation of our executive officers.
The Compensation Committee reviewed the consultants’ independence in accordance with the factors set forth in the corporate governance standards of the NYSE and the rules of the SEC, and determined that there were no conflicts of interest present. Zayla Partners and FW Cook were engaged by the Compensation Committee and performed no services directly for management.
Peer Group. Our Compensation Committee reviews the composition of any peer groups, based on input from its compensation consultant, and modifies the peer groups as circumstances, including industry consolidation and other competitive forces, warrant. The Compensation Committee may determine to use the same peer group for both compensation and relative TSR purposes, or to use different peer groups. Our overall objective is to develop peer groups that are appropriate taking into consideration both internal business judgment of the Compensation Committee as well as input from outside observers. Key inputs that we consider include: (i) industry, (ii) revenue and EBITDA metrics, (iii) market capitalization, enterprise value and total assets, (iv) geography and (v) other general considerations. With respect to these inputs, we focus on (i) participants in the broad oil and gas industry focused on equipment, services, drilling and exploration and development, (ii) revenue and EBITDA within reasonable ranges of our most recent financial results, (iii) market capitalization, enterprise values and total assets within reasonable ranges of our most recent valuations, and (iv) companies with headquarters in the United States. For the peer group used for measuring relative TSR, the Compensation Committee will also consider investor profiles and the relevant market for investment capital.
For 2025, our peer group included the following companies, and was used for both compensation purposes and for measuring relative TSR performance upon which the 2025 grant of PSUs will be measured.

DMC Global Inc.	Mammoth Energy Services, Inc.	Oil States International, Inc.
Drilling Tools International Corp.	Nine Energy Service, Inc.	Ranger Energy Services, Inc.
Energy Services of America Corp.	NCS Multistage Holdings, Inc.	SEACOR Marine Holdings, Inc.
Forum Energy Technologies, Inc.	NPK International Inc.	Solaris Oilfield Infrastructure, Inc.
KLX Energy Services Holdings, Inc.	Prime Energy Resources Corp.	TETRA Technologies, Inc.

Annual Base Salaries
The Compensation Committee determines base salaries for the NEOs each year, generally in March, accounting for multiple factors, including breadth, scope and complexity of the role, internal equity, succession planning and retention objectives, market positioning and budget. Decisions are also based in part on market data provided to the Compensation Committee by its independent compensation consultant. During 2025, the Compensation Committee approved increasing Mr. Jacobs’ base salary to better align with market data for his position as well as maturation in his role with the Company as evidenced by the financial and operating performance during 2024. Mr. Tucker’s and Mr. Eckert’s base salaries remained unchanged from their 2024 levels.

Named Executive Officer	2025 Annual Salary	Increase over 2024 (%)
Justin C. Jacobs (1)	$600,000	14%
Brian L. Tucker (2)	$400,000	—%
Ian M. Eckert	$415,000	—%
(1)    Mr. Jacob’s salary increase was effective April 1, 2025.
(2)    Mr. Tucker voluntarily separated from the Company on October 31, 2025. Through his separation date, Mr. Tucker earned $333,333 of his base salary.
Short-Term Incentive Plan
The STIP provides guidelines for calculating annual non-equity incentive-based compensation in the form of cash bonuses to our NEOs, subject to Committee oversight and modification. The STIP is based on performance metrics that are established early in the fiscal year. The program is designed to focus the NEOs on achieving critical short-term financial and operating targets and/or strategic initiatives that support our annual objectives and are linked to the maximization of shareholder value.
The tables below detail the target bonus opportunities, shown as a percentage of annual base salary, that were applicable to each NEO in fiscal year 2025 as well as the payouts for the various levels of achievement:

Named Executive Officer	Target Bonus Potential as a % of Base Salary
Justin C. Jacobs	100%
Brian L. Tucker and Ian M. Eckert	75%

Named Executive Officer	Threshold Payout as a % of Target Bonus Potential	Target Payout as a % of Target Bonus Potential	Stretch Payout as a % of Target Bonus Potential	Stretch + Payout as a % of Target Bonus Potential (1)
All NEOs	75%	100%	125%	135%
For 2025, 100% of each executive officer’s STIP award was based on achievement of Company financial and other objectives relating to:
•Adjusted EBITDA (1);
•Safety objectives (Total Recordable Incident Rate, or TRIR);
•Preventable Vehicle Incidents (PVI); and
•Integration of the reporting of HSE metrics into the Company's ERP system.
Each year, the Committee sets the performance levels for each component of the Company objective portion of the STIP. The payment of awards under the STIP is based upon whether these performance levels are achieved for the year. Payout on each of the four objectives is as follows (2):
•0% of the bonus amount will be paid if we do not achieve the “threshold” amount;
•75% of the bonus amount will be paid if we achieve the “threshold” amount;
•100% of the bonus amount will be paid if we achieve the “target” amount;
•125% of the bonus amount will be paid if we achieve the “stretch” amount; and
•135% of the bonus amount will be paid if we achieve the “stretch +” (1) amount.
(1)    The “Stretch+” payout is applicable only to the Adjusted EBITDA metric. References above and in the tables that follow to Adjusted EBITDA, a non-GAAP financial measure, are reconciled to the comparable GAAP financial measure in Item 7 of our Annual Report on Form 10-K for the Year Ended December 31, 2025 under “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-GAAP Financial Measures.”
(2)    For those objectives that are not binary or otherwise cliff vest, amounts are prorated between achievement levels.

2025 Performance Goals and Results
As noted above, the Compensation Committee approves performance metrics for the annual cash incentive opportunity early in the fiscal year. Shortly following the conclusion of the plan year, the Compensation Committee determines the degree of which the financial and operational goals have been met and approves cash awards based on the level of achievement.
For 2025, following the Compensation Committee’s shareholder outreach and engagement program and a comprehensive review, the Compensation Committee approved certain performance metrics and hurdles. The Compensation Committee’s philosophy in setting performance levels and hurdles is to incentivize exceptional performance rather than reward expected performance. The Compensation Committee spends considerable time each year deliberating where to set performance and payout levels in light of all relevant circumstances available at the time these levels are set. The table below details these metrics, their corresponding weight of value in the STIP, and the actual performance achievements:

Metric	Weight	Threshold	Target	Stretch	Stretch +	Actual	Payout Factor (5)	Weighted Payout
Adjusted EBITDA(1)	85%	$72,750,000	$76,580,000	$80,430,000	$81,560,000	$80,965,000	131%	111.19%
Safety (TRIR)(2)	5%	1.09	0.77	0.45	N/A	1.91	—%	—%
Preventable Vehicle Incidents (PVI)(3)	5%	0.99	0.79	0.59	N/A	0.39	125%	6.25%
HSE Integration(4)	5%	N/A	1.00	N/A	N/A	1.00	100%	5.00%
Total	100%							122.44%
(1)    Adjusted EBITDA is a non-GAAP financial measure that we define as net income before interest, taxes, depreciation and amortization, as well as an increase in inventory allowance, impairments, retirement of rental equipment, non-recurring restructuring charges including severance and non-cash equity-classified stock-based compensation expenses.
(2)     Safety performance is measured based upon the Company’s TRIR, which the Company believes is a commonly-used metric to measure safety performance. TRIR is a standard OSHA safety metric that measures the number of work-related injuries and illnesses per 100 full-time workers over a 12-month period.
(3)     Preventable Vehicle Incidents (PVI) refer to motor vehicle accidents involving company-operated vehicles that are deemed preventable based on internal safety guidelines and industry best practices (e.g., National Safety Council criteria).
(4)    The Company advanced its safety and sustainability reporting framework in 2025 by identifying key performance indicators and associated datasets, laying the foundation for a consolidated reporting system implementation in 2026.
(5)    The payout factor for the Adjusted EBITDA metric was prorated between the Stretch (125%) and Stretch+ (135%) levels to 131%.
Additional information on operational and financial performance can be found in the Company’s Annual Report filed on Form 10-K and quarterly reports on Form 10-Q filed with the SEC.
The following table summarizes the cash bonuses awarded to each NEO under the STIP for 2025 based on the weighted payout determination above:

Name	Title	Base Salary Subject to Bonus	Target Bonus Eligibility	Bonus Base	Bonus Payout %	Bonus Payouts
Justin C. Jacobs (1)	CEO	$581,250	100%	$581,250	122.44%	$711,706
Brian L. Tucker (2)	Former President and COO	$333,333	75%	$250,000	100.00%	$250,000
Ian M. Eckert	Chief Financial Officer	$415,000	75%	$311,250	122.44%	$381,107
(1)    Mr. Jacob’s base salary subject to bonus represents the base salary earned during 2025 including three months at an annual rate of $525,000 and nine months at an annual rate of $600,000.
(2)    Mr. Tucker received a payout of his target level bonus based on the percentage of his base salary that he earned through his separation date in accordance with his Transition and Mutual Separation Agreement.
The Compensation Committee will continue to review the metrics used in the STIP on an annual basis with an emphasis on both input from our shareholders received through our outreach and engagement program, trends ascertained from a review of relevant competitive market practices, and continued focus on rewarding exceptional performance. The Committee believes this approach allows us to be responsive to the input of our shareholders, be competitive with practices among our peers in the compression and oilfield services industries, and continuously challenge our executives to achieve results that will reward shareholders.

Long-Term Incentive Plan
In designing our LTIP awards for 2025, we considered the common practice for NEO LTIP awards to grant opportunities through a combination of time-vesting and performance-vesting full value award vehicles, thereby creating a balance between retention and pay-for-performance. TSR is the most prevalent metric, as peer companies generally rely on relative and absolute TSR measures to determine final vesting of awards. Performance-vesting awards have two key benefits: (i) requires performance achievement to “earn” the compensation, and (ii) executives have an opportunity to vest a number of shares that is above or below “target” if performance warrants.
For 2025, Mr. Jacobs was granted an RSU award valued at 112.5% of his base salary and a PSU award valued at 112.5% of base salary. Mr. Tucker was granted an RSU award valued at 50% of his base salary and a PSU award valued at 50% of his base salary. Mr. Eckert did not receive an LTIP award for 2025 as he joined the Company at the end of 2024 and was awarded RSU and PSU awards each equivalent to 50% of his base salary at that time. Under the LTIP, RSUs will vest in three equal annual installments beginning on the first anniversary of the effective date of the individual grants.
The PSU awards will vest based on our TSR performance compared to a peer group of companies as established by the Compensation Committee. Potential payout for the PSU awards is based upon performance over a three-year period using the following scale.

Payout Level	Relative TSR Performance (Percentile Rank vs. Peers)	Payout (% of Target) (1)
Maximum	100th percentile	200%
Target	63rd percentile	100%
Threshold	31st percentile	50%
Less than Threshold	Less than 31st percentile	—%
(1)    Negative TSR Payout Cap at Target: If the Company’s TSR for the performance period is negative, then the PSUs earned will not exceed 100% (target), regardless of the Company's actual percentile ranking.
The following table illustrates our peer group for the 2025 grant:

DMC Global, Inc.	Mammoth Energy Services, Inc.	Prime Energy Resources Corp.
Drilling Tools International Corp.	NCS Multistage Holdings, Inc.	Ranger Energy Services, Inc.
Energy Services of America Corp.	Nine Energy Service, Inc.	SEACOR Marine Holdings, Inc.
Forum Energy Technologies, Inc.	NPK International, Inc.	Solaris Oilfield Infrastructure, Inc.
KLX Energy Services Holdings, Inc.	Oil States International, Inc.	TETRA Technologies, Inc.
Mr. Eckert’s 2024 PSU award utilizes the same 2025 peer group and performance period for relative TSR measurement as those of Mr. Jacobs’ and Mr. Tucker’s 2025 PSU awards as his award was effectively granted at the end of 2024.

Other Compensation Policies
Compensation-Related Policies
Stock Ownership Policy. We believe that it is in the best interest of the Company and its shareholders to align the financial interests of our executives and non-employee members of the Board with those of our shareholders. In accordance with our policy, the CEO is required to hold an aggregate market value of five times their annual base salary. NEOs other than the CEO are required to hold an aggregate market value of two and one-half times their annual base salary. Non-employee members of the Board are required to hold an aggregate market value of at least four times their annual cash retainer. Holdings are measured at the average closing price of a share of the Company’s stock for the previous calendar year. Participants may satisfy their ownership guidelines with: (i) Common Stock owned directly, (ii) Common Stock owned indirectly, (iii) shares represented by amounts invested in a 401(k) plan or deferred compensation plan maintained by the Company and (i) time-vested restricted stock or restricted stock units.
Insider Trading Policy. Our Board has adopted an Insider Trading Policy for employees and directors to promote compliance with federal and state securities laws and the NYSE. The policy prohibits certain persons who are aware of material non-public information about the Company from: (i) trading in securities of the Company; or (ii) providing material non-public information to other persons who may trade on the basis of that information. When material non-public information about us may exist and may have an influence on the marketplace, a trading blackout period is placed in effect by management. Furthermore, we have a standard blackout period policy, not subject to management discretion, that is timed on a quarterly basis for periods around each natural quarter-end until after earnings are released to the public. In addition, our Insider Trading Policy also applies to family members, other members of a person’s household, and entities controlled by a person covered by the Insider Trading Policy. Officers, directors, and designated employees, as well as the family members and controlled entities of such persons, may not engage in any transaction in Company securities without first obtaining pre-clearance of the transaction.
Under the Insider Trading Policy, directors, executive officers and other employees are prohibited from entering into any hedging or monetization transactions relating to our securities or otherwise trading in any instrument relating to the future securities’ price. Our Insider Trading Policy also prevents directors and executive officers from pledging our securities as collateral for loans or holding our securities in a margin account.
It is also the policy of the Company to comply with all applicable securities law when transacting in its own securities.
Clawback Policy. Our Board of Directors has adopted a clawback policy, as required by Section 10D of the Exchange Act and the listing standards adopted by the NYSE. In the event of certain accounting restatements, this policy requires us to pursue recovery from current and former executive officers (as defined under the applicable rules) of any amount of incentive-based awards paid during the three years preceding the accounting restatement that exceeds the amount that would have otherwise been paid if calculated based on the restated financial reporting measure, calculated on a pre-tax basis.
Timing of Equity Awards. Although we have not adopted a formal policy regarding the timing of equity award grants, including stock option grants, the Company-wide annual equity grants are made on a predetermined schedule. We generally grant long-term equity incentive awards to our NEOs and certain employees on a regular and predictable cycle, and we have historically granted such awards in mid-March. The grant price of our restricted stock and RSU grants as well as the exercise price of each of our stock option grants is the market closing price on the effective grant date. Our Compensation Committee does not grant such awards based on knowledge of material nonpublic information. Equity-based awards are occasionally granted at other times during the year, such as upon the hiring of a new employee, following the promotion of an employee or for key employee retention purposes.

Other Benefit Plans
401(k) Plan. We maintain a 401(k) Plan allowing employees, including our NEOs, to defer a portion of their eligible compensation, up to the Internal Revenue Code of 1986, as amended (the “Code”), maximum deferral amount, on a pre-tax basis or on a post-tax (Roth) basis. Participants make contributions to an account maintained by an independent trustee and direct how those contributions are invested. We match 50% of a participant’s contribution up to a maximum of 6% of his or her annual eligible compensation.
Health and Welfare Benefit Plans. We maintain a standard complement of health and welfare benefit plans for our employees, including our NEOs, which provide medical, dental and vision benefits, employee assistance, health savings and flexible spending accounts, short-term and long-term disability insurance, accidental death and dismemberment insurance and life insurance coverage. As disclosed in the summary compensation tables that follow, the Company subsidizes the cost of the healthcare plan for our NEOs.
Deferred Compensation Plan. We maintain a deferred compensation plan (the "Deferred Compensation Plan") which permits certain eligible employees, including our NEOs, and our Directors to annually elect to defer a portion of their salary, commissions, cash bonus, Director fees and/or stock awards they would otherwise have received when earned.  Under this plan, participants can defer up to 90% of their salary, commissions, cash bonus, Director fees and stock awards. Cash amounts deferred under the Deferred Compensation Plan are deemed invested in the investment funds selected by the participant with similar options as available under the Company’s 401(k) Plan. We have the option to contribute but do not currently contribute to the Deferred Compensation Plan on behalf of its participants or match the deferrals made by participants. At the present time, the Deferred Compensation Plan is suspended to new participants.
At the time of deferral, a participant must indicate whether he or she wishes to receive the amount deferred while in-service or upon separation of service. In either case, the payment will be in either a lump sum or in substantially equal annual installments. In-service installments cannot exceed five years, while installments elected to start upon separation of service cannot exceed ten years. If separation is due to a disability or a change in control, deferrals will be paid similar to deferrals paid upon separation of service, while deferrals related to death will be paid in a lump sum to the participant’s beneficiary. If a participant experiences an unforeseeable emergency during the deferral period, the participant may petition to receive a partial or full payout from the Deferred Compensation Plan. All distributions are made in cash, except for deferred stock awards which are settled in Company stock.
Agreements with Executive Officers
Each of our NEOs entered into employment letters with us, which set forth the applicable executive’s initial title, reporting relationship and compensation (the “Employment Letters”). Under the Employment Letters, each such NEO is eligible for an annual base salary, short-term incentive target and LTIP Award value, which are subject to annual review by our Compensation Committee. In addition, each Employment Letter provides that the applicable executive is eligible to participate in all employee benefit plans maintained by the Company as well as the effect of termination including severance.

Report of the Compensation Committee (1)

Fellow Shareholders:

The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this Proxy Statement, as required by Item 402(b) of Regulation S-K. Based upon this review and our discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis section be included in this Proxy Statement.

The Compensation Committee
Natural Gas Services Group, Inc.
Jean K. Holley, Chairperson
Donald J. Tringali
Georganne Hodges

(1)     SEC filings sometimes “incorporate information by reference.” This means the Company is referring you to information that has previously been filed with the SEC, and that this information should be considered as part of the filing you are reading. Unless the Company specifically states otherwise, this Compensation Committee Report shall not be deemed to be incorporated by reference and shall not constitute soliciting material or otherwise be considered filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Compensation Tables
Summary Compensation Table
The following table sets forth the compensation earned by each of our named executive officers for the fiscal years ended December 31, 2025:

Name and Principal Position		Salary (2)	Bonus (3)	Stock Awards (4)	Non-Equity Incentive Plan Compensation (5)	All Other Compensation (6)	Total
	Year	($)	($)	($)	($)	($)	($)
Justin C. Jacobs, Chief Executive Officer	2025	581,250	—	1,631,862	711,706	43,895	2,968,713
	2024	464,754	30,000	1,225,274	545,697	18,550	2,284,275
Brian L. Tucker Former President and Chief Operating Officer (1)	2025	333,333	—	452,863	250,000	42,135	1,078,331
	2024	400,000	—	454,204	352,500	18,550	1,225,254
	2023	92,055	—	90,962	68,219	2,417	253,653
Ian M. Eckert, Chief Financial Officer	2025	415,000	—	—	381,107	32,225	828,332
	2024	2,274	250,000	487,219	—	—	739,493
(1)    Mr. Tucker voluntarily separated from the Company effective October 31, 2025.
(2)    Includes base salaries earned on a fiscal year basis, and, when applicable, are prorated based on the number of days employed with the Company during the applicable year. This column also includes amounts deferred under our 401(k) Plan.
(3)    Includes a (i) sign-on bonus paid to Mr. Jacobs upon his hire in February 2024, (ii) a sign-on bonus paid to Mr. Eckert upon his hire in December 2024 and (iii) a discretionary bonus of $200,000 to compensate Mr. Eckert for a foregone bonus as a result of resigning from his previous employer prior to the end of 2024.
(4)    Represents the grant date fair value of RSU and PSU awards granted under the Natural Gas Services Group, Inc. 2019 Equity Incentive Plan (the “2019 Plan”) determined in accordance with FASB ASC Topic 718, excluding the effects of forfeitures. Fair value of the PSUs was determined using Monte Carlo simulations. The assumptions used by the Company in calculating this amount for 2025 are included in Note 16 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. If the maximum level of achievement of the performance conditions associated with PSUs granted to Messrs. Jacobs and Tucker in 2025 is achieved, the value associated with the PSUs based on the closing price per share of our Common Stock on the date they were granted ($22.19), would be $1,350,040 and $400,041, respectively.
(5)    Represents cash payments under the 2025 Annual Incentive Bonus Plan based on performance for the year ended December 31, 2025 that were paid in the first quarter of 2026, with the exception of Mr. Tucker who was paid in November 2025 subsequent to his voluntary separation from the Company.
(6)    Includes matching contributions made by the Company to each named executive officer under our 401(k) Plan and the aggregate incremental cost to the Company of perquisites provided to our NEOs as shown in the table below.
All Other Compensation Table
The following table sets forth all other compensation earned by our NEOs as reported in the Summary Compensation Table above for the fiscal years ended December 31, as presented:

Name		Additional Incremental Portion of Health Insurance Premiums Paid for Officers Only	401(k) Plan Company Contributions	Total
	Year	($)	($)	($)
Justin C. Jacobs	2025	28,395	15,500	43,895
Brian L. Tucker	2025	30,943	11,192	42,135
Ian M. Eckert	2025	20,475	11,750	32,225

Grants of Plan-Based Awards
The following table sets forth the short- and long-term incentive plan awards granted to our NEOs during the fiscal year ended December 31, 2025.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (3)	Grant Date Fair Value of Stock Awards (4)
		Threshold	Target	Maximum	Threshold	Target	Maximum
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)	(#)	($)
Justin C. Jacobs	3/13/2025	435,938	581,250	784,688	—	—	—	—	—
	3/13/2025	—	—	—	15,210	30,420	60,840	—	853,281
	3/13/2025	—	—	—	—	—	—	35,087	778,581
Brian L. Tucker	3/13/2025	300,000	400,000	540,000	—	—	—	—	—
	3/13/2025	—	—	—	4,507	9,014	18,028	—	252,843
	3/13/2025	—	—	—	—	—	—	9,014	200,021
Ian M. Eckert	3/13/2025	311,250	415,000	560,250	—	—	—	—	—
(1)    The amounts in these columns illustrate the range of potential payouts under the 2025 Short-Term Incentive Plan. Actual payouts were determined and paid in March 2026, with the exception of Mr. Tucker who was paid shortly after his separation, and are included in the Summary Compensation Table.
(2)    The amounts in these columns illustrate the range of potential payouts of PSUs under the 2019 Equity Incentive Plan and cliff vest at the conclusion of a three-year performance period based on the Company’s total shareholder return (“TSR”) performance relative to an identified peer group, subject to continued employment. Target requires a TSR ranking at the 62.5% level in order to receive 100% of the performance share units awarded. Threshold requires a TSR ranking at the 31.25% level in order to receive 50% of the performance share units awarded and Maximum requires the top TSR ranking in the peer group in order to receive 200% of the performance share units awarded. TSR rankings below the 31.25% percentile will result in a payout of 0% of the performance share units awarded. If the Company's TSR for the performance period is negative, then the PSUs earned will not exceed 100% (target), regardless of the Company's actual percentile ranking
(3)    The amounts in this column represent the grant of RSUs under the 2019 Equity Incentive Plan that vest one-third per year over a three-year term, subject to continued employment.
(4)    The amounts in this column reflect the grant date fair value of RSU and PSU awards determined in accordance with FASB ASC Topic 718 , excluding the effects of forfeitures. Fair value of the PSUs was determined using Monte Carlo simulations. The assumptions used by the Company in calculating this amount for 2025 are included in Note 16 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Outstanding Equity Awards
The following table sets forth certain information about unvested RSUs and PSUs outstanding as of December 31, 2025.

		Number of Shares or Units of Stock That Have Not Vested (1)	Market Value of Shares or Units of Stock that Have Not Vested (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested (2)
Name	Grant Date	(#)	($)	(#)	($)
Justin C. Jacobs	3/13/2025	35,087	1,180,678	—	—
	3/13/2025	—	—	30,420	1,023,633
	1/29/2024	20,921	703,992	—	—
	1/29/2024	—	—	37,876	1,274,527
Ian M. Eckert	12/30/2024	5,063	170,370	—	—
	12/30/2024	—	—	7,595	255,572
(1)    Represents RSUs that vest one-third per year, subject to continued employment. Mr. Jacobs’ units will vest as follows: 10,460 on January 29, 2026, 11,695 on March 13, 2026, 10,460 on January 29, 2027, 11,695 on March 13, 2027, and 11, 695 on March 13, 2028. Mr. Eckert’s units will vest as follows: 2,532 on December 30, 2026 and 2,531 on December 30, 2027.
(2)    Based on the market closing price of our Common Stock on December 31, 2025 of $33.65 per share.
(3)    Represents unearned PSUs at the target level that cliff vest, subject to continued employment, on December 31, 2026 for Mr. Jacobs’ grant from January 29, 2024 and on December 31, 2027 for Mr. Jacobs’ and Mr. Eckert’s grants from March 13, 2025 and December 30, 2024, respectively.
Stock Vested in 2025
The following table sets forth for each of the NEOs the number of shares of Common Stock acquired upon and the value realized upon the vesting of RSUs and PSUs during 2025.

	Number of Shares Acquired Upon Vesting	Value Realized Upon Vesting
Name	(#)	($)
Justin C. Jacobs (1)	10,461	281,401
Brian L. Tucker (2)	18,568	496,631
Ian M. Eckert (3)	2,532	86,063
(1)    Represents the vesting of RSUs that were granted to Mr. Jacobs in 2024 in connection with his appointment as CEO at the fair market value of our Common Stock of $26.90 per share on the vesting date.
(2)    Represents the vesting of the following awards that were granted to Mr. Tucker: (i) 2,121 RSUs from 2023 in connection with his appointment as COO at the fair market value of our Common Stock of $27.07 per share on the vesting date, (ii) 3,764 RSUs from 2024 at the fair market value of our Common Stock of $22.88 per share on the vesting date, (iii) 128 RSUs representing a pro rata portion of RSUs granted in 2023 at the fair market value of our Common Stock of $27.84 per share on the separation date, (iv ) 2,486 RSUs representing a pro rata portion of RSUs granted in 2024 at the fair market value of our Common Stock of $27.84 per share on the separation date, (v) 1,909 RSUs representing a pro rata portion of RSUs granted in 2025 at the fair market value of our Common Stock of $27.84 per share on the separation date, (vi) 6,250 PSUs representing a pro rata portion of PSUs at the target level granted in 2024 at the fair market value of our Common Stock of $27.84 per share on the separation date and (vii) 1,910 PSUs representing a pro rata portion of PSUs at the target level granted in 2025 at the fair market value of our Common Stock of $27.84 per share on the separation date. Those shares noted above that vested on a pro rata basis were in accordance with the terms or Mr. Tucker’s Transition and Mutual Separation Agreement.
(3)    Represents the vesting of RSUs that were granted to Mr. Eckert in 2024 in connection with his appointment as CFO at the fair market value of our Common Stock of $33.99 per share on the vesting date.

Pay Versus Performance
In the table below, we provide certain information about Pay Versus Performance for our Principal Executive Officers (“PEO”) and other named executive officers (“NEO”) reflecting executive compensation actually paid compared to Total Shareholder Return (“TSR”) for the fiscal years ended December 31, 2025, 2024, 2023, 2022 and 2021.

Year	Summary Compensation Table (“SCT”) Total for PEOs ($)(1)	Compensation Actually Paid to PEOs ($)(2)	Average SCT Total for Non-PEO NEOs ($)(1)	Average Compensation Paid to Non-PEO NEOs ($)(2)	TSR Based on Fixed $100 Investment ($)(3)
2025	2,968,713	3,944,967	953,332	776,875	357.17
2024	2,546,910	3,218,558	982,374	1,046,285	282.70
2023	3,585,243	3,387,854	656,212	768,862	169.62
2022	1,379,126	1,881,275	569,665	621,088	120.89
2021	1,749,279	2,259,464	478,742	377,955	110.44
(1)    The PEOs were Justin C. Jacobs (2024 and 2025), Stephen C. Taylor (2021 and Interim CEO for 2022, 2023 and 2024) and John Chisholm (Interim CEO for 2022) The NEOs were Brian L. Tucker and Ian M. Eckert for 2024 and 2025, Brian L. Tucker and James R. Hazlett for 2023 and Micah C. Foster and James R. Hazlett for 2022 and 2021.
(2)    The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized or received by our NEOs. These amounts reflect the SCT Total with certain adjustments for stock-based compensation attributable to equity awards. The equity values are calculated in accordance with FASB ASC Topic 718.
(3)    Total Shareholder Return (“TSR”) for the years ended December 31, 2025, 2024, 2023, 2022 and 2021 is based on an initial price of $9.48 per share of our Common Stock.

Compensation Actually Paid to PEOs

Year	PEO	SCT Total for PEOs ($)(1)	Exclusion of Equity Awards for PEOs ($)	Inclusion of Equity Values for PEOs ($)	Compensation Actually Paid to PEOs ($)
2025	Justin C. Jacobs	2,968,713	(1,631,862)	2,608,116	3,944,967
2024	Justin C. Jacobs	2,284,275	(1,225,274)	1,856,114	2,915,115
2024	Stephen C. Taylor	262,635	—	40,808	303,443
2024	Combined Total	2,546,910	(1,225,274)	1,896,922	3,218,558
2023	Stephen C. Taylor	3,585,243	(200,000)	2,611	3,387,854
2022	Stephen C. Taylor	949,997	(313,545)	815,694	1,452,146
2022	John Chisholm	429,129	(59,635)	59,635	429,129
2022	Combined Total	1,379,126	(373,180)	875,329	1,881,275
2021	Stephen C. Taylor	1,749,279	(722,160)	1,232,345	2,259,464

(1)    As discussed elsewhere herein, $2,754,000 of compensation paid to Mr. Taylor in 2023 relates to amounts paid pursuant to his Retirement Agreement negotiated during 2022.

Compensation Actually Paid to NEOs

Year	Average Summary SCT for NEOs ($)	Average Exclusion of Equity Awards for NEOs ($)	Average Inclusion of Equity Values for NEOs ($)	Average Compensation Actually Paid to NEOs ($)
2025	953,332	(226,432)	49,975	776,875
2024	982,374	(470,712)	534,623	1,046,285
2023	656,212	(240,479)	353,129	768,862
2022	569,665	(144,908)	196,331	621,088
2021	478,742	(190,163)	89,376	377,955

Total Inclusion of Equity Values for PEOs

Year	PEO	Year-End Fair Value ("FV") of Equity Awards Granted During the Year that Remained Unvested at the End of the Year ($)	Change in FV From Last Day of Prior Year to Last Day of Current Year of Unvested Equity Awards ($)	Change in FV From Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During the Year ($)	Value of Dividends Paid on Equity Awards Not Otherwise Included ($)	Total Inclusion of Equity Values ($)
2025	Justin C. Jacobs	2,204,311	402,759	1,046	—	2,608,116
2024	Justin C. Jacobs	1,856,114	—	—	—	1,856,114
2024	Stephen C. Taylor	—	—	40,808	—	40,808
2024	Combined Total	1,856,114	—	40,808	—	1,896,922
2023	Stephen C. Taylor	262,424	—	(259,813)	—	2,611
2022	Stephen C. Taylor	697,215	103,144	15,335	—	815,694
2022	John Chisholm	—	—	59,635	—	59,635
2022	Combined Total	697,215	103,144	74,970	—	875,329
2021	Stephen C. Taylor	1,143,450	105,579	(16,684)	—	1,232,345
2021	Stephen C. Taylor	1,143,450	105,579	(16,684)	—	1,232,345

Total Inclusion of Equity Values for NEOs

Year	Year-End Fair Value ("FV") of Equity Awards Granted During the Year that Remained Unvested at the End of the Year ($)	Change in FV From Last Day of Prior Year to Last Day of Current Year of Unvested Equity Awards ($)	Change in FV From Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During the Year ($)	Value of Dividends Paid on Equity Awards Not Otherwise Included ($)	Total Inclusion of Equity Values ($)
2025	—	43,354	6,621	—	49,975
2024	506,199	22,732	5,692	—	534,623
2023	364,342	—	(11,213)	—	353,129
2022	183,589	9,900	2,842	—	196,331
2021	130,875	6,601	(48,100)	—	89,376

Equity Compensation Plan Information
The following table provides information related to our Common Stock which may be issued under our equity compensation plans as of December 31, 2025:

Plan Category	(a) Number of securities to be issued upon exercise or vesting of outstanding options or restricted shares/units	(b) Weighted-average issuance or exercise price of outstanding options or restricted shares/units	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:
1998 Stock Option Plan (1)	111,168	$21.28	395,169
2019 Equity Incentive Plan	197,458	$22.70	646,751
Equity compensation plans not approved by security holders	—	N/A	—
Total	308,626		1,041,920

(1)    The 1998 Stock Option Plan (the “1998 Plan”) expired on February 28, 2026, at which time 109,168 options remained outstanding and subject to their vesting rights through their contractual lives, or 10 years from the date of grant. Since December 31, 2025, no further stock options were granted under the 1998 Plan and since the 1998 Plan has expired, no new awards may be granted under the 1998 Plan.

PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We are asking the shareholders to ratify the Audit Committee’s appointment of Ham Langston & Brezina LLP (“HL&B”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026. HL&B is a registered public accounting firm with the Public Company Accounting Oversight Board (“PCAOB”), as required by the Sarbanes-Oxley Act of 2002 and the rules of the PCAOB. Shareholder ratification of the appointment is not required under the laws of the State of Colorado, but the Board believes it is important to allow shareholders to vote on the proposal. In the event the shareholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interests and that of our shareholders.
HL&B representatives are expected to attend the 2026 Annual Meeting via video conference. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions.
Board Recommendation
The Board of Directors recommends that the shareholders vote “FOR” the ratification of the appointment of HL&B as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
Required Vote
Approval of this Proposal 3 requires a majority of the votes cast at the Annual Meeting. Brokers will have discretionary authority to vote on Proposal 3 and, accordingly, there will be no broker non-votes for this proposal. Abstentions will have no effect on the outcome of this Proposal.

Fees Paid to the Independent Registered Public Accounting Firm
The following table presents the fees for professional services rendered by HL&B on our behalf for the years ended December 31, 2025 and 2024:

Types of Fees	2025	2024
Audit fees (1)	$569,000	$647,000
Audit-related fees	—	—
Tax fees (2)	32,500	37,000
All other fees	—	—
Total	$601,500	$684,000
(1)    Audit fees include fees billed by our independent registered public accounting firm related to audit and reviews of financial statements we are required to file with the SEC, audits of internal control over financial reporting, audits of our employee benefit plan and reviews of registration statements filed with the SEC.
(2)    Tax-related fees are for services related to the preparation of U.S. federal and state income tax returns.
Pre-Approval Policy
As of the date of this Proxy Statement, our Audit Committee has not established general pre-approval policies and as of December 31, 2025, our Audit Committee had not established pre-approval policies and procedures for the engagement of our principal accountant to render audit or non-audit services. However, in accordance with Section 10A(i) of the Exchange Act, our Audit Committee, as a whole, approves the engagement of our principal accountant prior to the accountant rendering audit or non-audit services.
Certain rules of the SEC provide that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, subject, however, to a de minimis exception contained in the SEC rules. The Audit Committee pre-approved all services provided by HL&B in 2025 and the de minimis exception was not used.

Report of the Audit Committee
The primary function of the Audit Committee of Natural Gas Services Group, Inc. is oversight of the Company’s financial reporting process, public financial reports, internal accounting and financial controls, and the independent audit of the annual consolidated financial statements. The Audit Committee acts under a charter, which can be found on the Company’s website at www.ngsgi.com. The adequacy of the charter is reviewed at least annually. The Chairman and all members of the Audit Committee are independent directors within the meaning of Section 303A of the New York Stock Exchange Listed Company Manual.
The Audit Committee met six times in 2025. In these meetings, as discussed in more detail below, it had extensive reports and discussions with the independent auditors, the internal auditor, internal accounting professionals, and members of management.
In performing its oversight function, the Committee reviewed and discussed the audited consolidated financial statements with management and Ham Langston & Brezina LLP (“HL&B”), the Company’s independent auditors. Management indicated, and HL&B’s audit opinion stated, that the Company’s consolidated financial statements were fairly stated in accordance with accounting principles generally accepted in the United States. The Committee discussed significant accounting policies applied by the Company in its financial statements, as well as alternative treatments. It also discussed with HL&B matters covered by Public Company Accounting Oversight Board (“PCAOB”) standards, including PCAOB AS 1301--Communication with Audit Committees. In addition, the Audit Committee reviewed and discussed management’s report on internal control over financial reporting.
The Audit Committee also discussed with HL&B its independence from the Company and management, including the communications HL&B is required to provide under applicable PCAOB rules. The Audit Committee considered any non-audit services provided or proposed by HL&B to the Company, and concluded that the auditors’ independence has been maintained. In the year ended December 31, 2025 and up until the filing of this Proxy Statement, HL&B provided federal and state income tax preparation services. Other than these tax services HL&B has not provided any material non-audit services to the Company.
The Audit Committee discussed with the Company’s internal accounting professionals and HL&B the overall scope and plans for the audit and met periodically with HL&B, both with and without management present. Discussions included the results of their reviews and examination, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
The Audit Committee met with the Company’s management to discuss the comprehensive risk management and compliance processes of the Company, and reviewed other topics of interest.
Based on the reviews and discussions referred to above, in reliance on management and the opinion HL&B included in its report on the financial statements, and subject to the limitations of its role described below, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.
In carrying out its responsibilities, the Audit Committee looks to management and the independent auditors. Management is responsible for the preparation and fair presentation of the Company’s financial statements and for maintaining effective internal control. Management is also responsible for assessing and maintaining the effectiveness of internal control over the financial reporting process in compliance with Sarbanes-Oxley Section 404 requirements. The independent auditors are responsible for auditing the Company’s annual financial statements, and expressing an opinion as to whether the statements are fairly stated, in all material respects, in conformity with accounting principles generally accepted in the United States. The independent auditors perform their responsibilities in accordance with the standards of the PCAOB. Audit Committee members are not professionally engaged in the practice of accounting or auditing, and are not experts under the Securities Act of 1933 in either of those fields or in auditor independence.
The Audit Committee, along with the other members of the Board, management, and the Company’s internal accounting professionals annually evaluates HL&B’s qualifications, performance, and independence, including the performance of the lead audit partner, in deciding whether or not to retain HL&B. That evaluation includes consideration of: (1) HL&B’s quality control; (2) all relationships between HL&B and the Company covered by the PCAOB; (3) HL&B’s expertise and experience in the oil and gas industry with specific attention to the oilfield services and compression sectors; and (4) the quality of HL&B’s audit plans.
The Audit Committee believes that HL&B’s role as the Company’s independent registered public accounting firm is appropriate given their experience and expertise with middle market public companies in the oilfield service industry and their knowledge of the Company’s business, as well as the effectiveness of their audit plans. Based on the Audit Committee’s evaluation of HL&B’s qualifications, performance, and independence, as well as regular meetings with the lead partner, the Audit Committee believes that the continued retention of HL&B as the Company’s independent registered public accounting firm is in the best interest of the Company and its shareholders.
Respectfully submitted by the Audit Committee,
Georganne Hodges, Chairperson
Nigel J. Jenvey
J. Anthony Gallegos, Jr.

PROPOSAL 4 - APPROVE THE REDOMESTICATION OF THE COMPANY FROM COLORADO TO TEXAS BY CONVERSION

Why you should vote FOR this proposal

•The Texas Redomestication is the most efficient method for the Company to eliminate the Company’s current classified board structure and provide for an annual election of directors, as well as implement other provisions to strengthen the rights of shareholders.
•The Company remains committed to protecting the rights of shareholders and the Company is not adopting any elective provisions of the Texas corporate statute that could be viewed as weakening shareholder rights as compared to Colorado law in connection with the Texas Redomestication.
•The Company has been headquartered and maintained its executive offices in Texas since 1998, and the vast majority of the Company’s operations are based in Texas.
•Texas offers a supportive business environment and has passed legislation and regulations meant to aid economic growth and strengthen shareholder value.

Board Recommendation
The Board of Directors recommends that the shareholders vote “FOR” the redomestication of the Company from Colorado to Texas by conversion as more fully described in this Proposal 4. The Board has determined that the redomestication is in the best interests of the Company and its shareholders.
Required Vote
Approval of this Proposal 4 requires a majority of the outstanding shares of Common Stock voting “FOR” the Proposal. Abstentions and broker non-votes will have the effect of voting against this Proposal.
Background and Analysis of Proposal
The Board of Directors of the Company unanimously approved and recommends that our shareholders approve the conversion of the Company from a corporation organized under the laws of the State of Colorado (the “Colorado Corporation”) to a corporation organized under the laws of the State of Texas (the “Texas Corporation”), as more fully described in this Proposal. The proposed redomestication of the Colorado Corporation to a Texas Corporation described in this Proposal 4 is referred to herein as the “Texas Redomestication.”
The Board’s primary rationale for the proposed Texas Redomestication, as addressed more fully in the section below entitled “Reasons for the Texas Redomestication,” is to adopt new governing documents that are in-line with the Company’s values and more friendly to shareholders, including eliminating the current classified board structure and eliminating obstacles to removing directors for cause. These provisions which the Company desires to change are contained in the Company’s original Articles of Incorporation filed December 17, 1998 and its bylaws (as amended to date, the “Colorado Bylaws”); however, these legacy governing documents require a high supermajority shareholder vote to amend these provisions. Accordingly, the Board determined that the best way to protect shareholder interests was to redomesticate to Texas, where the legal framework allows the Board to adopt the shareholder friendly provisions it desires into its new governing documents, and remove the previously mentioned high supermajority shareholder vote requirements for amendments. The proposed Texas Charter, attached as Annex B, and the proposed Texas Bylaws, substantially in the form attached as Annex C, to this Proxy Statement, reflect the Board’s rationale for the Texas Redomestication.
Principal Terms of the Texas Redomestication
The Texas Redomestication, if approved by our shareholders, will be effected through a conversion pursuant to Section 7-90-201 of the Colorado Revised Statute of the State of Colorado, as amended (the “CRS”), and Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code, as amended (the “TBOC”), as set forth in the plan of conversion (the “Plan of Conversion”), included as Annex A to this Proxy Statement.

Through the adoption of the Plan of Conversion, upon the effectuation of the Texas Redomestication:
•The Company will continue in existence as a Texas corporation and will continue to operate its business under the current name “Natural Gas Services Group, Inc.”
•The internal affairs of the Company will cease to be governed by Colorado law and will instead be governed by Texas law. See “Effects of the Texas Redomestication—Comparison of Shareholder Rights under Colorado and Texas Law” below.
•The Company will cease to be governed by the Company’s articles of incorporation (as amended to date, the “Colorado Charter”) and the Colorado Bylaws and will instead be governed by the proposed Texas certificate of formation (the “Texas Charter”) attached as Annex B and the proposed Texas bylaws (the “Texas Bylaws”) substantially in the form attached as Annex C, to this Proxy Statement. See “Effects of the Texas Redomestication—Certain Differences Between the Colorado Charter and Bylaws and the Texas Charter and Bylaws” below.
•The Texas Redomestication will not result in any change in the Company’s business, management, obligations, assets or liabilities (other than as a result of the transaction costs related to the Texas Redomestication).
•Each outstanding share of our common stock, par value $0.01, of the Colorado Corporation (the “Colorado Common Stock”) will be automatically converted into one outstanding share of common stock, par value $0.01, of the Texas Corporation (the “Texas Common Stock”), pursuant to the Plan of Conversion.
•Shareholders of the Company will not be required to exchange their existing stock certificates for new share certificates.
•Each outstanding option, warrant, restricted stock unit or other right to receive, purchase or acquire shares of Colorado Common Stock, as applicable, will continue in existence in the form of and will automatically become an option, warrant, restricted stock unit or other right to receive, purchase or acquire an equal number of shares of Texas Common Stock, as applicable, under the same terms and conditions.
•The Texas Common Stock resulting from the conversion will continue to be traded on the NYSE under the current symbol “NGS.” The Texas Redomestication is not expected to cause any interruption in the trading of the Colorado Common Stock.
The Board intends for the Texas Redomestication to become effective promptly after shareholder approval and anticipates that this will be late second quarter or early third quarter of 2026 (the date and time of effectiveness herein referred to as the “Texas Redomestication Effective Time”).
The Texas Redomestication may be delayed by the Board of Directors, or the Plan of Conversion may be terminated and abandoned by action of the Board, at any time prior to the Texas Redomestication Effective Time, if the Board determines for any reason that such delay or abandonment would be in the best interests of the Company and its shareholders. In addition, the Company may face legal challenges to the Texas Redomestication, including, among others, shareholder challenges under Colorado law, seeking to delay or prevent the Texas Redomestication.
Background of the Texas Redomestication
The Company was incorporated in Colorado on December 17, 1998 and has remained a Colorado corporate entity. Its formation documents, including its original Articles of Incorporation and its original bylaws, included the aforementioned provisions. Although the Articles and bylaws have both been amended over the years, none of these amendments addressed the aforementioned provisions.
In 2023, in response to shareholder demands, including concerns about governance, the Company added two new directors. In subsequent years, three additional new directors joined the Board. Following an informed review, the Board determined that it was in the best interest of the Company and its shareholders to amend certain provisions in its governing documents, including most importantly elimination of the classified board. However, given terms of the original Articles of Incorporation and the Colorado Bylaws, the affirmative vote of the holders of at least 80% of the votes entitled to be cast in the election of directors must approve the desired amendments. The Board considered various options for achieving the objectives sought by both the Board and the Company’s shareholders. One of the options considered was redomestication and the institution of new governing documents.
The Board considered various states for a potential redomestication, and after investigation, deliberation, and counsel from outside advisors, identified Texas as the best option for the new domicile of the Company through a potential redomestication. The Board engaged legal counsel to prepare the Plan of Conversion and new governing documents.

The Board ultimately determined that the Texas Redomestication is advisable and in the best interests of our shareholders and approved the Plan of Conversion. As described below, the Board believes that there are several important reasons that the Texas Redomestication is in the best interests of the Company and its shareholders.
Recommendation and Approval of the Board of Directors
In March 2026, following (i) in depth work with its legal advisors, Gibson Dunn & Crutcher, LLP (“Gibson Dunn”), (ii) several meetings of the Nominating and Governance Committee and the Board, at which each conducted thorough discussions and evaluations of the proposed Texas Redomestication, (iii) the review and consideration of various factors and considerations deemed relevant by Board, including those described under “Reasons for the Texas Redomestication” below, (iv) the investigation and consideration of the benefits and risks of the Texas Redomestication, (vi) receipt of, and the opportunity to review and consider, the draft proxy statement to be distributed to the Company’s shareholders, the Texas Charter, the Texas Bylaws, and the Plan of Conversion, and (vii) the opportunity to ask questions of management and Gibson Dunn, the Board determined that the Plan of Conversion effecting the Texas Redomestication is advisable and in the best interest of the Company and its shareholders and unanimously approved the Texas Redomestication.
Reasons for the Texas Redomestication
Improved Corporate Governance
Through its thorough investigation and review of its legal options, the Board recognized that the Texas Redomestication is the best option available to remove the previously mentioned provisions that currently exist in its Colorado Charter and Colorado Bylaws and adopt a governance framework that is in the best interests of shareholders. The redomestication would allow the Company to institute new governing documents which would eliminate the provisions that exist in the Colorado Charter and the Colorado Bylaws and institute more shareholder friendly provisions, such as providing shareholders the right to call special meetings and the right of shareholders to remove directors with or without cause. The Board recognized that the redomestication to Texas is the most direct, effective, and easiest manner to declassify the board of directors of the Company. The Colorado Bylaws and the Colorado Charter prohibit any attempt to declassify the Board through an amendment or repeal of such applicable provision in the Colorado Bylaws or the Colorado Charter unless such proposed amendment or repeal is approved by 80% of the votes of the shareholders entitled to be cast thereon. The new governing documents recommended by the Board do not provide for a classified board, so that after the Plan of Conversion becomes effective, the Board will no longer be classified and annual election of all directors will commence with the 2027 annual shareholder meeting. The Board recognized that the redomestication also provides the Company with the opportunity to remove heightened restrictions that are currently in place regarding the removal of directors. The Colorado Bylaws provide that directors of the Company may only be removed for cause, at any special meeting of shareholders by the affirmative vote of at least 80% of the votes entitled to be cast by each voting group entitled to vote thereon at such meeting. The Board has determined not to incorporate such provision in its proposed Texas Bylaws and instead to provide that directors may be removed with or without cause by a majority vote of the shareholders who are entitled to vote at a meeting for the election of directors. The Board recognized there are differences in the rights and powers of boards of directors and shareholders under Texas and Colorado corporate laws. For example, the CRS allows for a company to eliminate the right of shareholders to act by written consent, whereas the TBOC provides that such right is statutory and may not be eliminated by a company’s governing documents. Further, as discussed below, voting standards for approval of certain corporate actions vary under the TBOC and the CRS.
The Board is electing not to opt into TBOC provisions that could limit shareholder rights
The Board recognized the TBOC, as with the CRS and corporate laws of other states, includes certain permissive provisions that corporations may, but are not required, to opt into. The Board has elected not to opt into or incorporate those elective corporate governance provisions under the TBOC which, in the Board’s judgment, could be used to limit shareholders’ rights. For example, in the context of shareholders’ ability to submit proposals for consideration at annual meetings of shareholders, the Board determined to defer to the existing provisions established under Exchange Act Rule 14a-8, which allows, subject to certain limits, shareholders to include proposals that are appropriate under state corporate law in the Company’s proxy materials. The Board therefore determined that it is not appropriate for the Texas Corporation to adopt the provisions of the TBOC that place heightened ownership and procedural conditions on shareholders’ ability to introduce appropriate proposals at a meeting of shareholders. Notably, no provision of the CRS limits a corporation’s ability to adopt eligibility and procedural restrictions on shareholder proposals. Accordingly, the Board believes that the existence of a provision under the TBOC authorizing, but not mandating, such restrictions does not represent a meaningful distinction between Colorado and Texas corporate law. Similarly, the Board has determined not to establish an ownership threshold that would apply to any shareholder seeking to institute a derivative proceeding in the right of the corporation, even though the TBOC permits a corporation to establish a required ownership threshold of up to three percent of the outstanding shares of the corporation in its certificate of formation or bylaws. The Board’s main rationale for the redomestication stems from (i) the ability to institute these corporate governance considerations discussed above, (ii) allowing the Company to institute more shareholder-friendly provisions in the proposed Texas Charter and proposed Texas Bylaws, and (iii) responding to the shareholder demands that the Company received in 2023 related to the current governance practices and governing documents, all in the most efficient manner.
Texas is the Company’s Home
Our corporate headquarters have been located in Texas since 1998. We have no executive offices outside of Texas. While we were incorporated in Colorado in 1998 because we operated as a holding company after acquiring entities formed under Colorado law, we have minimal substantive connections to Colorado.
The Board believes there is value in consolidating our legal and physical locations where legislators, judges and juries that might make decisions that impact the Company and may be more familiar with its business and operations. Redomesticating to Texas further builds on the Company’s relationships with local communities and the Texas State government, both of which have a genuine understanding of the Company’s business and are keenly aware of the benefits our industry affords Texas and its citizens in the form of reliable, affordable energy products, jobs, tax revenue and century-old community engagement and support. In addition, the Texas Redomestication would better align the Company’s legal home with the location where a meaningful amount of its business is conducted.
In this respect, the Company is not unique. Other companies have pursued redomestication in order to better align their legal and physical homes, including Microsoft, which redomiciled to Washington from Delaware, stating that Washington was “the location of the [c]ompany’s world headquarters and the location of its primary research and development efforts.” Similarly, Tesla redomiciled from Delaware to Texas, noting that following a relocation of its corporate headquarters from California to Austin in 2021, Texas was home to its executive management, corporate headquarters, and manufacturing, operations and engineering employees.
Texas Provides the Company and its Shareholders with a Supportive Business Environment
Texas is one of the largest economies in the world, and the Board believes it offers our business a common-sense regulatory environment that fosters innovation, job creation and economic growth. Texas has a vested interest in ensuring our industry is able to continue playing a vital role in supporting global economic growth. Texas has also lowered regulatory burdens and passed business-aligned legislation in recent years.
The Texas Redomestication is expected to further allow the Company to benefit from this supportive business environment, including Texas’ business statute, the Texas Business Court described below (the “Texas Business Court”) and Texas’ favorable tax and regulatory environment. Among other factors, the Board considered Texas’ statute-oriented approach to corporate law, including the 2025 amendments to the Texas Business Organizations Code (discussed in more detail below), which codify standards of conduct for directors and officers with the goal of providing stability and certainty in corporate decision-making. In addition, the Board considered Texas’ action in 2024 establishing the Texas Business Court, a court system specifically designed to address and expeditiously resolve corporate law matters. The Board expects that the Company and its shareholders will benefit from codified standards of conduct for its directors and officers, a specialized, efficient, and predictable forum for resolving disputes and lower overall regulatory burdens. The Board believes that Texas offers substantial advantages through potential litigation cost reductions, operational efficiencies and alignment with the Company’s growth-oriented business model, which such factors collectively position Texas as a more cost-effective domicile and one that our Board believes will improve our ability to enhance shareholder value in a competitive landscape. In addition, the Texas Redomestication is expected to yield tax savings.
May Reduce Risk of Opportunistic and Frivolous Litigation
The Texas Redomestication may reduce the risk of future opportunistic and frivolous litigation against the Company and its directors and officers. Texas has implemented certain limitations for bringing a derivative proceeding against a Texas corporation, including (i) applying the business judgment rule to a decision of an independent board committee involving transactions with controlling shareholders, directors or officers, (ii) allowing public companies to adopt an ownership percentage in their certificate of formation or bylaws that shareholders must meet to initiate a claim and (iii) requiring shareholders to make a formal written demand on the corporation prior to bringing a derivative claim.

Under the TBOC, a shareholder must hold at least 5% of the outstanding shares of a Texas corporation or have been a holder of shares for at least six months in order to be eligible to make an inspection demand. A publicly traded Texas corporation may also deny inspection demands from shareholders with ongoing or expected litigation involving the corporation or derivative proceedings involving the shareholders or its affiliates. In addition, the TBOC provides that the resolution of a civil lawsuit initiated by a shareholder on behalf of a corporation (commonly referred to as a “derivative proceeding”) that results only in additional or amended disclosures being made to shareholders, regardless of materiality, is not an appropriate basis for awarding plaintiff attorneys’ fees.
The Board believes redomestication may thus benefit the Company and its shareholders to the extent management is not spending time on, and the Company is not incurring costs in connection with, frivolous and opportunistic litigation or threats of litigation. The Board believes that Texas Redomestication may help the Company attract and retain qualified management and directors by reducing the risk of opportunistic and frivolous lawsuits.
A Redomestication in Texas May Enhance the Company’s Ability to Attract Qualified Directors and Officers
The Board also considered that the increasing frequency and cost of claims directed towards directors and officers of corporations has expanded the risk facing directors and officers of public companies in exercising their duties. Although both Colorado and Texas law afford some protections to directors and officers in the form of exculpation from potential liability for money damages for certain acts in their capacities as directors and officers, Texas law affords potentially greater protections. For example, the CRS only permits a corporation to exculpate directors not officers of the corporation. By contrast, Texas law permits a broader exclusion of individual liability of officers, allowing officers to be exculpated to the same extent as directors. The Board believes that Texas Redomestication may help the Company attract and retain qualified management and directors by reducing the risk of opportunistic and frivolous lawsuits.
Certain Risks Associated with the Texas Redomestication
Although the Board believes that the Texas Redomestication is in the best interests of the Company and its shareholders, there can be no assurance that the Texas Redomestication will result in all or any of the benefits described in this Proxy Statement, including the benefits of or resulting from incorporation in Texas or the application of Texas law to the internal affairs of the Company. Nevertheless, the Board, as guided by outside counsel and experts, believes a sufficient number of benefits will inure to the Company that Texas Redomestication is advisable.
Texas Will Be the Sole and Exclusive Forum for Certain Types of Actions and Proceedings
The Texas Bylaws provide that, to the fullest extent permitted by law, the Texas Business Court in the First Division of the Texas Business Court will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Texas Corporation; (ii) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director, shareholder, officer or other employee of the Texas Corporation to the Texas Corporation or Texas Corporation’s shareholders; (iii) any action asserting a claim against the Texas Corporation or any current or former director, officer or other employee of the Company arising pursuant to any provision of the TBOC, the Texas Charter or Texas Bylaws (as each may be amended from time to time); (iv) any action asserting an “internal entity claim” (as defined in Section 2.115 of the TBOC) or (vi) any other action or proceeding in which the Texas Business Court has jurisdiction. This exclusive forum provision does not apply to claims as to which the Texas Business Court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within 10 days following such determination), claims that are vested in the exclusive jurisdiction of a court or forum other than the Texas Business Court, or claims for which the Texas Business Court does not have subject matter jurisdiction.
In addition, the Texas Bylaws provide that the federal district courts of the United States shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended (the “Securities Act”).
Transaction Costs and Potential Litigation
We have incurred and will incur certain costs in connection with the Texas Redomestication, including certain filing fees and legal and other transaction costs. We believe a majority of these costs have already been incurred or will be incurred in connection with the delivery of this Proxy Statement to shareholders regardless of whether the Texas Redomestication is ultimately completed, except for any litigation related expenses that may arise, which we cannot predict. Many of the expenses that will be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Texas Redomestication.
It is also possible that the Texas Redomestication, regardless of merit, results in litigation related to the Texas Redomestication, with additional expense, distraction and time of the Company and management to address such litigation. Further, if a court determines that any such litigation has merit, we may be required to pay substantial monetary damages or attorneys’ fees.
Effects of the Texas Redomestication
The Texas Redomestication will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Texas Redomestication, the Company will be governed by the TBOC instead of the CRS, and the Company will be governed by the Texas Charter and Texas Bylaws. The Colorado Charter and the Colorado Bylaws will no longer be applicable following completion of the Texas Redomestication.
The summaries below do not purport to be complete and are subject to, and qualified in their entirety by reference to, the TBOC, the Texas Charter, the Texas Bylaws, the CRS, the Colorado Charter and Colorado Bylaws, which you should carefully read, together with this entire document and the other referenced documents for a more complete understanding of the differences between being a shareholder of the Colorado Corporation before the Texas Redomestication and being a shareholder of the Texas Corporation following the completion of the Texas Redomestication. Copies of the Texas Charter, the Texas Bylaws, the Colorado Charter, the Colorado Bylaws are included Annex B, Annex C, Annex D and Annex E, respectively, to this Proxy Statement.
Certain Differences Between the Colorado Charter and Bylaws and the Texas Charter and Bylaws
The Texas Charter and Texas Bylaws differ in many respects from the Colorado Charter and Colorado Bylaws. The differences between the rights of shareholders of the Colorado Corporation under the Colorado Charter and Colorado Bylaws and their rights as shareholders of the Texas Corporation immediately after the Texas Redomestication under the Texas Charter and Texas Bylaws are summarized below.

Provision	Colorado	Texas
With Respect to the Board of Directors
Director Vacancies	The Colorado Bylaws provides that any vacancy on the board of directors may be filled by the affirmative vote of a majority of the shareholders or the board of directors. If the directors remaining in office constitute fewer than a quorum of the board of directors, the directors may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.	The proposed Texas Bylaws provides that, except as otherwise provided by the TBOC and subject to the rights of the holders of any one or more series of preferred stock of the Texas Corporation then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors of the Texas Corporation shall be filled by a majority vote of the directors then in office even if the remaining directors constitute less than a quorum of the board of directors or filled by election at an annual or special meeting of shareholders called for that purpose.

Director Elections	The Colorado Bylaws provides that each director shall be elected by the vote of the majority of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present; provided that if the number of director nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors.	The proposed Texas Charter provides that directors of the Texas corporation are elected by a majority vote of the shareholders present in person or represented by proxy at the meeting with quorum present and entitled to vote thereon.

Director Vote
The Colorado Bylaws provide that an act of the board is adopted if approved by a majority of the board of directors at a meeting at which quorum is present, provided that, a director of the corporation who is present at a meeting of the board of directors or committee of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless (i) the director objects at the beginning of the meeting, or promptly upon his later arrival, to the holding of the meeting or the transaction of business at the meeting and does not thereafter vote for or assent to any action taken at the meeting, (ii) the director contemporaneously requests that his dissent or abstention as to any specific action taken be entered in the minutes of the meeting, or (iii) the director causes written notice of his dissent or abstention as to any specific action to be received by the presiding officer of the meeting before its adjournment or by the Colorado Corporation promptly after the adjournment of the meeting.
The proposed Texas Bylaws require an affirmative vote of the majority of directors at a meeting at which quorum is present for the act to be approved by the board of directors.
Number of Directors	The Colorado Bylaws provide that the number of directors may be determined from time to time by either (1) a resolution adopted by at least 80% of the votes of cast by shareholders entitled to vote thereon or (2) a unanimous consent of the board of directors of the Colorado Corporation.	The proposed Texas Bylaws provides that the number of directors on the board of directors shall be determined exclusively by a resolution of the board of directors of the Texas Corporation.
Classified Board	The Colorado Charter provides that the board of the Colorado Corporation is divided into three (3) groups. The terms of office of directors of the first group are to expire at the first annual meeting of shareholders after their election, the terms of office of the second group are to expire at the second annual meeting after their election, and the terms of office of the third group are to expire at the third annual meeting after their election. Thereafter, each director shall serve for a term ending on the date of the third annual meeting of shareholders following the annual meeting at which such director was elected. In addition, the Colorado Bylaws provides that the Bylaw provision setting out a classified board may not be amended or repealed without the affirmative vote of the holders of at least 80% of the votes entitled to be cast in the election of directors.	The proposed Texas Bylaws and proposed Texas Charter do not provide for a classified board instead the proposed Texas Charter provides for annual elections of board of the Texas Corporation.

Director Removal	The Colorado Charter provides any director or the entire Board of Directors may be removed from office, at any time, but only for cause, at any special meeting of shareholders by the affirmative vote of at least 80% of the votes entitled to be cast by each voting group entitled to vote thereon at such meeting.	The proposed Texas Bylaws provide any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the voting power of the shares then entitled to vote at an election of directors in line with Texas law.
Board of Director Committees	The Colorado Bylaws provide that no committee of directors shall have the power or authority to (i) authorize distributions, (ii) approve or propose to shareholders actions or proposals required by the CRS to be approved by shareholders, (iii) fill vacancies on the board of directors or any committee thereof, (iv) amend the Colorado Charter, (v) adopt, amend or repeal the Colorado Bylaws, (vi) approve a plan of merger not requiring shareholder approval, (vii) authorize or approve the reacquisition of shares unless pursuant to a formula or method prescribed by the board of directors, or (viii) authorize or approve the issuance or sale of shares, or contract for the sale of shares or determine the designations and relative rights, preferences and limitations of a class or series of shares, except that the board of directors may authorize a committee or officer to do so within limits specifically prescribed by the Board.
The proposed Texas Bylaws provide that no committee of directors shall have the power or authority to:
(1) amend the certificate of formation, except to: (A) establish a series of shares; (B) increase or decrease the number of shares in a series; or (C) eliminate a series of shares established by the board of directors;
(2) propose a reduction of stated capital;
(3) approve a plan of merger, share exchange, or conversion of the corporation;
(4) recommend to shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation not made in the usual and regular course of its business;
(5) recommend to the shareholders a voluntary winding up and termination or a revocation of a voluntary winding up and termination;
(6) amend, alter, or repeal the bylaws or adopt new bylaws;
(7) fill vacancies on the board of directors;
(8) fill vacancies on or designate alternate members of a committee of the board of directors;
(9) fill a vacancy to be filled because of an increase in the number of directors;
(10) elect or remove officers of the corporation or members or alternate members of a committee of the board of directors;
(11) set the compensation of the members or alternate members of a committee of the board of directors; and
(12) alter or repeal a resolution of the board of directors that states that it may not be amended or repealed by a committee of the board of directors.

Provision	Colorado	Texas
With Respect to Shareholders
Amendment to Bylaws	The Colorado Bylaws provide that the provisions relating to director removal, the classified Board, indemnification of certain persons, and amendments of the Colorado Bylaws may not be amended or repealed by the board of directors and that these provisions also may not be amended or repealed by shareholders of the corporation unless the proposed amendment or repeal receives 80% of the votes of the shareholders entitled to be cast thereon. All other provisions of the Colorado Bylaws are subject to the default which provides that such amendment is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action.	The proposed Texas Charter provides that the proposed Texas Bylaws may be amended by (i) the affirmative vote of a majority of the board of directors where quorum is present or (ii) the affirmative vote of a majority of the voting power of the outstanding capital stock of the Company entitled to vote thereon, voting together as a single class. However, any amendment by the shareholders to Article V (Indemnification) of the Texas Bylaws requires the approval of 66 2/3% of the voting power of the outstanding capital stock of the company entitled to vote thereon.
Amendment to Charter	Under the CRS, subject to limited exceptions, an amendment to the Colorado Charter must be approved by (i) the board of directors and (ii) the shareholders of the Colorado Corporation, such action will be approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless the Colorado Charter provides for a greater or additional vote. The Colorado Corporation provides that certain provisions such as the classification of the board of directors may not be amended unless such amendment receives an affirmative vote of the holders of at least 80% of the votes entitled to be cast in the election of directors.	Under the TBOC, subject to limited exceptions, an amendment to the certificate of formation requires the approval of (i) the board of directors and (ii) the holders of at least two-thirds of the outstanding shares of the Texas Corporation entitled to vote thereon, unless a different threshold, not less than a majority of the outstanding shares entitled to vote thereon, is specified in the certificate of formation. The proposed Texas Charter provides that the certificate of formation requires the affirmative vote of affirmative vote of the holders of a majority of the total voting power represented by the outstanding capital stock of the Company entitled to vote thereon.
Shareholder Vote for Fundamental Business Transactions	Under the CRS, certain matters subject to a shareholder vote, including certain business transactions, including, without limitation, mergers and sales of substantially all assets, must be approved by each voting group entitled to vote separately on the plan by a majority of all the votes entitled to be cast on the plan by that voting group, unless the Colorado Charter or the Colorado Bylaws specifies a higher voting threshold. The Colorado Charter and the Colorado Bylaws do not expressly increase the voting threshold on such business transactions, so the default voting standard applies.	Under the TBOC, certain matters subject to a shareholder vote, including a “fundamental business transaction” (as defined in Section 1.002 of the TBOC) such as mergers and sales of substantially all assets, require a default vote of at least two-thirds of the outstanding shares in each class or series of shares entitled to vote thereon, unless the charter specifies a lower voting threshold. Accordingly, the proposed Texas Charter contains provisions setting the voting standard at an affirmative vote of the holders of a majority of the total voting power represented by the outstanding capital stock of the Texas Corporation entitled to vote thereon unless a different standard is specified in the TBOC, proposed Texas Charter or proposed Texas Bylaws.

Action By Written Consent	The Colorado Charter prohibits shareholder action by written consent.	Under the TBOC, shareholders are required to have the option to act by unanimous written consent in lieu of a meeting.
The proposed Texas Charter provides that any action required by the TBOC to be taken at any annual or special meeting of shareholders of the Company, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock representing sixty-five percent (65%) of the outstanding capital stock of the Company entitled to vote thereon.
Calling of Special Meetings of Shareholders	The Colorado Bylaws provide that unless otherwise prescribed by statute, special meetings of the shareholders may be called for any purpose by the chairman of the Board, by the president, by the secretary, by any one director or by the Board. The president shall call a special meeting of the shareholders if the Colorado Corporation receives one or more written demands for the meeting, stating the purpose or purposes for which it is to be held, signed and dated by holders of shares representing at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at the meeting.	The proposed Texas Charter provides that a special meeting of the shareholders may be called by board, the chairperson of the board, the Chief Executive Office, the president or the holders of not less than 20% of the Company’s then outstanding capital stock entitled to vote at such special meeting. Under the TBOC, a special meeting of shareholders may be called by holders of the percentage of shares specified in the certificate of formation, not to exceed 50% of the shares entitled to vote or, if no percentage is specified, at least 10% of all of the shares of the Texas Corporation entitled to vote at the proposed special meeting.
Cumulative Voting	The Colorado Charter is silent on cumulative voting and under Colorado law cumulative voting in the election of directors is allowed by shareholders unless expressly prohibited in the Colorado Charter.	The proposed Texas Charter does not allow for cumulative voting in the election of directors.
Cancel, Postpone or Reschedule Special Meetings of Shareholders	The Colorado Bylaws are silent on the board’s ability to cancel, postpone or reschedule meetings.	The proposed Texas Bylaws provide that, to the extent permitted by the TBOC, the Board of the Texas Corporation may postpone or reschedule any previously scheduled meeting of shareholders at any time, before or after the notice for such meeting has been given to the shareholders. Under the TBOC, the Board may not cancel a special meeting of shareholders called by shareholders.

Indemnification	The Colorado Corporation will indemnify any “Proper Person” which is defined in the Colorado Bylaws as any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal, by reason of the fact that he is or was a director, officer, employee, fiduciary or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary or agent of any foreign or domestic profit or nonprofit corporation or of any partnership, joint venture, trust, profit or nonprofit unincorporated association, limited liability company, or other enterprise or employee benefit plan.
The Colorado Corporation will indemnify, to the maximum extent permitted by law in effect from time to time, any person who is or was a director, officer, agent, fiduciary or employee of the Colorado Corporation against any claim, liability or expense arising against or incurred by such person made party to a proceeding because such person is or was a director, officer, agent, fiduciary or employee of the corporation or because such person is or was serving another entity as a director, officer, partner, trustee, employee, fiduciary or agent at the corporation's request. The Colorado Corporation shall further have the authority to the maximum extent permitted by law to purchase and maintain insurance providing such indemnification. The Colorado Corporation will indemnify against reasonably incurred expenses (including attorneys’ fees), judgments, penalties, fines (including any excise tax assessed with respect to an employee benefit plan) and amounts paid in settlement reasonably incurred by him in connection with such action, suit or proceeding if it is determined by Board of the Colorado Corporation that he conducted himself in good faith and that he reasonably believed (i) in the case of conduct in his official capacity with the corporation, that his conduct was in the corporation’s best interests, or (ii) in all other cases (except criminal cases), that his conduct was at least not opposed to the Colorado Corporation’s best interests, or (iii) in the case of any criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful. A Proper Person will be deemed to be acting in his official capacity while acting as a director, officer, employee or agent on behalf of this corporation and not while acting on this corporation’s behalf for some other entity.
The Texas Corporation will indemnify, to the fullest extent permitted by law or the TBOC, any director or officer for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any proceeding, including any action by or in right of the Texas Corporation, by reason of any services undertaken by such person on behalf of the Texas Corporation or that person’s status as a director or officer of the Texas Corporation; provided that, in the case of any action by or in right of the Texas Corporation, no indemnification shall be made if such person is found liable to the Texas Corporation unless and only to the extent that the court in which such action was brought deems indemnification fair and reasonable in light such finding of liability.
The Texas Corporation has the power to indemnify its employees or other agents to the extent not prohibited by the TBOC.
See “Comparison of Shareholder Rights under Colorado and Texas Law—Indemnification” below.

Advancement of Expenses	The Colorado Bylaws provide that reasonable expenses (including attorneys’ fees) incurred in defending an action, suit or proceeding as described in the Colorado Bylaws may be paid by the Colorado Corporation to any Proper Person in advance of the final disposition of such action, suit or proceeding upon receipt of (i) a written affirmation of such Proper Person’s good faith belief that he has met the standards of conduct prescribed by the Colorado Bylaws, (ii) a written undertaking, executed personally or on the Proper Person’s behalf, to repay such advances if it is ultimately determined that he did not meet the prescribed standards of conduct (the undertaking shall be an unlimited general obligation of the Proper Person but need not be secured and may be accepted without reference to financial ability to make repayment), and (iii) a determination is made by the proper group that the facts as then known to the group would not preclude indemnification.
The proposed Texas Bylaws provide that reasonable expenses incurred by an officer or director of the Texas Corporation in defending any proceeding will be paid in advance the Texas Corporation upon receipt of a written request (together with documentation evidencing such expenses and any documentation as may be required by the TBOC) and an undertaking by or on behalf of the person to repay such amounts if it is ultimately determined that the person is not entitled to indemnification under the proposed Texas Bylaws or the TBOC.
Under the TBOC, before a corporation can advance expenses incurred by a director or officer in defending a proceeding, a director or officer is also required to provide a written affirmation attesting in good faith to such director’s or officer’s compliance with the standard of conduct necessary for indemnification, which requirement is included in the proposed Texas Bylaws.
See “—Comparison of Shareholder Rights under Colorado and Texas Law—Advancement of Expenses.”

Notice to Shareholders	The Colorado Bylaws do not contain similar provisions to the proposed Texas Bylaws.	The proposed Texas Bylaws, consistent with the TBOC, provide that notice of a shareholder meeting regarding a “fundamental business transaction” (as defined in Section 1.002 of the TBOC) must be given to each shareholder of the Texas Corporation not later than 21 days prior to such meeting, regardless of whether the shareholder is entitled to vote on the matter, in accordance with of the TBOC.
Exclusive Forum	The Colorado Bylaws and Colorado Charter do not provide for an exclusive forum.
The proposed Texas Bylaws provide that, unless the Texas Corporation consents to an alternative forum, the Texas Business Court in the First Division shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Texas Corporation; (ii) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director, shareholder, officer or other employee of the Texas Corporation to the Texas Corporation or Texas Corporation’s shareholders; (iii) any action asserting a claim against the Texas Corporation or any current or former director, officer or other employee of the Company arising pursuant to any provision of the TBOC, the proposed Texas Charter or proposed Texas Bylaws (as each may be amended from time to time); and (iv) any action asserting an “internal entity claim” (as defined in Section 2.115 of the TBOC) or (vi) any other action or proceeding in which the Texas Business Court has jurisdiction.

Jury Trial Waiver	Neither the Colorado Charter nor the Colorado Bylaws includes a mandatory waiver of the right to a jury trial.
The proposed Texas Bylaws provide that, unless the Texas Corporation consents to a jury trial, each shareholder, director and officer of the Texas Corporation irrevocably and unconditionally waive any right to a trial by jury in any legal action, proceeding, cause of action, counterclaim, cross-claim or third-party claim arising out of “internal entity claim” (as defined in Section 2.115 of the TBOC) and to the fullest extent permitted by applicable law, any other legal action, proceeding, cause of action, counterclaim, cross-claim or third-party claim within the scope of the exclusive forum provision.

Comparison of Shareholder Rights under Colorado and Texas Law
The rights of our shareholders are currently governed by the CRS, the Colorado Charter and the Colorado Bylaws. Following completion of the Texas Redomestication, the rights of the Company’s shareholders will be governed by the TBOC, the Texas Charter and the Texas Bylaws. The statutory corporate laws of Texas, as governed by the TBOC, are similar in many respects to those of Colorado, as governed by the CRS. However, there are certain differences that may affect your rights as a shareholder of the Company, as well as the corporate governance of the Company. The following are brief summaries of material differences between the current rights of shareholders of the Colorado Corporation under the CRS and the rights of shareholders of the Texas Corporation following completion of the Texas Redomestication under the TBOC. This section does not provide a complete description of all differences among such rights, nor does it include a complete description of such rights.
Increasing or Decreasing Authorized Capital Stock
Under Colorado and Texas law, shareholders must approve an increase or decrease in the number of authorized shares in accordance with the provisions of the applicable statutes. Under the TBOC, once stock has been issued, the board cannot unilaterally increase or decrease the amount of authorized capital stock without shareholder approval, except the TBOC allows forward or reverse stock splits without the need for shareholder approval, so long as (i) the corporation only has one class of stock outstanding and such class is not divided into series and (ii) the primary purpose of such forward or reverse split is to maintain listing eligibility on a national securities exchange.
The Texas Charter states that an affirmative vote of the holders of a majority of the total voting power represented by the outstanding capital stock voting together as a single class are required for any increase or decrease in shares of capital stock. The Colorado Charter is silent on the vote required to increase authorized shares, however, under the CRS, the number of authorized shares can be increased by amending the articles of incorporation. The Colorado Charter is silent on the vote required to amend, however, under the CRS, amendments to the articles of incorporation require approval by a majority of the votes entitled to be cast on the matter as a default.
Classified Board of Directors
The CRS permits any Colorado corporation to classify its board of directors into as many as three classes with staggered terms of office, under a staggered board the shareholders elect only one class of directors each year and the directors in each class are elected to a term of two or three years. Similarly, the TBOC permits any Texas corporation to classify its board of directors into two or three classes, with each group containing the same or a similar number of directors as each other class and staggered terms of office.
The Colorado Charter provides for a board of directors classified into three classes and the Texas Charter does not provide for a classified board, but instead provides for annual elections of directors for the board of directors of the Texas Corporation.
Cumulative Voting
Cumulative voting for directors entitles each shareholder to cast a number of votes that is equal to the number of voting shares held by such shareholder, multiplied by the number of directors to be elected, and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the board of directors where such shareholders would not be able to elect any directors without cumulative voting.
Under the CRS, shareholders have the right to cumulative voting in the election of directors unless otherwise stated in the articles of incorporation. The TBOC permits any Texas corporation to provide in its certificate of formation the right to cumulative voting in the election of directors if certain procedures are followed.
The Colorado Charter and the proposed Texas Charter both do not allow for cumulative voting in the election of directors.
Vacancies
Under the CRS, unless otherwise provided in the articles of incorporation, if a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors: (i) the shareholders may fill the vacancy; (ii) the board of directors may fill the vacancy; or (iii) if the directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. Under the CRS, if the vacancy was held by a director elected by a specific class of shareholders then such vacancy may be filled in accordance with the following: (i) if one or more of the remaining directors were elected by the same voting group, only such directors are entitled to vote to fill the vacancy if it is filled by directors, and they may do so by the affirmative vote of a majority of such directors remaining in office or (ii) by the shareholders of that class that elected the director who are entitled to vote.
Under the TBOC, except as provided below with respect to class voting, vacancies may be filled by the affirmative vote of the majority of the remaining directors, even if less than a quorum, or by the election at an annual or special meeting of shareholders called for that purpose. The term of a director elected to fill a vacancy occurring in the board of directors is the unexpired term of the director’s predecessor in office.
Under the TBOC, except as provided below with respect to class voting, a directorship filled because of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders. Under the TBOC, the board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.
Unless otherwise authorized by a Texas corporation’s certificate of formation, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, that the certificate of formation entitles the holders of a class or series of shares or group of classes or series of shares to elect may be filled only: (1) by the affirmative vote of the majority of the directors then in office elected by the class, series, or group; (2) by the sole remaining director elected in that manner; or (3) by the affirmative vote of the holders of the outstanding shares of the class, series, or group. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.
Removal of Directors
Under the CRS, unless otherwise stated in the articles of incorporation, directors may be removed, with or without cause, if the number of votes cast in favor of removal exceeds the number of votes cast against removal unless the corporation has cumulative voting.
The TBOC provides that in the absence of a provision for removal in the certificate of formation or bylaws, a director may be removed from office, with or without cause, by the persons entitled to elect, designate, or appoint the director. If the director was elected to office, removal requires an affirmative vote equal to the majority of shareholders entitled to vote at an election of the director or directors.
Fiduciary Duties and Business Judgment
Texas, like most jurisdictions, requires that directors and officers of Texas corporations exercise their powers in good faith and with a view to the interests of the corporation. In Texas, fiduciary duties are generally developed by case law. Directors and officers owe fiduciary duties of loyalty, care and obedience (i.e. duty to follow the law) to the corporation. A director can rely (unless the director knows reliance is unwarranted) in good faith and with ordinary care on information, opinions, reports, including financial statements and other financial data, concerning a domestic entity or another person prepared or presented by: officers, employees, legal counsel, certified public accountants, investment bankers, a person reasonably believed to have professional expertise in the matter and board members of a committee of which the director is not a member.

Texas has codified the business judgment rule, providing statutory protection of corporate directors and officers from liability for decisions made in good faith and with due care, provided they are not self-dealing and do not involve fraud. The statute imposes pleading requirements on those seeking to challenge actions taken by management, it mandates that no cause of action may be brought against such a corporation’s directors or officers based on any alleged act or omission unless the claimant proves that the act or omission constituted a breach of the person’s fiduciary duties involving fraud, intentional misconduct, an ultra vires act, or a knowing violation of law. It further requires that the claimant plead with particularity the circumstances constituting the fraud, intentional misconduct, ultra vires act, or knowing violation of law. In addition, all directors and officers are entitled to a presumption that their actions or omissions on behalf of the corporation were made in good faith, on an informed basis, in furtherance of the interests of the corporation, and in obedience to the law and the corporation’s governing documents.
Colorado requires that directors and officers of Colorado corporations exercise their powers in good faith, with care and in a manner the director or officer reasonably believes to be in the best interests of the corporation. A director or officer may rely (unless the director or officer knows reliance is unwarranted) on information, opinions, reports, or statements by: officers, employees, legal counsel, accountants, or other persons retained by the corporation as to matter involving expertise or skills the director or officer reasonably believes are within such person’s professional or expert competence, and board members of a committee of which the director is not a member. Under Colorado law, a director or officer of a corporation, in the performance of duties in that capacity, do not have any fiduciary duty to any creditor of the corporation arising only from the status as a creditor.
Colorado has codified the business judgment rule, providing statutory protection of corporate directors from liability for decisions made in good faith and with due care, and in a manner the director or officer reasonably believes to be in the best interests of the corporation. The CRS provides that the burden of establishing a director’s liability is on the person asserting liability. Under the CRS, a director will be liable to the corporation and its shareholders for monetary damages for the challenged act, omission or decision of the director (a) that was not in good faith, (b) was one that the director did not rationally believe to be in the best interests of the corporation, (c) was one to which the director was at least grossly negligent, (d) was one to which the director failed to make appropriate inquiry, (e) was one that resulted from a sustained or systematic failure by the director to exercise oversight of the business and affairs of the corporation, (f) was a breach of the director’s duty of loyalty, or (g) resulted from approval of an unlawful distribution.
Jurisdiction of Disputes
The TBOC provides that the certificate of formation or bylaws of a Texas corporation, consistent with state and federal jurisdictional requirements, may provide that any “internal entity claim” (generally defined as a claim of any nature, including a derivative claim in the right of the corporation, that is based on, arises from, or relates to the internal affairs of the corporation) must be brought only in a court in Texas and that one or more courts in Texas having jurisdiction must serve as the exclusive forum and venue for any internal entity claims. The TBOC does not address exclusive forum provisions in the certificate of formation or bylaws that are applicable to claims other than internal entity claims. The CRS provides that the articles of incorporation or the bylaws of a Colorado corporation may require that any or all “internal corporate claims” (as defined under the CRS), must be brought exclusively in any Colorado specified court and, if so specified, in any additional courts in Colorado or in any other jurisdiction with which the corporation has a reasonable relationship, assuming such court has the requisite personal and subject-matter jurisdiction.
Flexibility for Decisions, Including Takeovers
Texas law emphasizes that directors must act in good faith, with due care, and in the best interests of the corporation and its shareholders and the duty to maximize shareholder value in change of control situations is not among the fiduciary duties expressly required under Texas case law. The CRS provides that directors shall discharge their duties in good faith, with care and in a manner the director reasonably believes to be in the best interests of the corporation.
Considerations by Directors Permitted by Statute
Under the CRS, directors of Colorado corporations do not have any express statutory authority to consider constituencies beyond shareholders when discharging their fiduciary duties.
Under the TBOC, in discharging the duties of a director and in considering the best interests of the corporation, a director is entitled to consider the long-term and short-term interests of the corporation and the shareholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.

In discharging the duties of a director or officer under the TBOC or otherwise, a director or officer of a corporation is entitled to consider any social purpose specified in the corporation’s certificate of formation. In addition, the TBOC provides that nothing prohibits or limits a director or officer of a corporation that does not have a social purpose specified as a purpose in the corporation’s certificate of formation from considering, approving, or taking an action that promotes or has the effect of promoting a social, charitable, or environmental purpose.
Limitation on Personal Liability of Directors and Officers
The TBOC and the CRS each, by way of statutory provisions or permitted provisions in corporate charter documents, eliminates or limits the personal liability of directors and officers to the corporation or its shareholders for monetary damages for breach of a director’s fiduciary duty, subject to the differences discussed below.
The CRS permits corporations to adopt charter provisions exculpating directors from monetary liability to the corporation and its shareholders for breaches of the directors’ duty of care, but the statute precludes liability limitation for: (i) any unjust financial benefit received by a director; (ii) an intentional infliction of harm on the corporation or the shareholders; (iii) an unlawful shareholder distribution; and (iv) an intentional violation of criminal law. In addition, the CRS provides that directors and officers are not personally liable for any injury arising out of a tort committed by an employee unless the director or officer either were either (i) personally involved or (ii) committed a criminal offense.
Under the TBOC, a corporation is permitted to provide that a director or officer is not liable, or is liable only to the extent provided by the certificate of formation, to the corporation or its shareholders for monetary damages for an act or omission by the person in the person’s capacity as a director or officer, respectively. The TBOC does not, however, permit any limitation of the liability of a director or officer for: (i) a breach of the duty of loyalty to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (iii) a transaction from which the director or officer obtains an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person’s duties; or (iv) an act or omission for which the liability of a director or officer is expressly provided by an applicable statute (such as wrongful distributions).
As discussed above, under the statutory business judgment rule protection, the TBOC also provides that for a publicly traded corporation, corporations and their shareholders would not have a cause of action against a director or officer of the corporation a result of any act or failure to act, unless: (i) the presumption of the business judgment rule is rebutted; (ii) the director’s or officer’s act or failure to act constituted a breach of a fiduciary duty; and (iii) such breach involved fraud, intentional misconduct, an ultra vires act, or a knowing violation of law.
The Colorado Charter and the Texas Charter provide for exculpation of directors and officers to the fullest extent permitted by the CRS and the TBOC, respectively.
Indemnification
The TBOC and the CRS each have statutory mechanisms that permit corporations to indemnify directors, officers, employees and agents in similar circumstances, subject to the differences discussed below.
The CRS’s statutory indemnification mechanisms permit a corporation to indemnify directors, officers, employees, fiduciaries and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking indemnity may recover under these statutory provisions as long as they acted in good faith and in a manner the person reasonably believed was in or not opposed to the best interests of the corporation, and in the case of a criminal proceeding, that such person had no reasonable cause to believe their conduct was unlawful. In addition, unless limited by the articles of incorporation, the CRS’s statutory indemnification mechanisms require a corporation to indemnify its directors and officers for reasonable expenses incurred in defending against any proceeding for which they may be indemnified if they have been wholly successful on the merits. In addition, unless otherwise provided in the articles of incorporation, a director or officer who is party to a proceeding may apply to the court conducting the proceeding or another court of competent jurisdiction for indemnification and the court may order indemnification if (i) it determines that the director or officer is entitled to mandatory indemnification under the CRS, (ii) it determines that the director or officer is entitled to mandatory indemnification provided for by the corporation’s articles of incorporation or bylaws or any agreement provides for mandatory indemnification or (iii) it determines that the director or officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances.

Under the TBOC, a corporation is required to indemnify a director, former director or delegate against reasonable expenses actually incurred by the person in connection with a proceeding in which the person is a respondent because the person is or was a director or delegate if the person is wholly successful, on the merits or otherwise, in the defense of the proceeding. Under the TBOC, a court may order a corporation to indemnify a director, former director or delegate to the extent the court determines that the person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances.
Under the TBOC, a corporation is permitted to indemnify a director, former director or delegate who was, is, or is threatened to be made a respondent in a proceeding, against judgments and against expenses (other than a judgment) reasonably and actually incurred by the person in connection with a proceeding if the person: (i) acted in good faith; (ii) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and in any other case, that the person’s conduct was not opposed to the corporation’s best interests; and (iii) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful.
If, however, the person is found liable to the corporation, or is found liable on the basis that he or she received an improper personal benefit, then indemnification under the TBOC is limited to the reimbursement of reasonable expenses actually incurred in connection with the proceeding, and which excludes a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan. Furthermore, no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation; (ii) breach of the person’s duty of loyalty owed to the corporation; or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.
A corporation may indemnify or advance expenses to a person who is not a director, including an officer, employee or agent, as provided by: (a) the corporation’s governing documents; (b) general or specific action of the corporation’s board of directors; (c) resolution of the shareholders; (d) contract; or (e) common law.
Advancement of Expenses
The CRS and TBOC have substantially similar provisions regarding advancement of expenses by a corporation of its officers, directors, employees and agents.
The CRS provides that expenses incurred by a director, officer, employee, fiduciary or agent of a corporation in defending any proceeding may be paid by the corporation in advance of the final disposition of such proceeding. The advances may be made only upon the corporation’s receipt of a (i) written affirmation of the such party’s good faith belief that (x) they have as met the relevant standard of conduct described under the CRS or (y) the proceeding involves conduct for which liability has been eliminated under a provision in the articles of incorporation as authorized under the CRS and (ii) undertaking by or on behalf of the director, officer, employee, fiduciary or agent to repay the amount if it is ultimately determined that the director or officer is not entitled to mandatory indemnification by the corporation as authorized under the CRS and has not met the relevant standard of conduct described in the CRS. A Colorado corporation has the discretion to decide whether or not to advance such defense expenses, unless its articles of incorporation or bylaws or any agreement provides for mandatory advancement. In addition, unless otherwise provided in the articles of incorporation, a party to a proceeding may apply to the court conducting the proceeding or another court for of competent jurisdiction for advancement of expenses and the court may order advancement of expenses if (i) it determines that the party is entitled to mandatory indemnification under the CRS, (ii) it determines that the party is entitled to mandatory advancement provided for by the corporation’s articles of incorporation or bylaws or any agreement provides or (iii) it determines that the party is fairly and reasonably entitled to an advance of expenses in view of all the relevant circumstances.
Under the TBOC, a corporation may pay or reimburse reasonable expenses incurred by a present director or delegate who was, is, or is threatened to be made a respondent in a proceeding in advance of the final disposition of the proceeding without making the determinations required for permissive indemnification after the corporation receives: (i) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification; and (ii) a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by the TBOC. Similar to Colorado, such advancement of expenses would be discretionary unless the certificate of formation, the bylaws or an agreement made by the corporation requires the corporation to pay such expenses upon receipt of such an undertaking.

Director Compensation
The CRS provides that, unless otherwise provided for in the bylaws, the board of directors may fix the compensation of directors, but it does not otherwise address the establishment of director compensation or the fairness of director compensation. The TBOC allows compensation to directors in a reasonable amount to the director for the services provided. The Board after the Texas Redomestication will establish the compensation of its directors, as it did before the Texas Redomestication.
Action By Written Consent of Directors
Both the CRS and TBOC provide that, unless the articles of incorporation or certificate of formation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.
Neither the Colorado Charter or Colorado Bylaws, nor the Texas Charter or Texas Bylaws, limits the type or nature of a board or committee action taken by written consent.
Actions By Written Consent of Shareholders
Under the CRS, unless the articles of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if (i) all the shareholders entitled to vote thereon consent in writing or (2) if expressly provided for in the articles of incorporation, the holders of outstanding stock, having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of shareholders, consent to the action in writing. Under the TBOC, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if (i) all holders of outstanding shares of stock, or (ii) if authorized in the certificate of formation, the holders of outstanding shares of stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of shareholders, consent to the action in writing. Both the CRS and the TBOC require a corporation to give notice of the taking of corporate action without a meeting by less than unanimous written consent to those shareholders who did not consent in writing.
The CRS also permits a corporation to restrict or prohibit shareholder action by written consent in lieu of a meeting of shareholders by including such restriction or prohibition in its articles of incorporation or bylaws. The TBOC requires that shareholders have the right to act by written consent; however, such written consent can be limited to requiring unanimous written consent of the shareholders to act in lieu of a meeting.
Dividends and Distributions
Colorado law is similar to Texas law with respect to dividend payments. Unless further restricted in the articles of incorporation, the CRS permits a corporation to declare and pay dividends unless (i) the corporation would be unable to pay its debts as they become due in the usual course of business, or (ii) the corporation's total assets would be less than the sum of its total liabilities plus (unless otherwise provided by the articles of incorporation) the amount needed, if the corporation were then dissolved, to satisfy any preferential dissolution rights.
Under the TBOC, a distribution is defined as a transfer of cash or other property (except a corporation’s own shares or rights to acquire its shares or a split-up or division of the issued shares of a class of a corporation into a larger number of shares within the same class that does not increase the stated capital of the corporation), or an issuance of debt, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of a corporation’s outstanding shares; (ii) a purchase or redemption, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets.
Under the TBOC, a corporation may not make a distribution if such distribution violates its certificate of formation, if the corporation’s surplus is less than the amount of the corporation’s stated capital (as determined by the TBOC) or, unless a corporation is in receivership or the distribution is made in connection with the winding up and termination of the corporation, if it either renders the corporation unable to pay its debts as they become due in the course of its business or affairs, or exceeds, depending on the type of distribution, either the net assets or the surplus of the corporation, or, subject to certain exceptions, if the distribution will be made to shareholders of another class or series.
The TBOC and CRS are similar with respect to liability for unlawful distributions. The CRS provides that directors that did not comply with the standard of conduct required under the CRS who authorized an unlawful dividend or stock repurchase are liable for the amount of the distribution that exceeds what could have been distributed. By contrast, the TBOC provides that directors consenting to a prohibited distribution are jointly and severally liable only for the amount of the distribution exceeding the permitted amount.
Stock Redemption and Repurchase
Under the CRS, a corporation may acquire its own shares. In addition, a Colorado corporation may not acquire its own shares if doing so would render the corporation insolvent in the sense that its liabilities exceed its assets or it could not pay its debts as they come due.
As noted above, under the TBOC, the purchase or redemption by a corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases.
Restrictions on Business Combinations
Colorado law does not restrict certain business combinations as provided for in Texas law. Texas law provides certain protections to shareholders in connection with certain business combinations. These protections can be found in TBOC 21.606.
Under the TBOC, a Texas “issuing public corporation” is generally prohibited from, directly or indirectly, entering into (i) mergers, share exchanges or conversions with an affiliated shareholder or other entity that after such transaction would be an affiliate or associate of an affiliated shareholder, and certain other entities, (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of (a) the aggregate market value of the consolidated assets of such corporation, (b) the aggregate market value of the outstanding voting stock of such corporation or (c) the earning power or net income of such corporation on a consolidated basis, (iii) certain transactions that would result in the issuance or transfer of shares of such corporation to an affiliated shareholder or an affiliate or associate, (iv) liquidation or dissolution plans or proposals with an affiliated shareholder or an associate or an affiliate of an associate of an affiliated shareholder, (v) certain transactions, including reclassifications of securities or other share distributions or recapitalizations, that have the effect, directly or indirectly, of increasing the proportionate ownership percentage of the outstanding shares of a class or series of voting shares or securities convertible into voting shares of the issuing public corporation that is beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder, except as a result of immaterial changes due to fractional share adjustments or (vi) loans, advances, guarantees, pledges, or other financial assistance or a tax credit or other tax advantages the recipient of which is an affiliated shareholder or an affiliate or associate of an affiliated shareholder, in each case, with an “affiliated shareholder” or any affiliate or associate of the “affiliated shareholder” for a period of three years after the date the shareholder obtained “affiliated shareholder” status. “Affiliated shareholder” is generally broadly defined as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the outstanding voting stock of an issuing public corporation. “Issuing public corporation” means a Texas corporation that has: (i) 100 or more shareholders of record as shown by the share transfer records of the corporation; (ii) a class or series of the corporation’s voting shares registered under the Exchange Act; or (iii) a class or series of the corporation’s voting shares qualified for trading on a national securities exchange.
The TBOC provides an exception to this prohibition if: (i) the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated shareholder; or (ii) the holders of at least two-thirds of the outstanding voting shares not beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder approve the transaction at a meeting held no earlier than six months after the shareholder acquires such ownership. The TBOC expressly provides that the foregoing shareholder approval may not be by written consent.
Corporations are entitled to opt out of the business combination provisions of the TBOC. The Texas Corporation will opt out of the business combination provisions of TBOC 21.606 under the Texas Charter.
Shareholder Vote for Mergers, Asset Sales and Other Corporate Reorganizations
Under the CRS, unless the articles of incorporation specifies a greater or additional vote, a merger of the corporation (with limited exceptions), share exchange, a sale, lease or exchange of all or substantially all of the assets of the corporation, a conversion of the corporation to another entity, a domestication of the corporation to a non-U.S. jurisdiction, or a dissolution of the corporation must be approved by each voting group entitled to vote separately on the plan by a majority of all the votes entitled to be cast on the plan by that voting group. The corporation’s board of directors must also approve such transaction.
Under the TBOC, unless otherwise provided for in the TBOC or the certificate of formation of a corporation, shareholders holding at least two-thirds of the outstanding shares of a class entitled to vote on the matter must typically approve fundamental business transactions such as: (1) a merger; (2) an interest exchange; (3) a conversion; or (4) a sale of all or substantially all of the corporation’s assets that is not made in the usual and regular course of the corporation’s business. The certificate of formation can provide for a different threshold of approval, but not less than a majority of the outstanding shares entitled to vote on the transaction.
In Texas, the TBOC defines “a sale of all of substantially all of the assets” as the sale, lease, exchange, or other disposition, other than a pledge, mortgage, deed of trust, or trust indenture unless otherwise provided by the certificate of formation, of all or substantially all of the property and assets of a domestic corporation that is not made in the usual and regular course of the corporation’s business without regard to whether the disposition is made with the goodwill of the business, subject to certain exceptions, including a transaction that results in the corporation directly or indirectly continuing to engage in one or more activities or applying a portion of the consideration received in connection with the transaction to the conduct of an activity that the corporation engages in after the transaction. The CRS does not define the phrase “all or substantially all of the assets.”
The CRS and TBOC have substantially similar provisions with respect to approval by shareholders of a surviving corporation in a merger meeting specified criteria. The CRS does not require a shareholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its articles of incorporation) if (i) the plan of merger does not amend the existing articles of incorporation except as allowed under the CRS, (ii) each shareholder of the surviving or acquiring corporation whose shares were outstanding immediately before the transaction will hold the same number of shares, with identical designations, preferences, limitations, and relative rights, immediately after the transaction, (iii) The number of shares entitled to vote in the election of directors (“Voting Shares”) outstanding immediately after the transaction, plus the number of Voting Shares issuable as a result of the transaction either by the conversion of securities issued pursuant to the transaction or by the exercise of rights and warrants issued pursuant to the transaction, will not exceed by more than twenty percent the total number of Voting Shares of the surviving or acquiring corporation outstanding immediately before the transaction and (iv) the number of shares entitled to participate in distributions (“Participating Shares”) outstanding immediately after the transaction, plus the number of Participating Shares issuable as a result of the transaction either by the conversion of securities issued pursuant to the transaction or by the exercise of rights and warrants issued pursuant to the transaction, will not exceed by more than twenty percent the total number of Participating Shares outstanding immediately before the transaction. The TBOC does not require a shareholder vote of the surviving corporation in a merger under substantially similar circumstances.
Appraisal or Dissenter’s Rights
In both jurisdictions, dissenting shareholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal or dissenter’s rights permit a shareholder to receive cash generally equal to the fair value of the shareholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such shareholder would otherwise receive in any such transaction.
Under the CRS, generally a shareholder is entitled to appraisal rights and to obtain payment of the fair value of the shareholder's shares in the event of: (i) consummation of a plan of merger to which the corporation is a party if shareholder approval is required for the merger and the shareholder is entitled to vote on the merger, or if the corporation is a subsidiary that is merged with its parent; (ii) consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan; (iii) consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange; (iv) an amendment to the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares; (v) any other corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that shareholders are entitled to appraisal rights; (vi) consummation of a conversion of the corporation to nonprofit status or (vii) consummation of a conversion of the corporation to an unincorporated entity. However, the CRS provides that appraisal rights are not available to shareholders if such shares are (i) listed on a national securities exchange or (ii) held of record by more than two thousand shareholders. This exception does not apply, however, if the shareholders are required by the terms of the corporate action to accept for their shares anything other than: (a) cash; (b) shares, or shares and cash in lieu of fractional shares of the surviving or acquiring corporation, or of any other corporation that, at the effective date of the corporate action, is listed on a national securities exchange or held of record by more than two thousand shareholders; or (c) any combination of cash and shares as described above.
Under the TBOC, except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, shareholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, interest exchange, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. However, a shareholder of a Texas corporation has no dissenters’ rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange, if: (i) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate: (a) listed on a national securities exchange, or (b) held of record by at least 2,000 owners, (ii) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive, and (iii) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than: (a) ownership interests, or depository receipts in respect of ownership interests, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are: (i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance, or (ii) held of record by at least 2,000 owners, (b) cash instead of fractional ownership interests the owner would otherwise be entitled to receive, or (c) any combination of the ownership interests and cash above. As with the Colorado Charter and the Colorado Bylaws, the Texas Charter and Texas Bylaws do not provide for dissenter’s rights in addition to those provided by the TBOC.
The mechanics and timing procedures vary somewhat between Colorado and Texas, but both require technical compliance with specific notice and payment protocols.
Special Meetings of Shareholders
The CRS permits special meetings of shareholders to be called by the (i) board of directors, (ii) by any other person authorized in the articles of incorporation or bylaws to call a special shareholder meeting or (iii) shareholders holding 10% or more of the votes entitled to be cast on an issue may demand a special meeting.
The TBOC permits special meetings of shareholders to be called (i) the president, the board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation; or (ii) the holders of the percentage of shares specified in the certificate of formation, not to exceed 50% of the shares entitled to vote or, if no percentage is specified, at least 10% of all of the shares of the corporation entitled to vote at the proposed special meeting.
Meetings Pursuant to Petition of Shareholders
The CRS provides that a director or a shareholder of a corporation may apply to (i) the district court for the county in Colorado in which the street address of the corporation's principal office is located, (ii) if the corporation has no principal office in Colorado, the district court for the county in which the street address of its registered agent is located or (iii) if the corporation has no registered agent, by the district court for the city and county of Denver, to compel the corporation to hold an annual meeting for the election of directors if the corporation has failed to hold an annual meeting if an annual meeting was not held within the earlier of six months after the close of the corporation's most recently ended fiscal year or fifteen months after its last annual meeting.
Under the TBOC, a shareholder who has previously submitted a written request to the corporation that an annual meeting be held may apply to the court in the county in which the principal executive office of the corporation is located may order a meeting to be held if the annual meeting is not held or written consent instead of the annual meeting is not executed within any 13-month period.
Adjournment of Shareholder Meetings
The CRS provides that a meeting of shareholders may be adjourned due to lack of quorum. The CRS provides that unless otherwise required by the bylaws, if an annual or special shareholders' meeting is adjourned to a different date, time, or place, a notice does not need to provide the new date, time, or place, if the new date, time, or place, is announced at the meeting before adjournment.
Under the TBOC, unless the certificate of formation or bylaws provide otherwise, a meeting of shareholders may be adjourned due to lack of quorum until the time and to the place as may be determined by a vote of the holders of the majority of the shares who are present or represented by proxy at the meeting. The TBOC does not have a specific provision on the notice for an adjourned meeting or the business that may be transacted at an adjourned meeting. Under the TBOC, the only business that may be conducted at a special meeting of the shareholders is business that is within the purpose or purposes described in the notice.
Duration of Proxies
The TBOC and the CRS provide that a proxy is effective only for a period of 11 months, unless otherwise provided in the proxy.
Quorum and Voting
The CRS provides that, subject to the provisions of the CRS requiring a vote for a specified action, and unless the articles of incorporation establish different quorum and voting requirements, a majority of the votes entitled to be cast on the matter constitutes a quorum, but in no event shall a quorum consist of less than one-third of the votes entitled to be cast on the matter. If the articles of incorporation are silent as to specific quorum and voting requirements: (a) a majority of the votes entitled to be cast on the matter constitutes a quorum; (b) in all matters other than the election of directors (and any other matter on which the CRS prescribes a minimum vote) where the votes cast within favoring the action exceed the votes cast opposing then such action such action will be the act of the shareholders; (c) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by voting group is required, a majority in voting entitled to be cast of such voting group constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, if the number of votes cast approving such matter exceed the number of votes cast against such matter then such action will be the act of the voting group. A bylaw amendment adopted by shareholders which specifies the votes that shall be necessary for the election of directors may not be further amended or repealed by the board.
Under the TBOC, subject to the following sentence, the holders of the majority of the shares entitled to vote at a meeting of the shareholders of a Texas corporation that are present or represented by proxy at the meeting are a quorum for the consideration of a matter to be presented at that meeting. The certificate of formation of a corporation may provide that a quorum is present only if: (i) the holders of a specified portion of the shares that is greater than the majority of the shares entitled to vote are represented at the meeting in person or by proxy; or (ii) the holders of a specified portion of the shares that is less than the majority but not less than one-third of the shares entitled to vote are represented at the meeting in person or by proxy.
The certificate of formation or bylaws of a corporation may provide that a director of a corporation shall be elected only if the director receives: (i) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors; (ii) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors and represented in person or by proxy at a meeting of shareholders at which a quorum is present; or (iii) the vote of the holders of a specified portion, but not less than the majority, of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present. If no standard is specified, directors of a corporation shall be elected by a plurality of the votes cast.
Subject to the following sentence, with respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the affirmative vote of the holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting of a corporation at which a quorum is present is the act of the shareholders. With respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the certificate of formation or bylaws of a corporation may provide that the act of the shareholders of the corporation is: (i) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter; (ii) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter and represented in person or by proxy at a shareholders’ meeting at which a quorum is present; (iii) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for or against, the matter at a shareholders’ meeting at which a quorum is present; or (iv) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting at which a quorum is present.
Bylaws Amendment
Under the CRS, shareholders of a Colorado corporation entitled to vote have the right to amend, repeal or adopt the bylaws. Under the CRS, the board of directors may amend the bylaws unless the power is reserved to shareholders by the CRS, the corporation’s articles of incorporation or the bylaws.

Under the TBOC, the board of directors may amend, repeal or adopt a Texas corporation’s bylaws. However, the shareholders may amend, repeal or adopt bylaws even if the directors also have that power, unless the certificate of formation or a bylaw adopted by the shareholders provides otherwise, and a Texas corporation’s certificate of formation may wholly or partly reserve the power to amend, repeal or adopt bylaws exclusively to the shareholders. Similarly, the shareholders, in amending, repealing or adopting a particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that bylaw.
Charter Amendments
Under the CRS, subject to limited exceptions, an amendment to the articles of incorporation must be approved by (i) the board of directors and (ii) the shareholders of the Colorado corporation, such action will be approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless the articles of incorporation provides for a greater or additional vote. However, the CRS permits corporations to provide in their articles of incorporation that no separate vote of the holders of a class shall be required to authorize an amendment, subject to certain exceptions where the class would be adversely impacted, and that such action will be approved if the votes cast favoring the action exceed the votes cast opposing the action.
In addition, unless otherwise expressly required by the articles of incorporation no meeting or vote of shareholders is required to adopt an amendment that (i) deletes the statement of the names and addresses of the incorporators or of the initial directors, (ii) deletes the statement of the registered agent name and registered agent address of the initial registered agent, (iii) deletes the statement of the principal office address of the initial principal office, (iv) deletes the statement of the names and addresses of any or all of the individuals named in the articles of incorporation who are listed as individuals causing the articles of incorporation to be filed, (v) changes the name of the corporation by substituting the word “corporation”, “incorporated”, “company”, or “limited”, or an abbreviation of any thereof for a similar word or by adding, deleting or changing a geographical attribution, or (v) makes any other change expressly permitted by the CRS to be made without shareholder action.
Under the TBOC, subject to limited exceptions, an amendment to the certificate of formation requires the approval of (i) the board of directors and (ii) the holders of at least two-thirds of the outstanding shares of the Texas corporation entitled to vote thereon, unless a different threshold, not less than a majority of the outstanding shares entitled to vote thereon, is specified in the certificate of formation. If a class or series of shares is entitled to vote as a class or series on an amendment to the certificate of formation, the affirmative vote of the holders of at least two-thirds (unless a different threshold, not less than a majority, is specified in the certificate of formation) of the outstanding shares in each such class or series of shares entitled to vote on the amendment as a class or series is also required to approve an amendment to the certificate of formation, although the TBOC allows corporations to provide in their certificate of formation that all shares vote as a single class for such an amendment. In addition, the TBOC allows corporations to provide in their certificate of formation that no separate class vote(s) shall be required to increase or decrease the aggregate number of authorized shares of a class, in which case a share increase/decrease amendment would instead be approved by the holders of a majority of all outstanding shares entitled to vote thereon, voting together as a single class.
Pre-Suit Demand in Derivative Suits
Under the CRS, in a derivative action brought by one or more shareholders or members to enforce a right of a corporation, the corporation having failed to enforce a right which may properly be asserted by it, the complaint must (1) be verified and must allege that the plaintiff was a shareholder or member at the time of the transaction of which he complains or that his share was owned by him by operation of law, (2) the complaint must also allege with particularity the efforts, if any, made by the plaintiff to obtain the action he desires from the directors and, if necessary, from the shareholders and (3) the reasons for his failure to obtain the action or for not making the effort. The derivative action may not be maintained if it appears that the plaintiff does not fairly and adequately represent the interests of the shareholders similarly situated in enforcing the right of the corporation. The action will not be dismissed or compromised without the approval of the court, and notice of the proposed dismissal or compromise must be given to shareholders in such manner as the court directs.
Under the TBOC, the focus is on harm to the corporation rather than the Delaware standard of futility. A shareholder may not institute a derivative proceeding until the 91st day after the date a written demand is filed with the corporation stating with particularity the act, omission, or other matter that is the subject of the claim or challenge and requesting that the corporation take suitable action. The waiting period is not required or, if applicable, shall terminate if: (1) the shareholder has been notified that the demand has been rejected by the corporation; (2) the corporation is suffering irreparable injury; or (3) irreparable injury to the corporation would result by waiting for the expiration of the 90-day period.

Shareholder Inspection Rights
Under the CRS, shareholders, upon providing a written notice at least five days prior to such demand, are entitled to inspect and copy certain records on a proper demand, on paper or electronically. A shareholder is entitled to a greater scope of corporate records (including excerpts of board meeting minutes and shareholder meeting minutes, accounting records, and the shareholders list) if (1) the shareholder has held at least 5% of all of the outstanding shares of any class of shares for at least three months as of the demand for inspection, (2) the demand is made in good faith and for a purpose reasonably related to the shareholder’s interest as a shareholder, (3) the shareholder describes the purpose and records sought with reasonable particularity and (4) the records are directly connected with the stated purpose.
Under the TBOC, a shareholder may inspect a Texas corporation’s books and records during normal business hours upon written demand stating a proper purpose if such shareholder holds at least 5% of the outstanding shares of stock of the Texas corporation or has been a holder of shares for at least six months prior to such demand. If a Texas corporation refuses to allow a person to examine and make copies of account records, minutes, and share transfer records under the TBOC, the Texas corporation is liable to the shareholder for any cost or expense, including attorney’s fees, incurred in enforcing the shareholder’s rights under the TBOC to examine such materials. A Texas corporation may defend against an inspection action by establishing that the shareholder: (i) has sold or offered for sale, or has aided or abetted a person in procuring a list of shareholders or of holders of voting trust certificates for the purpose of selling, a list of shareholders or of holders of voting trust certificates for shares of the Texas corporation or any other corporation within the two years preceding the date the action is brought; (ii) has improperly used information obtained through prior examination of the books, account records, minutes, or share transfer records of the corporation or any other corporation; or (iii) was not acting in good faith or for a proper purpose in making the request. The TBOC (i) provides that emails, text messages, and social media information are not considered corporate records unless effectuating a corporate action and (ii) prohibits shareholders of a publicly traded corporation with pending derivative suits or litigation involving the corporation as an adversarial party from inspecting corporate records.
Interested Party Transaction Approvals
The CRS provides that an otherwise valid and enforceable contract or transaction between the corporation and a director of the corporation or the corporation and an entity in which the director is a director or officer, or the taking of a corporate opportunity by the director is not void or voidable and does not give rise to an award of damages in a proceeding by a shareholder or by or in the right of the corporation solely because it is a conflicting transaction or because the director is present or participates in the meeting of the board of directors if (a) the material facts as to the relationship or interest and as to the conflicting interest transaction are disclosed or known by (1) the corporation’s board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the contract or transaction by the approval of the majority of the disinterested directors or committee members, or (2) the shareholders entitled to vote on the conflicting interest transaction, and the conflicting interest transaction is specifically authorized, approved or ratified by a vote of the disinterested shareholders, or (b) the conflicting interest transaction is fair to the corporation.
The TBOC provides that an otherwise valid and enforceable contract or transaction between a corporation and (i) one or more directors or officers of the corporation, or one or more affiliates or associates thereof, or (ii) an entity or other organization in which one or more directors or officers of the corporation, or one or more affiliates or associates thereof, is a “managerial official” or has a financial interest, is valid and enforceable, and is not void or voidable, notwithstanding such relationship or interest if any one of the following conditions is satisfied: (a) the material facts as to the applicable relationship or interest and as to the contract or transaction are disclosed to or known by: (1) the corporation’s board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the contract or transaction by the approval of the majority of the disinterested directors or committee members, regardless of whether the disinterested directors or committee members constitute a quorum, or (2) the shareholders entitled to vote on the authorization of the contract or transaction, and the contract or transaction is specifically approved in good faith by a vote of the shareholders, or (b) the contract or transaction is fair to the corporation when the contract or transaction is authorized, approved, or ratified by the board of directors, a committee of the board of directors, or the shareholders. The TBOC expressly provides that if at least one of the above conditions is satisfied, neither the publicly traded corporation nor any of the publicly traded corporation’s shareholders will have a cause of action against any its directors or officers for breach of duty with respect to the making, authorization, or performance of the contract or transaction because the person (i) had an applicable relationship or interest or (ii) was present at, participated in or voted at a meeting of the board of directors or of a committee of the board that authorizes the contract or transaction; or signed, in the person’s capacity as a director or committee member, a unanimous written consent of the directors or committee members to authorize the contract or transaction.
Judicial Certification of Committees and Panels
Under the TBOC, a corporation’s board of directors may adopt resolutions that authorize the formation of a committee of independent and disinterested directors to review and approve transactions involving controlling shareholders, directors or officers or for the investigation of a derivative claim and petition a court to make a determination on the independence and disinterestedness of directors on the committee. Future challenges to independence or disinterestedness would require new facts. The CRS does not contain similar provisions.
Business Opportunities
The TBOC permits a corporation to renounce, in its certificate of formation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or shareholders.
The CRS permits a corporation to limit or eliminate a duty of a director or any other person to offer the corporation the right to have or participate in any business opportunities, if prior to taking the business opportunity the director or any other person presents such opportunity to the board of directors.
Stock Ownership Thresholds for Derivative Suits
Under the CRS, subject to limited exceptions, a shareholder may not institute or maintain a derivative suit unless the plaintiff was a shareholder of the corporation at the time of the transaction of which such shareholder complains or that such shareholder’s stock thereafter devolved upon such shareholder by operation of law, and the plaintiff maintains such ownership throughout the litigation. The CRS does not provide for a statutory threshold to be enacted in the corporation’s governing documents.
Under the TBOC, a shareholder may not institute or maintain a derivative proceeding unless: (i) the shareholder was a shareholder of the corporation at the time of the transaction in question, or became a shareholder by operation of law originating from a person that was a shareholder at the time of the transaction in question; and (ii) the shareholder fairly and adequately represents the interests of the corporation in enforcing the right of the corporation. The TBOC allows corporations with shares of common stock listed on a national securities exchange and corporations with over 500 shareholders that have elected to be governed by Section 21.419 of the TBOC to adopt in their certificate of formation or bylaws an ownership threshold of up to 3% of outstanding shares that must be satisfied before a derivative claim may be initiated. As stated above, the Texas Bylaws recommended by the Board do not include any ownership threshold for derivative actions.
Stock Ownership Thresholds for Shareholder Proposals
The CRS does not expressly provide for the inclusion of provisions in the articles of incorporation or bylaws that require shareholders to hold a minimum number of shares of such corporation to submit a proposal on a matter to the shareholders of corporation for approval at a shareholder meeting.
The TBOC permits a “nationally listed corporation” (as defined in the TBOC and described below), in its certificate of formation or its bylaws, to impose stock ownership requirements on shareholders to be eligible to submit a proposal on a matter (other than director nominations and procedural resolutions ancillary to the conduct of a shareholder meeting) to the shareholders of such corporation for approval at a shareholder meeting. If a corporation elects to be governed by the applicable provision of the TBOC, a shareholder or group of shareholders may submit a proposal on a matter for approval at a meeting of shareholders only if such shareholder or group of shareholders holds an amount of shares entitled to vote at such meeting equal to at least $1 million in market value or 3% of the total number of shares to vote at such meeting, has held such amount for a continuous period of at least six months before the date of the meeting, holds such amount throughout the meeting and solicits the holders of shares representing at least 67% of the voting power of shares entitled to vote on the proposal at the shareholder meeting. As stated above, the Texas Bylaws recommended by the Board do not include any ownership threshold for shareholder proposals.
A corporation seeking to adopt an amendment imposing such stock ownership requirements for shareholder proposals must provide notice to shareholders of the proposed adoption in any proxy statement provided to shareholders preceding the amendment’s adoption and include in any proxy statement provided to shareholders specific information about the process by which a shareholder or group of shareholders may submit a proposal on a matter requiring shareholder approval, including information for how shareholders may contact other shareholders for the purpose of satisfying the ownership requirements under such amendment.

Under the TBOC, “nationally listed corporation” means a corporation with a class of equity securities registered under Section 12(b) of the Exchange Act, that is admitted to listing on a national securities exchange and either (i) has its principal office in the State of Texas or (ii) is admitted to listing on a stock exchange that (a) has its principal office in the State of Texas and (b) has received approval by the securities commissioner of the State of Texas.
Independence of Corporate Statute
The TBOC prohibits the plain meaning of the statutes under the TBOC from being supplanted, contravened, or modified by the laws or judicial decisions of any other jurisdiction.
What Doesn’t Change After the Texas Redomestication?
Following completion of the Texas Redomestication, in addition to being governed by the Texas Charter, Texas Bylaws and the TBOC, the Company will continue to exist in the form of a Texas corporation. By virtue of the Texas Redomestication, all the rights, privileges and powers of the Colorado Corporation, and all property, real, personal and mixed, and all debts due to the Colorado Corporation, as well as all other things and causes of action belonging to the Colorado Corporation, will remain vested in the Texas Corporation and will be the property of the Texas Corporation. In addition, all debts, liabilities and duties of the Colorado Corporation will remain attached to the Texas Corporation and may be enforced against the Texas Corporation.
No Change in Business
The Texas Redomestication will not result in any change in our business, management assets, liabilities or obligations (other than as a result of the transaction costs related to the Texas Redomestication). Similarly, our directors and officers immediately prior to the Texas Redomestication will continue to serve in the same capacity immediately following the completion of the Texas Redomestication.
No Stock Exchange Listing, Securities Act or Exchange Act Consequences
The Company will continue to be a publicly held company following completion of the Texas Redomestication, and the Texas Corporation Common Stock will continue to be listed on NYSE and traded under the symbol “NGS.” The Company will continue to file required periodic reports and other documents with the SEC. There is not expected to be any interruption in the trading of the Texas Corporation Common Stock as a result of the Texas Redomestication. The Company and its shareholders will be in the same respective positions under the federal securities laws after the Texas Redomestication as the Company and its shareholders were prior to the Texas Redomestication.
No Exchange of Stock Certificates Required
Shareholders will not have to exchange their existing stock certificates for new share certificates.
No Material Accounting Implications
Effecting the Texas Redomestication is not expected to have any material accounting implications for the Company.
Certain Federal Income Tax Considerations
The following discussion is a summary of certain U.S. federal income tax considerations to U.S. Holders (as defined below) of the Texas Redomestication. The discussion does not purport to be a complete analysis of all potential tax considerations. The considerations of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws, are not discussed. This discussion is based on the Code, applicable Treasury regulations promulgated or proposed thereunder (“Treasury Regulations”), judicial decisions and published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. The Company has not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax considerations of the Texas Redomestication.
This discussion is limited to a U.S. Holder that holds the Company stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax considerations relevant to a U.S. Holder’s particular circumstances, including without limitation the effect of the Medicare contribution tax on net investment income, the alternative minimum tax, or the special tax accounting rules under Section 451(b) of the Code. In addition, it does not address considerations relevant to U.S. Holders subject to special rules, such as:
•U.S. expatriates and former citizens or long-term residents of the United States;
•U.S. Holders whose functional currency is not the U.S. dollar;
•persons holding the Company stock as part of a hedge, straddle or other risk-reduction strategy or as part of a conversion transaction or other integrated investment;
•banks, insurance companies and other financial institutions;
•real estate investment trusts or regulated investment companies;
•brokers, dealers or traders in securities or other persons that elect to use a mark-to-market method of accounting for their holdings in the Company stock;
•tax-exempt organizations or governmental organizations;
•persons deemed to sell the Company stock under the constructive sale provisions of the Code;
•persons who hold or receive the Company stock pursuant to the exercise of any employee stock option or otherwise as compensation;
•tax-qualified retirement plans; and
•persons that own, or have owned, actually or constructively, more than 5% of the Company stock.
If an entity or arrangement classified as a partnership for U.S. federal income tax purposes holds the Company stock, the tax treatment of a partner in such partnership will depend on the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Accordingly, a partnership holding Company stock and each partner in such partnership is urged to consult its tax advisor regarding the U.S. federal income tax considerations to it of the Texas Redomestication.
For purpose of this discussion, a “U.S. Holder” is any beneficial owner of the Company stock that, for U.S. federal income tax purposes, is or is treated as any of the following:
•an individual who is a citizen or resident of the United States;
•a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;
•an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•a trust that: (i) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code); or (ii) has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.
This discussion is for informational purposes only and is not tax advice. Each investor is urged to consult its tax advisor with respect to the application of the U.S. federal income tax laws to its particular situation as well as any tax considerations of the Texas Redomestication arising under U.S. federal estate or gift tax laws, the laws of any state, local or non-U.S. taxing jurisdiction or any applicable income tax treaty.
Tax Treatment
The Texas Redomestication is intended to qualify as a “reorganization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(F) of the Code. As a result, a U.S. Holder generally should not recognize gain or loss upon the proposed Texas Redomestication. A U.S. Holder will have the same aggregate basis in its Texas Corporation stock after the Texas Redomestication as such U.S. Holder had in the corresponding Colorado Corporation stock immediately before the Texas Redomestication. A U.S. Holder’s holding period in the Texas Corporation stock immediately after the Texas Redomestication will include such U.S. Holder’s holding period in the corresponding Colorado Corporation stock immediately before the Texas Redomestication. Each U.S. Holder of shares of Company stock acquired on different dates and at different prices is urged to consult its tax advisor regarding the allocation of the tax basis and holding period of such shares.
Tax Reporting
Assuming the Texas Redomestication qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, each U.S. Holder that receives shares of common stock of the Texas Corporation in the Texas Redomestication is required to retain permanent records pertaining to the Texas Redomestication and make such records available to any authorized IRS officers and employees. Such records should specifically include information regarding the amount, basis and fair market value of all transferred property, and relevant facts regarding any liabilities assumed or extinguished as part of such reorganization. Each U.S. Holder who owned at least 5% (by vote or value) of the total outstanding stock of the Company or who owned securities in the Company stock with a basis of $1,000,000 or more is required to attach a statement to its tax returns for the year in which the Texas Redomestication is consummated that contains the information listed in Treasury Regulations

Section 1.368-3(b). Such statement must include the U.S. Holder’s tax basis in the holder’s Company stock and the fair market value of such stock. Each U.S. Holder is urged to consult with its tax advisor to comply with these rules.
This discussion of U.S. federal income tax considerations of the Texas Redomestication is for general information purposes only and is not intended to be, and should not be construed as, tax advice. Determining the actual tax considerations of the Texas Redomestication to a holder may be complex and will depend on such holder’s specific situation and on factors that are not within the Company’s knowledge or control. Each holder is urged to consult its tax advisor with respect to the application of U.S. federal income tax laws to its specific situation as well as any tax considerations arising under the U.S. federal estate or gift tax rules or under the laws of any state, local, non-U.S. or other taxing jurisdiction.
Interests of Certain Persons
There are currently no known pending claims or lawsuits against any of the Company’s directors or officers or for breach of fiduciary duty related to their service as directors, officers or shareholders of the Company. Nonetheless, as part of its process, the Board considered if redomestication to Texas would convey any non-ratable benefits on any of the Company’s directors or officers and did not identify any such non-ratable benefits. However, others may allege, and a court could determine, that the Company’s directors and officers may be considered to have interests in the Texas Redomestication that are different from, or in addition to, the interests of the Company’s shareholders generally to the extent that it might afford them greater statutory protections or limitations on liability under Texas law for acts in their capacities as directors, officers or shareholders occurring after the Texas Redomestication.
Regulatory Matters
The consummation of the Texas Redomestication requires the filing of the Texas Certificate of Conversion and the Texas Charter with the office of the Texas Secretary of State and the Colorado Statement of Conversion with the Office of the Secretary of State of the State of Colorado. No regulatory or governmental approvals or consents will be required in connection with the Texas Redomestication.
Legal Proceedings
From time to time, the Company may become subject to various legal proceedings and claims that arise in the ordinary course of its business activities. As of the date of this Proxy Statement, the Company is not currently a party to any claim or litigation, the outcome of which, if determined adversely to it, would individually or in the aggregate be reasonably expected to have a material adverse effect on its business. Regardless of the outcome, litigation can have an adverse impact on the Company because of defense and settlement costs, diversion of management resources and other factors.
Anti-Takeover Implications of the Texas Redomestication
The Texas Redomestication is not being effected to prevent a change in control of the Company, nor is it in response to any present attempt known to the Board to acquire control of the Company or obtain representation on the Board. Nevertheless, certain effects of the Texas Redomestication may be considered to have anti-takeover implications by virtue of our being subject to Texas law following the Texas Redomestication Effective Time.
Appraisal Rights
Because Colorado law does not extend statutory appraisal rights to shareholders for a conversion of Colorado entity into a foreign entity and neither the Colorado Bylaws nor the Colorado Charter provide for appraisal rights in such instance the shareholders of Common Stock do not have appraisal rights in connection with the Texas Redomestication.

ADDITIONAL INFORMATION
Questions and Answers About the Proxy Materials and Meeting
Q: Why am I receiving these materials?
A: Our Board is providing this Proxy Statement, including the Notice of Annual Meeting, Form of Proxy Card, and Annual Report on Form 10-K for the year ended December 31, 2025 (collectively referred to herein as the “Meeting Materials”) to you in connection with our 2026 Annual Meeting of Shareholders, which will take place on Wednesday, June 10, 2026. As a shareholder on the Record Date for the meeting, you are invited to attend the virtual meeting. We also encourage you to vote on the matters described in this Proxy Statement.
Q: What information is contained in these materials?
A: This Proxy Statement includes information about the nominees for Director and the other matters to be voted on at the meeting. The Proxy Statement also includes information about the voting process and requirements, the compensation of our Directors and named executive officers, and certain other required information.
Q: What can I vote on at the meeting?
A: There are four matters to be voted on at the meeting:

1	To elect three Directors to the Company’s Board of Directors;
2	An advisory vote to approve the compensation of our named executive officers;
3	Ratification of the appointment of Ham, Langston & Brezina LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and
4	Approval of the redomestication of the Company from Colorado to Texas by conversion.
In addition, your proxy gives the holders the power to transact such other business as may properly be presented at the meeting, or at any adjournment(s) of the meeting.
Q: How does the Board recommend that I vote on each of the matters?
A: Our Board recommends that you vote FOR each of the Director nominees (Proposal 1); FOR approval, on an advisory basis, of the compensation programs of our named executive officers as set forth in the section entitled “Discussion of Our 2025 Executive Compensation Program” of this Proxy Statement (Proposal 2); FOR the ratification of the appointment of Ham, Langston & Brezina LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 3); and FOR approval of the redomestication of the Company from Colorado to Texas by conversion (Proposal 4).
Q: Can I receive next year’s proxy materials by email?
A: Yes. All shareholders who have active email accounts and Internet access may sign up for email delivery of shareholder materials. To sign up, go to www.proxyvote.com and click on “Electronic Enrollment.” If you have multiple registered or beneficial accounts, you need to enroll for each account. If you elect to receive proxy materials by email, we will not mail you any proxy-related materials next year. Your enrollment in the email program will remain in effect as long as your account remains active or until you cancel it.
Q: Who is entitled to vote at our Annual Meeting of Shareholders?
A: Holders of our outstanding Common Stock on April 16, 2026, are entitled to one vote per share on each of the items being voted on at the meeting. We refer to this date as the Record Date. On the Record Date, we had 12,590,213 shares of Common Stock outstanding. We have no other classes of stock outstanding.

Q: How do I vote my shares?
A: Shareholders of record may vote using one of the following three methods:
•Over the Internet by visiting www.proxyvote.com, which you are encouraged to do so if you have access to the Internet. You will need the multi-digit number included in your Proxy Materials;
•By telephone -- Call 1-800-690-6903 or the number in your Proxy Materials. You will need the multi-digit number included in your Proxy Materials; or
•By completing, signing and returning the included proxy card, for those who requested to receive printed proxy materials in the mail.
The Notice provides instructions on how to access your proxy, which contains instructions on how to vote via the Internet or by telephone. Alternatively, you may vote by marking the proxy card you received in the mail and return it to the address set forth in the instructions contained in the Proxy Materials. Due to timing issues in connection with mail delivery, we recommend that you vote your shares over the Internet or by telephone.
If you hold shares in street name, the organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. The shareholder of record will provide you with instructions on how to vote your shares. Internet and telephone voting will be offered to shareholders owning shares through most brokerage firms and banks. Additionally, if you would like to vote in person at the Annual Meeting, contact the brokerage firm, bank or other
Q: What is the difference between holding shares as a shareholder of record and as a beneficial owner?
A: Most of our shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. There are some important distinctions between shares held of record and those owned beneficially.
Shareholder of Record
If your shares are registered in your name with our transfer agent, Computershare, you are the shareholder of record for those shares and are receiving Meeting Materials directly from us. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting.
Beneficial Owner
If your shares are held in a stock brokerage account, by a bank or other nominee (commonly referred to as being held in “street name”), you are the beneficial owner of those shares. Your broker, bank or nominee is the shareholder of record and therefore has forwarded Meeting Materials to you as beneficial owner. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares and are also invited to attend the virtual meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you obtain a signed proxy from your broker, bank or nominee giving you the right to vote the shares.
Q: Can I change my vote or revoke my proxy?
A: Yes. You can change your vote or revoke your proxy at any time before the final vote at the meeting. You can do this by casting a later proxy through any of the available methods described above. If you are a shareholder of record, you can also revoke your proxy by delivering a written notice of your revocation to our Corporate Secretary at our principal executive office at 601 State Street, Suite 400, Southlake, Texas 76092. If you are a beneficial owner, you can revoke your proxy by following the instructions sent to you by your broker, bank or other nominee.
Q: What does it mean if I get more than one set of Meeting Materials?
A: It means you hold shares registered in more than one account. Follow the instructions in each set of Meeting Materials to ensure that all of your shares are voted.

Q: What is the quorum requirement for the meeting?
A: For a “quorum” to exist at the meeting, shareholders holding a majority of the votes entitled to be cast by the shareholders entitled to vote must be present in person or represented by proxy at the meeting. There must be a quorum for any action to be taken at the meeting (other than adjournment or postponement of the meeting). If you submit a properly completed proxy, even if you abstain from voting, then your shares will be counted for purposes of determining the presence of a quorum.
If a broker indicates on a proxy that it lacks discretionary authority as to certain shares to vote on a particular matter, commonly referred to as “broker non-votes,” those shares will still be counted for purposes of determining the presence of a quorum at the meeting. Please see the next question and answer for further information about “broker non-votes.”
Q: What are broker non-votes and how are broker non-votes and abstentions counted?
A: If you are a beneficial owner and hold your shares in street name and do not provide your broker or other nominee with voting instructions, the broker, bank, or other nominee will determine if it has the discretionary authority to vote on the particular matter. The NYSE permits brokers to vote their customers’ shares on routine matters when the brokers have not received voting instructions from the customers. Brokers may not vote their customers’ shares on non-routine matters unless they have received instructions from the customers. Non-voted shares on non-routine matters are referred to as broker non-votes. The ratification of the appointment of Ham, Langston & Brezina LLP as our independent registered public accountants for the fiscal year ending December 31, 2026 (Proposal 3) is a matter considered “routine” under applicable exchange rules. The election of Directors (Proposal 1), the advisory vote to approve the named executive officers’ compensation programs (Proposal 2) and approval of the redomestication of the Company from Colorado to Texas by conversion (Proposal 4) are matters considered “non-routine” under applicable exchange rules. For purposes of the election of Directors Proposal and Proposal 2, abstentions and broker non-votes will have no effect. For purposes of Proposal 3, abstentions will have no effect and broker non-votes will be counted and considered present for the purpose of determining the presence of a quorum. For purposes of Proposal 4, abstentions and broker non-votes will be considered votes against this Proposal.
Q: What is the voting requirement to approve each of the matters?

Proposals	Board Recommendation	Votes Required	Effect of Abstentions	Effect of Broker Non-Votes
Election of Directors	FOR the nominees	Majority of votes cast	None	None
Advisory Vote to Approve Executive Compensation (“Say on Pay” Vote)	FOR	Majority of votes cast	None	None
Ratification of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026	FOR	Majority of votes cast	None	No Broker Non-Votes (Routine Matter)
Approval of the Redomestication of the Company from Colorado to Texas by Conversion	FOR	Majority of the outstanding shares of Common Stock	Against	Against
We also will consider any other business that properly comes before the Annual Meeting and the proxy holders may vote on such business in their discretion.

Q: How can I vote on each of the matters and how will the votes be counted?
A: In the election of Directors, you may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to each nominee. For the (i) advisory vote on compensation of our named executive officers, (ii) the ratification of the appointment of Ham, Langston & Brezina LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and (iii) the approval of the redomestication of the Company from Colorado to Texas, you may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to these three proposals. Under Colorado law (under which the Company is incorporated), abstentions are counted as shares present and entitled to vote at the Annual Meeting, and therefore counted as present for the purpose of determining whether a quorum is present, but they are not counted as shares cast and will therefore have no effect on the outcome of the vote for Proposal 1, Proposal 2 or Proposal 3. Abstentions will count as a vote “AGAINST” Proposal 4.
If you sign and return your proxy card or voting instruction form without giving specific voting instructions, your shares will be voted as recommended by our Board. If you are a beneficial holder and do not return a voting instruction form, your broker may only vote on the ratification of the appointment of Ham, Langston & Brezina LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 3).
Q: Who will count the votes?
A: Broadridge, an international investor relations company, is assisting us with the voting of proxies for our meeting. Prior to the meeting, Broadridge will provide us with a tabulation of the votes present and the votes cast prior to the meeting. We believe that Broadridge will use procedures that are consistent with Colorado law concerning the voting of shares, the determination of the presence of a quorum and the determination of the outcome of each matter submitted for a vote. In addition, we will appoint a voting inspector at the meeting to count and tabulate any votes cast at the meeting.
Q: Who may attend the virtual meeting?
A: All shareholders as of the Record Date may attend the virtual meeting.
Q: How will voting on any other business be conducted?
A: We do not expect any matters to be presented for a vote at the meeting other than the four matters described in this Proxy Statement. If you grant a proxy, either of the officers named as proxy holders, Justin C. Jacobs and Ian M. Eckert, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the meeting and at any adjournment or postponement that may take place. If, for any unforeseen reason, any one of the nominees is not available as a candidate for Director, the persons named as the proxy holder may vote your proxy for another candidate or other candidates nominated by our Board.
Q: May I propose actions for consideration at next year’s meeting of shareholders?
A: Yes. Please see the section entitled “Shareholder Proposals for the 2027 Annual Meeting” in this Proxy Statement for information concerning making shareholder proposals and director nominations.
Q: Who is paying for this proxy solicitation?
A: We will pay the cost of soliciting the proxies. In addition, our officers, Directors and employees may solicit proxies or votes in person, by telephone or by email. These people will not be paid any additional compensation for these activities. We will send copies of proxy-related materials or additional solicitation materials to brokers, fiduciaries and custodians who will forward these materials to the beneficial owners of our shares. On request, we will reimburse brokers and other persons representing beneficial owners of shares for their reasonable expenses in forwarding these materials to beneficial owners.
Q: How can I find out the results of the voting at the Annual Meeting?
A: Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K that we expect to file with the SEC no later than four business days after the conclusion of the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K on or before the fourth business day after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Shareholder Proposals for the 2027 Annual Meeting
Under SEC Rule 14a-8, if a shareholder wants us to include a proposal in our Proxy Statement and form of proxy for presentation at our 2027 Annual Meeting of Shareholders, the proposal must be received by us at our principal executive offices at 601 State Street, Suite 400, Southlake, Texas 79705 by December 26, 2026 unless the date of our 2027 Annual Meeting of Shareholders is more than 30 days from the anniversary date of our 2026 Annual Meeting of Shareholders, in which case the deadline is a reasonable time before we print and mail our proxy materials for the 2027 Annual Meeting of Shareholders. The proposal should be sent to the attention of the Corporate Secretary of Natural Gas Services Group, Inc. In order to curtail controversy as to the date on which a proposal was received by us, it is suggested that proponents submit their proposals by certified mail-return receipt requested. Such proposals must also meet the other requirements established by the SEC for stockholder proposals.
In addition, pursuant to our Bylaws, a stockholder who intends to nominate a candidate for election to the Board or to propose other business for consideration at the 2026 Annual Meeting of Shareholders must deliver to the Company notice and certain information concerning themselves and their shareholder proposal or director nomination not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting (the “Annual Meeting anniversary date”); provided, however, that, if the Annual Meeting is scheduled to be held on a date more than 30 days before or more than 60 days after the Annual Meeting anniversary date, notice must be delivered to us not later than the close of business on the later of the 120th day prior to the scheduled date of such Annual Meeting and not later than the latest of (i) the 90th day prior to such Annual Meeting, or (ii) the 10th day after public disclosure of the date of such Annual Meeting.
Accordingly, any notice given by or on behalf of a shareholder pursuant to these provisions of our Bylaws (and not pursuant to Rule 14a-8 of the Exchange Act) must be received no earlier than February 10, 2027, and no later than March 12, 2027. Such notice should be addressed to: Natural Gas Services Group, Inc., Corporate Secretary, at 601 State Street, Suite 400, Southlake, Texas 76092.
In addition to satisfying the requirements under our Bylaws set forth above, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that such shareholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than our nominees) to comply with the universal proxy rules, which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than 60 calendar days prior to the anniversary date of the 2027 Annual Meeting (for the 2027 Annual Meeting, no later than April 28, 2027). However, if the date of the 2027 Annual Meeting is changed by more than 30 calendar days from such anniversary date, then notice must be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting and the 10th calendar day following the day on which public announcement of the date of the 2027 Annual Meeting is first made.
With respect to special meetings of the shareholders, the business that may be brought at the meeting will be limited to that stated in the Company’s notice of meeting. In the event we call a special meeting of shareholders for the purpose of electing one or more directors to the Board, any such shareholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified our notice of meeting, if such shareholder delivers a notice that complies with the requirements of our Bylaws to the secretary of the Company at its principal executive offices not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of: (x) the 90th day prior to such special meeting; or (y) the tenth (10th) day following the first date of public disclosure of the date of the special meeting and of the nominees proposed by the Board.

Householding of Proxy Materials
In an effort to reduce printing costs and postage fees, we have adopted a practice called “householding.” Under this practice, shareholders who have the same address and last name and do not participate in email delivery of proxy-related materials will receive only one set of our Proxy Statement, annual report or notice of internet availability of proxy-related materials unless one or more of these people notifies us that he or she wishes to continue to receive individual copies.
If you share an address with another shareholder and receive only one set of proxy-related materials and would like to request a separate copy for this year’s Annual Meeting or for any future meetings, please: (1) call our Investor Relations contact at (432) 262-2700; (2) send an email to ir@ngsgi.com; or (3) mail your request to Natural Gas Services Group, Inc., 601 State Street, Suite 400, Southlake, Texas 76092, Attn: Investor Relations. Similarly, you may also contact us through any of these methods if you receive multiple copies of the materials and would prefer to receive a single copy in the future.
Communications with the Board of Directors
Because of our relatively small size, to date we have not developed formal processes by which shareholders or other interested parties may communicate directly with Directors. Until formal procedures are developed and posted on our website at www.ngsgi.com, any communication to one or more members of our Board of Directors may be made by sending them in care of Investor Relations, Natural Gas Services Group, Inc., 601 State Street, Suite 400, Southlake, Texas 76092. Shareholders should clearly note on the mailing envelope that the letter is a “Shareholder-Board Communication.” All such communications will be forwarded to the intended recipients.
Other Matters
Our Board of Directors does not know of any matters to be presented at the meeting other than the matters set forth herein. If any other business should come before the meeting, the person’s named in the enclosed proxy card will vote such proxy according to their judgment on such matters.
Certifications. We listed our common stock on the NYSE in October 2008. On an annual basis, our Chief Executive Officer submits to the NYSE the annual certifications required by Section 303A.12(a) of the NYSE Listed Company Manual. The certifications of our Principal Executive Officer and Principal Accounting Officer required by the SEC in connection with our Annual Report on Form 10-K for the year ended December 31, 2025, were submitted to the SEC on March 16, 2026, with our Annual Report on Form 10-K.
You may obtain our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, without charge upon written request to Investor Relations at Natural Gas Services Group, Inc., 601 State Street, Suite 400, Southlake, Texas 76092. In addition, the exhibits to the Annual Report on Form 10-K for the fiscal year ended December 31, 2025, may be obtained by any shareholder upon written request to Anna Delgado, Investor Relations.
In addition, we use our website as a channel of distribution for Company information. We make available free of charge on the Investor Relations section of our website at www.ngsgi.com our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. We also make available through our website other reports filed with or furnished to the SEC under the Exchange Act including our Proxy Statements and reports filed by officers and Directors under Section 16(a) of the Exchange Act, as well as our Code Ethics, Corporate Governance Guidelines and the charters to our various Committees of our Board of Directors. We do not intend for information contained in our website to be part of this Proxy Statement.
Company Contact Information
You may contact us as follows:
By mail:            Natural Gas Services Group, Inc.
601 State Street, Suite 400
Southlake, Texas 76092
By telephone:        (432) 262-2700
By email:        IR@ngsgi.com

ANNEXES
The following annexes are provided to supplement Proposal 4, Changing the Company's State of Incorporation:

Annex A
PLAN OF CONVERSION
This Plan of Conversion (this “Plan”) is adopted as of , 2026 and sets forth certain terms of the conversion of NATURAL GAS SERVICES GROUP, INC., a Colorado corporation (the “Colorado Corporation”), to a Texas corporation, pursuant to the terms of the Colorado Revised Statutes of the State of Colorado (as amended, the “CRS”) and the Texas Business Organizations Code, as amended (the “TBOC”).
RECITALS:
A. The Colorado Corporation was incorporated on December 17, 1998.
B. Upon the terms and subject to the conditions set forth in this Plan, and in accordance with Section 7-90-201 of the CRS and Title 1, Chapter 10, Subchapter C of the TBOC, the Colorado Corporation will be converted to NATURAL GAS SERVICES GROUP, INC., a Texas corporation (the “Texas Corporation”).
C. The Board of Directors of the Colorado Corporation (the “Board”) has unanimously (i) determined that the Conversion (as defined below) is advisable and in the best interests of the Colorado Corporation and its stockholders and recommended the approval of the Conversion by the stockholders of the Colorado Corporation and (ii) approved and adopted this Plan, the Conversion and the other documents and transactions contemplated by this Plan, including the Texas Charter, the Texas Bylaws, the Texas Certificate of Conversion and the Colorado Statement of Conversion (as each is defined below).
D. The stockholders of the Colorado Corporation have approved and adopted this Plan, the Conversion and the other documents and transactions contemplated by this Plan, including the Texas Charter, the Texas Bylaws, the Texas Certificate of Conversion and the Colorado Statement of Conversion.
E. In connection with the Conversion, at the Effective Time (as defined below), each share of Common Stock, par value $0.01 per share (the “Colorado Common Stock”), and each share of Preferred Stock, par value $0.01 per share that was not designated a Colorado Series A Preferred Stock (the “Colorado Preferred Stock”), of the Colorado Corporation issued and outstanding (or held in treasury) immediately prior to the Effective Time shall be converted into one share of Common Stock, par value $0.01 per share (the “Texas Common Stock”), and one share of Preferred Stock, par value $0.01 per share (the “Texas Preferred Stock”), of the Texas Corporation, respectively.
F. The mode of carrying out the Conversion into effect shall be as described in this Plan.
ARTICLE I
THE CONVERSION
1.1 Conversion. At the Effective Time, the Colorado Corporation will be converted to the Texas Corporation, pursuant to, and in accordance with, Section 7-90-201 of the CRS and Title 1, Chapter 10, Subchapter C of the TBOC (the “Conversion”), whereupon the Colorado Corporation will continue its existence in the organizational form of the Texas Corporation, which will be subject to the laws of the State of Texas. The Board and the stockholders of the Colorado Corporation have approved and adopted this Plan, the Conversion and the other documents and transactions contemplated by this Plan, including the Texas Charter, the Texas Bylaws, the Texas Certificate of Conversion and the Colorado Certificate of Conversion.
1.2 Statement of Conversion. The Colorado Corporation shall file a statement of conversion in the form attached hereto as Exhibit A (the “Colorado Statement of Conversion”) with the Secretary of State of the State of Colorado (the “Colorado Secretary of State”) and shall file a certificate of conversion in the form attached hereto as Exhibit B (the “Texas Certificate of Conversion”) and the certificate of formation in the form attached hereto as Exhibit C (the “Texas Charter”) and any and all documents required to be filed with the Secretary of State of the State of Texas (the “Texas Secretary of State”) in connection with the Conversion and the Colorado Corporation or the Texas Corporation, as applicable, shall make all other filings or recordings required by the CRS or the TBOC in connection with the Conversion.
1.3 Effective Time. The Conversion will become effective upon the filing of the Colorado Statement of Conversion with the Colorado Secretary of State and the Texas Certificate of Conversion and the Texas Charter with the Texas Secretary of State or at such later time as specified in the Colorado Statement of Conversion and the Texas Certificate of Conversion (the “Effective Time”).

Annex A
ARTICLE II
ORGANIZATION
2.1 Texas Governing Documents. At the Effective Time, the Texas Charter and the bylaws of the Texas Corporation in the form attached hereto as Exhibit D (the “Texas Bylaws” and, together with the Texas Charter, the “Texas Governing Documents”) shall govern the Texas Corporation until amended and/or restated in accordance with the Texas Governing Documents and applicable law.
2.2 Directors and Officers. From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the Colorado Corporation or its stockholders, the members of the Board and the officers of the Colorado Corporation holding their respective offices in the Colorado Corporation existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board and officers of the Texas Corporation.
ARTICLE III
EFFECT OF THE CONVERSION
3.1 Effect of Conversion. At the Effective Time, the effect of the Conversion will be as provided by this Plan and by the applicable provisions of the CRS and the TBOC. Without limitation of the foregoing, for all purposes of the laws of the State of Colorado and the State of Texas, all of the rights, privileges, and powers of the Colorado Corporation, and all property, real, personal, and mixed, and all debts due to the Colorado Corporation, as well as all other things and causes of action belonging to the Colorado Corporation, shall remain vested in the Texas Corporation and shall be the property of the Texas Corporation, and all debts, liabilities, and duties of the Colorado Corporation shall remain attached to the Texas Corporation, and may be enforced against the Texas Corporation to the same extent as if said debts, liabilities, and duties had originally been incurred or contracted by the Texas Corporation.
3.2 Conversion of Shares. At the Effective Time, by virtue of the Conversion and without any further action by the Colorado Corporation or its stockholders, (i) each share of Colorado Common Stock issued and outstanding immediately before the Effective Time shall be converted into one share of Texas Common Stock, and all options, warrants, restricted stock units or other right to receive or acquire a share of Colorado Common Stock shall automatically be converted into an option, warrant, restricted stock unit or other entitlement to receive or acquire Texas Common Stock, and (ii) each share of Colorado Preferred Stock issued and outstanding immediately before the Effective Time shall be converted into one share of Texas Preferred Stock, and all options, warrants, restricted stock units or other right to receive or acquire a Colorado Preferred Stock share shall automatically be converted into an option, warrant, restricted stock unit or other entitlement to receive or acquire a Texas Preferred Stock share.
ARTICLE IV
MISCELLANEOUS
4.1 Abandonment or Amendment. At any time prior to the filing of the Colorado Certificate of Conversion with the Colorado Secretary of State, the Colorado Corporation may abandon the proposed Conversion and terminate this Plan to the extent permitted by law or may amend this Plan.
4.2 Captions. The captions in this Plan are for convenience only and shall not be considered a part, or to affect the construction or interpretation, of any provision of this Plan.
4.3 Tax Reporting. The Conversion is intended to be a “reorganization” for purposes of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Plan is hereby adopted as a “plan of reorganization” for purposes of the Section 368(a)(1)(F) of the Code.
4.4 Governing Law. This Plan shall be governed by, and construed and interpreted in accordance with, the laws of the State of Colorado.

Annex A
IN WITNESS WHEREOF, this Plan has been executed on behalf of the Colorado Corporation by its officer thereunto duly authorized, as of the date first set forth above.
NATURAL GAS SERVICES GROUP, INC.
By:
Name: Justin C. Jacobs
Title: Chief Executive Officer

Annex A
EXHIBIT A
[COLORADO STATEMENT OF CONVERSION]

Annex A
EXHIBIT B
[TEXAS CERTIFICATE OF CONVERSION]

Annex A
EXHIBIT C
[TEXAS CHARTER]

Annex A
EXHIBIT D
[TEXAS BYLAWS]

Annex B
CERTIFICATE OF FORMATION OF
NATURAL GAS SERVICES GROUP, INC.
Natural Gas Services Group, Inc., a corporation organized and existing under the laws of the State of Texas (the “Company”), hereby certifies as follows:
1.Natural Gas Services Group, Inc., a Colorado corporation (the “Colorado Corporation”), with its registered office in the State of Colorado at 1675 Broadway, 28th Floor, Denver, CO 80202, US, was originally incorporated on December 17, 1998.
2.The Colorado Corporation was converted into a corporation incorporated under the laws of the State of Texas under the name “Natural Gas Services Group, Inc.” on [_] ,2026 pursuant to a plan of conversion, under which the Colorado Corporation converted to the Company.
ARTICLE I
The name of the Company is Natural Gas Services Group, Inc. The Company is a for-profit corporation.
ARTICLE II
The address of the Company’s initial registered office in the State of Texas is 211 East 7th Street, Suite 620, Austin, Texas 78701. The name of its initial registered agent at such address is Corporation Service Company (d/b/a CSC-Lawyers Incorporating Service Company). The initial mailing address of the Company is 601 State Street,Suite 400, Southlake, TX 76092.
ARTICLE III
The purpose of the Company is to engage in any lawful act or activity for which corporations may be organized under the Texas Business Organizations Code (“TBOC”), as the same exists or as may hereafter be amended from time to time.
ARTICLE IV
The total number of shares of capital stock the Company has authority to issue is (i) 30,000,000 shares of Common Stock, par value $0.01 per share (“Common Stock”) and (ii) 5,000,000 shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”).
ARTICLE V
A.COMMON STOCK
The terms and provisions of the Common Stock are as follows:
1.    Definitions. For purposes of the Certificate of Formation, the following definitions shall apply:
(a)    “Board of Directors” shall mean the board of directors of the Company.
(b)    “Certificate of Formation” shall mean the certificate of formation of the Company, as the same may be amended or supplemented from time to time.
(c)    Bylaws” shall mean the bylaws of the Company as the same may be amended or supplemented from time to time.
2.    Voting.
(a)    Voting Powers. Each holder of shares of Common Stock shall be entitled to one (1) vote for each share thereof held as of the applicable record date.
(b)    Vote for a Fundamental Business Transaction. The affirmative vote of the holders of a majority of the total voting power represented by the outstanding capital stock of the Company entitled to vote thereon, and without a separate class vote by the Common Stock or Preferred Stock, except as may be required by the TBOC, shall be sufficient to approve, authorize, adopt, or to otherwise cause the Company to take, or affirm the Company’s taking of any “fundamental business transaction” as defined under the TBOC.
(c)    Adjustment in Authorized Common Stock or Preferred Stock. Except as otherwise may be expressly provided by the terms of any series of Preferred Stock, the number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares of Common Stock or Preferred Stock then outstanding, as applicable) by an affirmative vote of the holders of a majority of the total

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voting power represented by the outstanding capital stock of the Company entitled to vote thereon, and without a separate class vote by the Common Stock or Preferred Stock, except as may be required by the TBOC.
3.     Additional Rights.
(a)     Dividends and Distributions. The holders of shares of Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property, or capital stock of the Company) when, as and if declared thereon by the Board of Directors from time to time out of any assets or funds of the Company legally available therefor, and shall share equally on a per share basis in such dividends and distributions
(b)     Dissolution, Liquidation or Winding Up. In the event of any voluntary or involuntary liquidation. dissolution, or winding-up of the Company, after payment or provision for payment of the debts and other liabilities of the Company, and the holders of shares of Common Stock shall be entitled to receive all the remaining assets of the Company available for distribution to its shareholders, ratably in proportion to the number of shares of Common Stock held by them.
B.PREFERRED STOCK
The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any series of Preferred Stock, including, without limitation, authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing. The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Certificate of Formation or the resolution of the Board of Directors originally fixing the number of shares of such series. Except as may be otherwise specified by the terms of any series of Preferred Stock, if the number of shares of any series of Preferred Stock is so decreased, then the Company shall take all such steps as are necessary to cause the shares constituting such decrease to resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.
ARTICLE VI
1.    General Powers. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Company.
2.    Number of Directors; Initial Directors; Term; Election.
(a)    The number of directors that constitute the whole Board of Directors shall be determined in the manner set forth in the Bylaws. The Board of Directors currently consists of seven directors, and the names and addresses of such directors are:
Name      Address
Don Tringali          601 State Street, Suite 400, Southland, TX 76092
Georganne Hodges     601 State Street, Suite 400, Southland, TX 76092
J. Anthony Gallegos, Jr.     601 State Street, Suite 400, Southland, TX 76092
Jean Holley     601 State Street, Suite 400, Southland, TX 76092
Justin Jacobs     601 State Street, Suite 400, Southland, TX 76092
Nigel Jenvey     601 State Street, Suite 400, Southland, TX 76092
[Newly Elected Director]     601 State Street, Suite 400, Southland, TX 76092

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(b)    The directors shall be elected by a majority vote of the shareholders present in person or represented by proxy at the meeting with quorum present and entitled to vote thereon, for one-year terms expiring at the next succeeding annual meeting of shareholders, subject to their earlier death, resignation, or removal.
ARTICLE VII
1.Action by Written Consent of Shareholders. Any action required by the TBOC to be taken at any annual or special meeting of shareholders of the Company, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock representing sixty-five percent (65%) of the outstanding capital stock of the Company entitled to vote thereon.
2.Special Meetings. Except as otherwise may be expressly provided by the terms of any series of Preferred Stock, special meetings of shareholders of the Company may be called only by the Board of Directors, the chairperson of the Board of Directors, the chief executive officer or the president (in the absence of a chief executive officer) or by the holders of not less than twenty percent (20%) of the Company’s then outstanding shares of capital stock entitled to vote at such special meeting.
3.Advance Notice of Shareholder Business. Advance notice of shareholder nominations for the election of directors and of business to be brought by shareholders before any meeting of the shareholders of the Company shall be given in the manner provided in the Bylaws.
4.No Cumulative Voting. No shareholder will be permitted to cumulate votes at any election of directors.
ARTICLE VIII
To the fullest extent permitted by the TBOC, as the same exists or as may hereafter be amended from time to time, no director or officer of the Company shall be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. If the TBOC is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Company shall be eliminated or limited to the fullest extent permitted by the TBOC, as so amended.
Neither any amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Formation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim accruing or arising or that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.
ARTICLE IX
To the fullest extent permitted by the TBOC, as it presently exists or may hereafter be amended from time to time, the Company is also authorized to provide indemnification of (and advancement of expenses to) its directors, officers, employees and agents of the Company (and any other persons to which the TBOC permits the Company to provide indemnification) through provisions in the Bylaws, agreements with such directors, officers, employees, agents or other persons, the vote of shareholders or disinterested directors or otherwise
A right to indemnification or to advancement of expenses arising under a provision of this Certificate of Formation or the Bylaws shall not be eliminated or impaired by an amendment to this Certificate of Formation or the Bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.
ARTICLE X
The Company elects not to be governed by Section 21.606 of the TBOC.
ARTICLE XI
1.Except as provided in Article VIII and Article IX above, the Company reserves the right to amend, alter, change or repeal any provision contained in the Certificate of Formation by the affirmative vote of the holders of a majority of the total voting power represented by the outstanding capital stock of the Company entitled to vote thereon, and all rights conferred upon shareholders herein are granted subject to this reservation.

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2.     Notwithstanding any provision of the Certificate of Formation, the Bylaws or any provision of law that might otherwise permit a lesser vote, the affirmative vote of a majority of the voting power of the outstanding capital stock of the Company entitled to vote thereon, voting together as a single class, shall be required for the shareholders of the Company to amend, alter, change or repeal any provision of the Bylaws, provided however, that the affirmative vote of at least sixty-six and two-thirds (66 2/3%) of voting power of the outstanding capital stock of the Company entitled to vote thereon, voting together as a single class, shall be required for the shareholders of the Company to alter, amend or repeal, or adopt any bylaw inconsistent Article V of the Bylaws (including, without limitation, any such article or section as renumbered as a result of any amendment, alteration, change, repeal, or adoption of any other bylaw).
ARTICLE XII
This document becomes effective when the document is accepted and filed by the secretary of state.

IN WITNESS WHEREOF, Natural Gas Services Group, Inc., has caused this Certificate of Formation to be signed by its duly authorized officer on ___, 2026.

By:
Name: Justin C. Jacobs
Title: Authorized Officer

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BYLAWS OF
NATURAL GAS SERVICES GROUP, INC.
Adopted [___], 2026
Table of Contents

ARTICLE I -	MEETINGS OF SHAREHOLDERS	4
1.1	Place of Meetings	4
1.2	Annual Meeting	4
1.3	Special Meeting	4
1.4	Advance Notice Procedures	4
1.5	Notice of Shareholders’ Meetings	8
1.6	Quorum	8
1.7	Adjourned Meeting; Notice	9
1.8	Conduct of Business	9
1.9	Voting	9
1.10	Shareholder Action by Written Consent Without a Meeting	9
1.11	Record Dates	10
1.12	Proxies	11
1.13	List of Shareholders Entitled to Vote	11
ARTICLE II -	DIRECTORS	11
2.1	Powers	11
2.2	Number of Directors	11
2.3	Election, Qualification and Term of Office of Directors	11
2.4	Resignation and Vacancies	12
2.5	Place of Meetings; Meetings by Telephone	12
26	Conduct of Business	12
2.7	Regular Meetings	12
2.8	Special Meetings; Notice	12
2.9	Quorum; Voting	12
2.10	Board Action by Written Consent Without a Meeting	13
2.11	Fees and Compensation of Directors	13
2.12	Removal of Directors	13
ARTICLE III -	COMMITTEES	13

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3.1	Committees of Directors	13
3.2	Committee Minutes	14
3.3	Meetings and Actions of Committees	14
3.4	Subcommittees	14
ARTICLE IV -	OFFICERS	14
4.1	Officers	14
4.2	Appointment of Officers	14
4.3	Subordinate Officers	14
4.4	Removal and Resignation of Officers	15
4.5	Vacancies in Offices	15
4.6	Representation of Securities of Other Corporations or Entities	15
4.7	Authority and Duties of Officers	15
ARTICLE V -	INDEMNIFICATION	15
5.1	Indemnification of Directors and Officers in Third Party Proceedings	15
5.2	Indemnification of Directors and Officers in Actions by or in the Right of the Company	15
5.3	Successful Defense	16
5.4	Indemnification of Others	16
5.5	Advanced Payment of Expenses	16
5.6	Limitation on Indemnification	16
5.7	Determination; Claim	16
5.8	Non-Exclusivity of Rights	17
5.9	Insurance	17
5.10	Survival	17
5.11	Effect of Repeal or Modification	17
5.12	Certain Definitions	17
ARTICLE VI -	STOCK	17
6.1	Stock Certificates; No Partly Paid Shares	17
6.2	Special Designation on Certificates	17
6.3	Lost Certificates	18
6.4	Dividends	18
6.5	Stock Transfer Agreements	18
6.6	Registered Shareholders	18

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6.7	Transfers	18
ARTICLE VII -	MANNER OF GIVING NOTICE AND WAIVER	18
7.1	Notice of Shareholders Meetings	18
7.2	Waiver of Notice	18
ARTICLE VIII -	GENERAL MATTERS	19
8.1	Fiscal Year	19
8.2	Seal	19
8.3	Annual Report	19
8.4	Construction; Definitions	19
8.5	Election To Be Governed by Section 21.419 of the TBOC	19
8.6	Forum Selection	19
8.7	Jury Trial Waiver	19
ARTICLE IX -	AMENDMENTS	20

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ARTICLE I - MEETINGS OF SHAREHOLDERS
1.1 Place of Meetings. Meetings of shareholders of Natural Gas Services Group, Inc. (the “Company”) shall be held at any place, within or outside the State of Texas, determined by the Company’s board of directors (the “Board”). The Board may, in its sole discretion, determine that a meeting of shareholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 6.002(a) of the Texas Business Organizations Code (the “TBOC”). In the absence of any such designation or determination, shareholder meetings shall be held at the Company’s principal executive office. To the extent permitted by the TBOC, the Board may postpone or reschedule any previously scheduled meeting of shareholders at any time, before or after the notice for such meeting has been given to the shareholders.
1.2 Annual Meeting. Unless directors are elected by written consent in lieu of an annual meeting, an annual meeting of shareholders shall be held for the election of directors and for the transaction of such other business as may properly come before the meeting, at such date and time as may be designated by resolution of the Board from time to time.
1.3 Special Meeting. Special meetings of shareholders of the Company may be called only in the manner set forth in the Company’s certificate of formation.
If a special meeting of the shareholders has been called, the Company shall cause notice to be given to the shareholders entitled to vote at such meeting, in accordance with these bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting. The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the special meeting pursuant to the notice of a special meeting. Nothing contained in this Section 1.3 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the Board may be held.
1.4 Advance Notice Procedures.
(i) Annual Meetings of Shareholders.
(a) Nominations of persons for election to the Board or the proposal of other business to be transacted by the shareholders at an annual meeting of shareholders may be made only (1) pursuant to the Company’s notice of meeting (or any supplement thereto); (2) by or at the direction of the Board; (3) as may be provided in the certificate of designations for any class or series of Preferred Stock; or (4) by any shareholder of the Company who (A) is a shareholder of record at the time of giving of the notice contemplated by Section 1.4(i)(b); (B) is a shareholder of record on the record date for the determination of shareholders entitled to notice of the annual meeting; (C) is a shareholder of record on the record date for the determination of shareholders entitled to vote at the annual meeting (if such date is different from the record date for determining shareholders entitled to notice of the meeting); (D) is a shareholder of record at the time of the annual meeting; and (E) complies with the procedures set forth in this Section 1.4(i).
(b) For nominations or other business to be properly brought before an annual meeting of shareholders by a shareholder pursuant to clause (4) of Section 1.4(i)(a), the shareholder must have given timely notice in writing to the secretary and any such nomination or proposed business must constitute a proper matter for shareholder action. To be timely, a shareholder’s notice must be received by the secretary at the principal executive offices of the Company no earlier than 8:00 a.m., local time, on the 120th day and no later than 5:00 p.m., local time, on the 90th day prior to the day of the first anniversary of the preceding year’s annual meeting of shareholders. However, if no annual meeting of shareholders was held in the preceding year, or if the date of the applicable annual meeting has been changed by more than 25 days from the first anniversary of the preceding year’s annual meeting, then to be timely such notice must be received by the secretary at the principal executive offices of the Company no earlier than 8:00 a.m., local time, on the 120th day prior to the day of the annual meeting and no later than 5:00 p.m., local time, on the 10th day following the day on which Official Notice of the date of the annual meeting was first given by the Company. In no event will the adjournment, rescheduling or postponement of any annual meeting, or any announcement thereof, commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. If the number of directors to be elected to the Board is increased and there is no Official Notice naming all of the nominees for director or specifying the size of the increased Board at least 10 days before the last day that a shareholder may deliver a notice of nomination pursuant to the foregoing provisions, then a shareholder’s notice required by this Section 1.4(i)(b) will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the secretary at the principal executive offices of the Company no later than 5:00 p.m., local time, on the 10th day following the day on which such Official Notice is first given. “Official Notice” means disclosure in a

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press release or by notice in writing or electronic transmission disseminated by or at the direction of the Company to all shareholders entitled to notice of shareholder meetings.
(c) A shareholder’s notice to the secretary must set forth:
(1) as to each person whom the shareholder proposes to nominate for election as a director:
a) such person’s name, age, business address, residence address and principal occupation or employment; the class and number of shares of the corporation that are held of record or are beneficially owned by such person and a description of any Derivative Instruments (defined below) held or beneficially owned thereby or of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of such person; and all information relating to such person that would be required to be disclosed in solicitations of proxies for the contested election of directors of publicly traded corporations, or otherwise would be required, in each case pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), if the Company were publicly traded;
b) such person’s written consent to being named in such shareholder’s proxy statement as a nominee of such shareholder and to serving as a director of the Company if elected;
c) a reasonably detailed description of any direct or indirect compensatory, payment, indemnification or other financial agreement, arrangement or understanding that such person has, or has had within the past three years, with any person or entity other than the Company (including the amount of any payment or payments received or receivable thereunder), in each case in connection with candidacy or service as a director of the Company (a “Third-Party Compensation Arrangement”); and
d) a description of any other material relationships between such person and such person’s respective affiliates and associates, or others acting in concert with them, on the one hand, and such shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, and their respective affiliates and associates, or others acting in concert with them, on the other hand;
(2) as to any other business that the shareholder proposes to bring before the annual meeting:
a) a brief description of the business desired to be brought before the annual meeting;
b) the text of the proposal or business (including the text of any resolutions proposed for consideration and, if applicable, the text of any proposed amendment to these bylaws or the Company’s certificate of formation);
c) the reasons for conducting such business at the annual meeting;
d) any material interest in such business of such shareholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made, and their respective affiliates and associates, or others acting in concert with them; and
e) a description of all agreements, arrangements and understandings between such shareholder and the beneficial owner, if any, on whose behalf the proposal is made, and their respective affiliates or associates or others acting in concert with them, and any other person or persons (including their names) in connection with the proposal of such business by such shareholder; and
(3) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:
a) the name and address of such shareholder (as they appear on the Company’s books), of such beneficial owner and of their respective affiliates or associates or others acting in concert with them;
b) for each class or series, the number of shares of stock of the Company that are, directly or indirectly, held of record or are beneficially owned by such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them;
c) a description of any agreement, arrangement or understanding between such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert with

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them, and any other person or persons (including, in each case, their names) in connection with the proposal of such nomination or other business;
d) a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, with respect to the Company’s securities (any of the foregoing, a “Derivative Instrument”), or any other agreement, arrangement or understanding that has been made the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for or increase or decrease the voting power of such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, with respect to the Company’s securities;
e) any rights to dividends on the Company’s securities owned beneficially by such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, that are separated or separable from the underlying security;
f) any proportionate interest in the Company’s securities or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership;
g) any performance-related fees (other than an asset-based fee) that such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them is entitled to based on any increase or decrease in the value of the Company’s securities or Derivative Instruments, including, without limitation, any such interests held by members of the immediate family of such persons sharing the same household;
h) any significant equity interests or any Derivative Instruments in any principal competitor of the Company that are held by such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them; any direct or indirect interest of such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, in any contract with the Company, any affiliate of the Company or any principal competitor of the Company (in each case, including any employment agreement, collective bargaining agreement or consulting agreement);
i) a representation and undertaking that the shareholder is a holder of record of stock of the Company as of the date of submission of the shareholder’s notice and intends to appear in person or by proxy at the meeting to bring such nomination or other business before the meeting;
j) a representation and undertaking that such shareholder or any such beneficial owner intends, or is part of a group that intends, to (x) deliver a proxy statement or other proxy solicitation material or form of proxy to holders of at least the percentage of the voting power of the Company’s then-outstanding stock required to approve or adopt the proposal or to elect each such nominee; or (y) otherwise solicit proxies from shareholders in support of such proposal or nomination;
k) any other information relating to such shareholder, such beneficial owner, or their respective affiliates or associates or others acting in concert with them, or director nominee or proposed business that, in each case, would be required to be disclosed in a proxy statement or other filing that would be required to be made in connection with the solicitation of proxies in support of such nominee (in a contested election of directors) or proposal pursuant to Section 14 of the 1934 Act if the Company were publicly traded; and
l) such other information relating to any proposed item of business as the Company may reasonably require to determine whether such proposed item of business is a proper matter for shareholder action.
(d) In addition to the requirements of this Section 1.4, to be timely, a shareholder’s notice (and any additional information submitted to the Company in connection therewith) must further be updated and supplemented, if necessary, (1) so that the information provided or required to be provided in such notice is true and correct as of the record date(s) for determining the shareholders entitled to notice of, and to vote at, the meeting and as of the date that is 10 business days prior to the meeting or any adjournment, rescheduling or postponement thereof and (2) to provide any additional information that the Company may reasonably request. Such update and supplement or additional information, if applicable, must be received by the secretary at the principal executive offices of the Company, in the case of a request for additional information, promptly following

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a request therefor, which response must be delivered not later than such reasonable time as is specified in any such request from the corporation or, in the case of an update or supplement of any information, not later than five business days after the record date(s) for the meeting (in the case of any update and supplement required to be made as of the record date(s)), and not later than eight business days prior to the date for the meeting or any adjournment, rescheduling or postponement thereof (in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment, rescheduling or postponement thereof). The failure to timely provide such update, supplement or additional information shall result in the nomination or proposal no longer being eligible for consideration at the meeting.
(ii) Special Meetings of Shareholders. Except to the extent required by the TBOC, and subject to Section 1.3, special meetings of shareholders may be called only in accordance with the Company’s certificate of formation and these bylaws. Only such business will be conducted at a special meeting of shareholders as has been brought before the special meeting pursuant to the Company’s notice of meeting. If the election of directors is included as business to be brought before a special meeting in the Company’s notice of meeting, then nominations of persons for election to the Board at such special meeting may be made by any shareholder who (i) is a shareholder of record at the time of giving of the notice contemplated by this Section 1.4(ii); (ii) is a shareholder of record on the record date for the determination of shareholders entitled to notice of the special meeting; (iii) is a shareholder of record on the record date for the determination of shareholders entitled to vote at the special meeting; (iv) is a shareholder of record at the time of the special meeting; and (v) complies with the procedures set forth in this Section 1.4(ii). For nominations to be properly brought by a shareholder before a special meeting pursuant to this Section 1.4(ii), the shareholder’s notice must be received by the secretary at the principal executive offices of the Company no earlier than 8:00 a.m., local time, on the 120th day prior to the day of the special meeting and no later than 5:00 p.m., local time, on the 10th day following the day on which Official Notice of the date of the special meeting was first given. In no event will any adjournment, rescheduling or postponement of a special meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a shareholder’s notice. A shareholder’s notice to the Secretary must comply with the applicable notice requirements of Section 1.4(a)(iii).
(iii)Other Requirements.
(a) To be eligible to be a nominee by any shareholder for election as a director of the Company at a meeting of shareholders, the proposed nominee must provide to the secretary, in accordance with the applicable time periods prescribed for delivery of notice under Section 1.4(i)(b) or Section 1.4(i):
(1) a signed and completed written questionnaire (in the form provided by the secretary at the written request of the nominating shareholder, which form will be provided by the secretary within 10 days of receiving such request) containing information regarding such nominee’s background and qualifications and such other information as may reasonably be required by the Company to determine the eligibility of such nominee to serve as a director of the Company or to serve as an independent director of the Company;
(2) a written representation and undertaking that, unless previously disclosed to the Company, such nominee is not, and will not become, a party to any voting agreement, arrangement, commitment, assurance or understanding with any person or entity as to how such nominee, if elected as a director, will vote on any issue;
(3) a written representation and undertaking that, unless previously disclosed to the Company, such nominee is not, and will not become, a party to any Third-Party Compensation Arrangement;
(4) a written representation and undertaking that, if elected as a director, such nominee would be in compliance, and will continue to comply, with the Company’s corporate governance guidelines as disclosed on the Company’s website, as amended from time to time; and
(5) a written representation and undertaking that such nominee, if elected, intends to serve a full term on the Board.
(b) At the request of the Board, any person nominated by the Board for election as a director must furnish to the secretary the information that is required to be set forth in a shareholder’s notice of nomination that pertains to such nominee.
(c) No person will be eligible to be nominated by a shareholder for election as a director of the Company unless nominated in accordance with the procedures set forth in this Section 1.4. No business proposed by a shareholder will be conducted at a shareholder meeting except in accordance with this Section 1.4.

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(d) The chairperson of the applicable meeting of shareholders will, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws or that business was not properly brought before the meeting. If the chairperson of the meeting should so determine, then the chairperson of the meeting will so declare to the meeting and the defective nomination will be disregarded or such business will not be transacted, as the case may be.
(e) Notwithstanding anything to the contrary in this Section 1.4, unless otherwise required by law, if the shareholder (or a qualified representative of the shareholder) does not appear in person at the meeting to present a nomination or other proposed business, such nomination will be disregarded or such proposed business will not be transacted, as the case may be, notwithstanding that proxies in respect of such nomination or business may have been received by the Company and counted for purposes of determining a quorum. For purposes of this Section 1.4, (1) to be considered a qualified representative of the shareholder, a person must be a duly authorized officer, manager or partner of such shareholder or must be authorized by a writing executed by such shareholder or an electronic transmission delivered by such shareholder to act for such shareholder as proxy at the meeting, and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting and (2) “principal executive offices” shall mean the address for the Company’s principal executive offices as set forth on the cover page of its most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission, as such address may be updated by any subsequent report filed with the U.S. Securities and Exchange Commission or other public announcement by the Company.
(f) Without limiting this Section 1.4, a shareholder must also comply with all applicable requirements of the 1934 Act with respect to the matters set forth in this Section 1.4, it being understood that (1) any references in these bylaws to the 1934 Act are not intended to, and will not, limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 1.4; and (2) compliance with clause (4) of Section 1.4(i)(a) and with Section 1.4(ii) are the exclusive means for a shareholder to make nominations or submit other business (other than as provided in Section 1.4(iii)(g)).
(g) Notwithstanding anything to the contrary in this Section 1.4, the notice requirements set forth in these bylaws with respect to the proposal of any business (other than nominations) pursuant to this Section 1.4 will be deemed to be satisfied by a shareholder if (1) such shareholder has submitted a proposal to the Company in compliance with Rule 14a-8 under the 1934 Act; and (2) such shareholder’s proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for the meeting of shareholders. Subject to Rule 14a-8 and other applicable rules and regulations under the 1934 Act, nothing in these bylaws will be construed to permit any shareholder, or give any shareholder the right, to include or have disseminated or described in the Company’s proxy statement any nomination of a director or any other business proposal.
1.5 Notice of Shareholders’ Meetings. Whenever shareholders are required or permitted to take any action at a meeting, a notice of the meeting in the form of a writing or electronic transmission shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the shareholders entitled to vote at the meeting, if such date is different from the record date for determining shareholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the TBOC, the certificate of formation or these bylaws, the notice of any meeting of shareholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each shareholder entitled to vote at such meeting as of the record date for determining the shareholders entitled to notice of the meeting.
Notwithstanding the preceding paragraph, notice of a shareholder meeting regarding a “fundamental business transaction” (as defined in Section 1.002 of the TBOC) must be given to each shareholder of the Company not later than 21 days prior to such meeting, regardless of whether the shareholder is entitled to vote on the matter, in accordance with the TBOC.
1.6 Quorum. Except as otherwise provided by law, the certificate of formation or these bylaws, at each meeting of shareholders the presence in person or by proxy of the holders of shares of stock having a majority of the voting power which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise provided by law, the certificate of formation or these bylaws.

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If, however, such quorum is not present or represented at any meeting of the shareholders, then either (i) the chairperson of the meeting, or (ii) the shareholders entitled to vote at the meeting, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, in accordance with Section 1.7 of these bylaws, until a quorum is present or represented.
1.7 Adjourned Meeting; Notice. Any meeting of shareholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting; provided, however, if the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. If after the adjournment a new record date for shareholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 6.101 of the TBOC and Section 1.11 of these bylaws, and shall give notice of the adjourned meeting to each shareholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.
1.8 Conduct of Business. Meetings of shareholders shall be presided over by a chairperson designated by the Board, or in the absence of such designation by the Chairperson of the Board, if any, or in his or her absence by the Vice Chairperson of the Board, if any, or in the absence of the foregoing persons by the Chief Executive Officer, or in the absence of the foregoing persons by the President, or in the absence of the foregoing persons by a Vice President, or in the absence of the foregoing persons by a chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting. The chairperson of any meeting of shareholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business, and shall have the power to adjourn the meeting to another place, if any, date or time, whether or not a quorum is present.
1.9 Voting. The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 1.11 of these bylaws, subject to Sections 6.251 and 6.252 (relating to voting trusts and other voting agreements) and Subchapter D of Chapter 6 (relating to voting of ownership interests) of the TBOC.
Each shareholder entitled to vote at any meeting of shareholders shall be entitled to the number of votes per share for each share of capital stock held by such shareholder as of the applicable record date which has voting power upon the matter in question as set forth in the certificate of formation. Voting at meetings of shareholders need not be by written ballot and, unless otherwise required by law, need not be conducted by inspectors of election unless so determined by the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote thereon which are present in person or by proxy at such meeting. If authorized by the Board, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the shareholder or proxy holder.
Except as otherwise required by law, the certificate of formation or these bylaws, and subject to the rights, if any, of the holders of Preferred Stock, in all matters other than the election of directors, at a meeting where a quorum is present, where the number of shares that vote for the subject matter exceeds the number of shares that vote against the subject matter, without a separate class vote by the Common Stock or Preferred Stock, except as may be required by the TBOC, such vote shall be sufficient to approve, authorize, adopt, or to otherwise cause the Company to take, or affirm the Company’s taking of, any action. Except as otherwise required by law, the certificate of formation or these bylaws, directors shall be elected in the manner set forth in the certificate of formation. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors and a “fundamental business transaction” as defined under the TBOC, the affirmative vote of the majority of the voting power of the shares of such class or series or classes or series present in person or represented by proxy at the meeting with quorum and entitled to vote on the subject matter shall be the act of such class or series or classes or series, except as otherwise provided by law, the certificate of formation or these bylaws.
1.10 Shareholder Action by Written Consent Without a Meeting. Any action required by the TBOC to be taken at any annual or special meeting of shareholders of the Company, or any action which may be taken at any

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annual or special meeting of such shareholders, may be taken by a written consent of the shareholders in the manner set forth in the certificate of formation.
No written consent shall be effective to take the corporate action referred to therein unless written consents signed by a sufficient number of holders to take action are delivered to the Company in the manner required by Sections 6.201 and 6.202 of the TBOC within 60 days of the first date on which a written consent is so delivered to the Company. Any person executing a consent may provide, whether through instruction to an agent or otherwise, that such a consent will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made, if evidence of such instruction or provision is provided to the Company. Unless otherwise provided, any such consent shall be revocable prior to its becoming effective.
An electronic transmission consenting to an action to be taken and transmitted by a shareholder or proxy holder, or by a person or persons authorized to act for a shareholder or proxy holder, shall be deemed to be written and signed for purposes of this Section 1.10, provided that any such electronic transmission sets forth or is delivered with information from which the Company can determine (i) that the electronic transmission was transmitted by the shareholder or proxy holder or by a person or persons authorized to act for the shareholder or proxy holder and (ii) the date on which such shareholder or proxy holder or authorized person or persons transmitted such electronic transmission.
A consent given by electronic transmission is delivered to the Company upon the earliest of (i) when the consent enters an information processing system, if any, designated by the Company for receiving consents, so long as the electronic transmission is in a form capable of being processed by that system and the Company is able to retrieve that electronic transmission; (ii) when a paper reproduction of the consent is delivered to the Company’s principal place of business or an officer or agent of the Company having custody of the book in which proceedings of meetings of shareholders are recorded; (iii) when a paper reproduction of the consent is delivered to the Company’s registered office in the State of Texas by hand or by certified or registered mail, return receipt requested; or (iv) when delivered in such other manner, if any, provided by resolution of the Board. A consent given by electronic transmission is delivered under this Section 1.10 even if no person is aware of its receipt. Receipt of an electronic acknowledgement from an information processing system establishes that a consent given by electronic transmission was received but, by itself, does not establish that the content sent corresponds to the content received.
In the event that the Board shall have instructed the officers of the Company to solicit the vote or written consent of the shareholders of the Company, an electronic transmission of a shareholder written consent given pursuant to such solicitation, to be effective, must be delivered by electronic mail or facsimile telecommunications to the Secretary, the Chief Executive Officer or the President of the Company or to a person designated by the Company for receiving such consent, or delivered to an information processing system designated by the Company for receiving such consent.
Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Company as provided in Sections 6.201 or 6.202 of the TBOC. In the event that the action which is consented to is such as would have required the filing of a certificate under any provision of the TBOC, if such action had been voted on by shareholders at a meeting thereof, the certificate filed under such provision shall state, in lieu of any statement required by such provision concerning any vote of shareholders, that written consent has been given in accordance with Sections 6.201 or 6.202 of the TBOC.
For the avoidance of doubt, the provisions of Section 1.4 concerning advance notice of shareholder business or the nomination or election of directors shall not apply to any action by shareholder written consent.
1.11 Record Dates. In order that the Company may determine the shareholders entitled to notice of any meeting of shareholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the shareholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.
If no record date is fixed by the Board, the record date for determining shareholders entitled to notice of and to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on

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which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.
A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of shareholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for shareholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of shareholders entitled to vote in accordance with the provisions of Section 6.101 of the TBOC and this Section 1.11 at the adjourned meeting.
In order that the Company may determine the shareholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company in accordance with applicable law. If no record date has been fixed by the Board and prior action by the Board is required by law, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.
In order that the Company may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
1.12 Proxies. Each shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such shareholder by proxy authorized by a document or by an electronic transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after eleven (11) months from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Sections 21.368, 21.369 and 21.370 of the TBOC.
1.13 List of Shareholders Entitled to Vote. Not later than the eleventh (11th) day before the date of each meeting of the shareholders of the Company, an officer or agent having charge of the Company’s stock transfer records shall prepare an alphabetical list of the shareholders entitled to vote at such meeting or any adjournment or postponement thereof showing the address and the type and number of shares held by each shareholder. Such list shall be kept on file at the registered office or the principal executive office of the Company and shall be subject to inspection by any shareholder at any time during regular business hours for a period of at least ten (10) days prior to such meeting. Alternatively, the list of shareholders may be kept on a reasonably accessible electronic network, if the information required to gain access to the list is provided with the notice of the meeting. In the event that the corporation determines to make the list available on an electronic network, the Company may take reasonable steps to ensure that such information is available only to shareholders of the corporation. The original share transfer records shall be prima facie evidence as to (a) the identity of the shareholders entitled to vote at any meeting of shareholders and the number of shares held by each of them and (b) the identity of the shareholders entitled by this Section 1.13 to examine the list required by this Section 1.13.
ARTICLE II - DIRECTORS
2.1 Powers. The business and affairs of the Company shall be managed by or under the direction of the Board, except as may be otherwise provided in the TBOC or the certificate of formation.
2.2 Number of Directors. The Board shall consist of one or more members, each of whom shall be a natural person. The number of directors shall be determined from time to time by resolution of the Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.
2.3 Election, Qualification and Term of Office of Directors. Except as provided in Section 2.4 of these bylaws, and subject to Sections 1.2 and 1.10 of these bylaws, directors shall be elected at each annual meeting of

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shareholders. Directors need not be shareholders unless so required by the certificate of formation or these bylaws. The certificate of formation or these bylaws may prescribe other qualifications for directors. Each director shall hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.
2.4 Resignation and Vacancies. Any director may resign at any time upon notice given in writing or by electronic transmission to the Company. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the certificate of formation or these bylaws, when one or more directors resign from the Board, effective at a future date, a majority of the directors then in office, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.
Unless otherwise provided in the certificate of formation, these bylaws or by the TBOC and subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board shall be filled by a majority vote of the directors then in office, even if the remaining directors constitute less than a quorum of the Board, or by election at an annual or special meeting of shareholders called for that purpose.
If at any time, by reason of death or resignation or other cause, the Company should have no directors in office, then any officer or any shareholder or an executor, administrator, trustee or guardian of a shareholder, or other fiduciary entrusted with like responsibility for the person or estate of a shareholder, may call a special meeting of shareholders in accordance with the provisions of the certificate of formation or these bylaws.
A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal.
Except as otherwise provided by the TBOC, during a period between two successive annual meetings of shareholders, the Board may not fill more than two vacancies created by an increase in the number of directors.
2.5 Place of Meetings; Meetings by Telephone. The Board may hold meetings, both regular and special, either within or outside the State of Texas.
Unless otherwise restricted by the certificate of formation or these bylaws, members of the Board, or any committee designated by the Board or any subcommittee, may participate in a meeting of the Board, or any such committee or subcommittee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.
2.6 Conduct of Business. Meetings of the Board shall be presided over by the Chairperson of the Board, if any, or in his or her absence by the Vice Chairperson of the Board, if any, or in the absence of the foregoing persons by a chairperson designated by the Board, or in the absence of such designation by a chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.
2.7 Regular Meetings. Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.
2.8 Special Meetings; Notice. Special meetings of the Board for any purpose or purposes may be called at any time by the Chairperson of the Board, the Chief Executive Officer, the President, the Secretary or any two directors.
Notice of the time and place of special meetings shall be:
(i) delivered personally by hand, by courier or by telephone;
(ii) sent by United States first-class mail, postage prepaid; or
(iii) given by electronic transmission, directed to each director at that director’s address or telephone number, or by means of electronic transmission, as the case may be, as shown on the Company’s records.
If the notice is delivered personally by hand, by courier, or by telephone, or given by means of electronic transmission, it shall be delivered, sent or otherwise directed to each director, as applicable, at least 24 hours

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before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Company’s principal executive office) nor the purpose of the meeting, to the fullest extent permitted by applicable law.
2.9 Quorum; Voting. At all meetings of the Board, the presence of at least a majority of the total authorized directorships shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
The affirmative vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the certificate of formation or these bylaws.
If the certificate of formation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.
2.10 Board Action by Written Consent Without a Meeting. Unless otherwise restricted by the certificate of formation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee or subcommittee thereof, may be taken without a meeting if all members of the Board or committee or subcommittee, as the case may be, consent thereto in writing or by electronic transmission. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given for purposes of this Section 2.10 at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board, or the committee or subcommittee thereof, in the same paper or electronic form as the minutes are maintained.
2.11 Fees and Compensation of Directors. Unless otherwise restricted by the certificate of formation or these bylaws, the Board shall have the authority to fix the compensation of directors.
2.12 Removal of Directors. Subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, any director or the entire Board may be removed, with or without cause, by the holders of a majority of the voting power of the shares then entitled to vote at an election of directors.
No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.
ARTICLE III - COMMITTEES
3.1 Committees of Directors. The Board may designate one or more committees, each committee to consist of one or more of the directors of the Company. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) amend the certificate of formation, except to (x) establish series of shares, (y) increase or decrease the number of shares in a series or (z) eliminate a series of shares as authorized by Section 21.155 of the TBOC, (ii) propose a reduction of stated capital under Sections 21.253 and 21.254 of the TBOC, (iii) approve a plan of merger, share exchange, or conversion of the corporation, (iv) recommend to shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation not made in the usual and regular course of its business, (v) recommend to the shareholders a voluntary winding up and termination or a revocation of a voluntary winding up and termination, (vi) amend, alter, or repeal the bylaws or adopt new bylaws, (vii) fill vacancies on the Board, (viii) fill vacancies on or designate alternate members of a committee of the Board, (ix) fill a vacancy to be filled because of an increase in the number of directors, (x) elect or remove officers of the corporation or members or alternate members of a

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committee of the Board, (xi) set the compensation of the members or alternate members of a committee of the Board or (xii) alter or repeal a resolution of the Board that states that it may not be amended or repealed by a committee of the Board.
3.2 Committee Minutes. Each committee and subcommittee shall keep regular minutes of its meetings and report the same to the Board, or the committee, when required.
3.3 Meetings and Actions of Committees. A majority of the directors then serving on a committee or subcommittee shall constitute a quorum for the transaction of business by the committee or subcommittee, unless the certificate of formation, these bylaws, a resolution of the Board or a resolution of a committee that created the subcommittee requires a greater or lesser number, provided that in no case shall a quorum be less than 1/3 of the directors then serving on the committee or subcommittee. The vote of the majority of the members of a committee or subcommittee present at a meeting at which a quorum is present shall be the act of the committee or subcommittee, unless the certificate of formation, these bylaws, a resolution of the Board or a resolution of a committee that created the subcommittee requires a greater number. Meetings and actions of committees and subcommittees shall otherwise be governed by, and held and taken in accordance with, the provisions of:
(i) Section 2.5 (Place of Meetings; Meetings by Telephone);
(ii) Section 2.7 (Regular Meetings);
(iii) Section 2.8 (Special Meetings; Notice);
(iv) Section 2.9 (Quorum; Voting);
(v) Section 2.10 (Board Action by Written Consent Without a Meeting); and
(vi) Section 7.2 (Waiver of Notice)
with such changes in the context of those bylaws as are necessary to substitute the committee or subcommittee and its members for the Board and its members. However:
(i) the time and place of regular meetings of committees and subcommittees may be determined either by resolution of the Board or by resolution of the committee or subcommittee;
(ii) special meetings of committees and subcommittees may also be called by resolution of the Board or the committee or subcommittee; and
(iii) notice of special meetings of committees and subcommittees shall also be given to all alternate members, as applicable, who shall have the right to attend all meetings of the committee or subcommittee. The Board, or, in the absence of any such action by the Board, the committee or subcommittee, may adopt rules for the government of any committee or subcommittee not inconsistent with the provisions of these bylaws.
Any provision in the certificate of formation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the certificate of formation or these bylaws.
3.4 Subcommittees. Unless otherwise provided in the certificate of formation, these bylaws or the resolutions of the Board designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.
ARTICLE IV - OFFICERS
4.1 Officers. The officers of the Company shall be a Chief Executive Officer and a Secretary. The Company may also have, at the discretion of the Board, a Chairperson of the Board, a Vice Chairperson of the Board, one or more Vice Presidents, a Chief Financial Officer, Chief Operating Officer, a Treasurer, one or more Assistant Treasurers, one or more Assistant Secretaries and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.
4.2 Appointment of Officers. The Board shall appoint the officers of the Company, except such officers as may be appointed in accordance with the provisions of Section 4.3 of these bylaws.
4.3 Subordinate Officers. The Board may appoint, or empower the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint, such other officers and agents as the business of

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the Company may require. Each of such officers and agents shall hold office for such period, have such authority and perform such duties as are provided in these bylaws or as the Board may from time to time determine.
4.4 Removal and Resignation of Officers. Any officer may be removed, either with or without cause, by the Board or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or by any officer upon whom such power of removal has been conferred by the Board or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof.
Any officer may resign at any time by giving written notice to the Company. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Company under any contract to which the officer is a party.
4.5 Vacancies in Offices. Any vacancy occurring in any office of the Company shall be filled by the Board or as provided in Section 4.3 of these bylaws.
4.6 Representation of Securities of Other Corporations or Entities. Unless otherwise directed by the Board, the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President or any other person authorized by the Board, the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President is authorized to vote, represent and exercise on behalf of the Company all rights incident to any and all shares or other securities or interests in, or issued by, any other entity or entities, and all rights incident to any management authority conferred on the Company in accordance with the governing documents of any entity or entities, standing in the name of the Company, including the right to act by written consent in lieu of a meeting. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.
4.7 Authority and Duties of Officers. Except as otherwise provided in these bylaws, the officers of the Company shall have such powers and duties in the management of the Company as may be designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.
ARTICLE V - INDEMNIFICATION
5.1 Indemnification of Directors and Officers in Third Party Proceedings. Subject to the other provisions of this Article V, the Company shall indemnify, to the fullest extent permitted by the TBOC, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Company) by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.
5.2 Indemnification of Directors and Officers in Actions by or in the Right of the Company. Subject to the other provisions of this Article V, the Company shall indemnify, to the fullest extent permitted by the TBOC, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the court in which such action or suit was brought shall determine upon application that,

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despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.
5.3 Successful Defense. To the extent that a present or former director or officer of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 5.1 or Section 5.2 of these bylaws, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.
5.4 Indemnification of Others. Subject to the other provisions of this Article V, the Company shall have power to indemnify its employees and agents to the extent not prohibited by the TBOC or other applicable law. The Board shall have the power to delegate to any person or persons the determination of whether employees or agents shall be indemnified.
5.5 Advanced Payment of Expenses. Expenses (including attorneys’ fees) actually and reasonably incurred by an officer or director of the Company in defending any Proceeding shall be paid by the Company in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses and any documentation as may be required by the TBOC) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article V or the TBOC. Such expenses (including attorneys’ fees) actually and reasonably incurred by former directors and officers or other employees and agents of the Company or by persons serving at the request of the Company as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Company deems appropriate. The right to advancement of expenses shall not apply to any Proceeding (or any part of any Proceeding) for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding (or any part of any Proceeding) referenced in Section 5.6(ii) or Section 5.6(iii) of these bylaws prior to a determination that the person is not entitled to be indemnified by the Company.
5.6 Limitation on Indemnification. Subject to the requirements in Section 5.3 of these bylaws and the TBOC, the Company shall not be obligated to indemnify any person pursuant to this Article V in connection with any Proceeding (or any part of any Proceeding):
(i) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;
(ii) for an accounting or disgorgement of profits pursuant to Section 16(b) of the 1934 Act or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);
(iii) for any reimbursement of the Company by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Company, as required in each case under the 1934 Act (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Company of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);
(iv) initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the Company or its directors, officers, employees, agents or other indemnitees, unless (a) the Board authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law, (c) otherwise required to be made under Section 5.7 of these bylaws or (d) otherwise required by applicable law; or
(v) if prohibited by applicable law.
5.7 Determination; Claim. If a claim for indemnification or advancement of expenses under this Article V is not paid by the Company or on its behalf within 90 days after receipt by the Company of a written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. To the extent not prohibited by law, the Company shall indemnify such person against all expenses actually and reasonably incurred by such person in connection with any action for indemnification or advancement of expenses from the Company under this Article V, to the extent such person is successful in such action. In any such suit, the Company shall, to the fullest extent

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not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.
5.8 Non-Exclusivity of Rights. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of formation or any statute, bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Company is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the TBOC or other applicable law.
5.9 Insurance. The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of the TBOC.
5.10 Survival. The rights to indemnification and advancement of expenses conferred by this Article V shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
5.11 Effect of Repeal or Modification. A right to indemnification or to advancement of expenses arising under a provision of the certificate of formation or a bylaw shall not be eliminated or impaired by an amendment to the certificate of formation or these bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.
5.12 Certain Definitions. For purposes of this Article V, references to the “Company” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article V with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article V, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Article V.
ARTICLE VI - STOCK
6.1 Stock Certificates; No Partly Paid Shares. The shares of the Company shall be uncertificated, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be represented by certificates. Unless otherwise provided by resolution of the Board, every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of, the Company by any two officers of the Company representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Company shall not have power to issue a certificate in bearer form. The Company may not issue the whole or any part of its shares as partly paid.
6.2 Special Designation on Certificates. If the Company is authorized to issue more than one class of stock or more than one series of any class, then the powers, designations, preferences and relative, participating,

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optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Company shall issue to represent such class or series of stock; provided that, except as otherwise provided in Section 3.202 of the TBOC, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Company shall issue to represent such class or series of stock, a statement that the Company will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the registered owner thereof shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Section 3.205 of the TBOC or with respect to this Section 6.2 a statement that the Company will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.
6.3 Lost Certificates. Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Company and cancelled at the same time. The Company may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.
6.4 Dividends. The Board, subject to any restrictions contained in the certificate of formation or applicable law, may declare and pay dividends upon the shares of the Company’s capital stock. Dividends may be paid in cash, in property or in shares of the Company’s capital stock, subject to the provisions of the certificate of formation.
The Board may set apart out of any of the funds of the Company available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.
6.5 Stock Transfer Agreements. The Company shall have power to enter into and perform any agreement with any number of shareholders of any one or more classes of stock of the Company to restrict the transfer of shares of stock of the Company of any one or more classes owned by such shareholders in any manner not prohibited by the TBOC.
6.6 Registered Shareholders. The Company:
(i) shall be entitled to treat the person registered on its books as the owner of any share or shares as the person exclusively entitled to receive dividends, vote, receive notifications and otherwise exercise all the rights and powers of an owner of such share or shares; and
(ii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Texas.
6.7 Transfers. Transfers of record of shares of stock of the Company shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.
ARTICLE VII - MANNER OF GIVING NOTICE AND WAIVER
7.1 Notice of Shareholders Meetings.
Notice of any meeting of shareholders shall be given in the manner set forth in the TBOC.
7.2 Waiver of Notice.
Whenever notice is required to be given under any provision of the TBOC, the certificate of formation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be

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deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting unless the person participates in or attends the meeting solely to object to the transaction of business at the meeting on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of formation or these bylaws.
ARTICLE VIII - GENERAL MATTERS
8.1 Fiscal Year. The fiscal year of the Company shall be fixed by resolution of the Board and may be changed by the Board.
8.2 Seal. The Company may adopt a corporate seal, which shall be in such form as may be approved from time to time by the Board. The Company may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.
8.3 Annual Report. The Company shall cause an annual report to be sent to the shareholders of the Company to the extent required by applicable law. If and so long as there are fewer than 100 holders of record of the Company’s shares, the requirement of sending an annual report to the shareholders of the Company is expressly waived (to the extent permitted under applicable law).
8.4 Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction and definitions in the TBOC shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes a corporation, any other entity and a natural person.
8.5 Election To Be Governed by Section 21.419 of the TBOC. The Corporation elects to be governed by Section 21.419 of the BOC.
8.6 Forum Selection. Unless the Company consents in writing to the selection of an alternative forum, the Texas Business Court in the First Division of the Texas Business Court (or, if the Texas Business Court does not have jurisdiction, the federal district court for the Northern District of Texas, Dallas Division or the state district court of Dallas County, Texas or another state court in Texas, provided, however, and for purposes of clarity, any suit, action or other proceeding shall only be brought before a state court in Dallas County, Texas, to the extent and only to the extent that the Texas Business Court and the Federal Court do not have jurisdiction over the same) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director, shareholder, officer or other employee of the Company to the Company or the Company’s shareholders, (c) any action asserting a claim against the Company or any current or former director, officer or other employee of the Company arising pursuant to any provision of the TBOC or the Certificate of Formation or the Bylaws (as each may be amended from time to time), (d) any action asserting an “internal entity claim” (as defined in Section 2.115 of the TBOC) or (e) any other action or proceeding in which the Texas Business Court has jurisdiction, except for, as to each of (a) through (e) above, any claim as to which such court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within 10 days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than such court or for which such court does not have subject matter jurisdiction. For the avoidance of doubt, nothing contained in this first paragraph of Section 8.6 shall apply to any action brought to enforce a duty or liability created by the Securities Act of 1933, as amended (the “1933 Act”), or the Exchange Act of 1934, as amended (the “1934 Act”), or any successor thereto.
Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the 1933 Act or the 1934 Act.
Any person or entity purchasing or otherwise acquiring any interest in any security of the Company shall be deemed to have notice of and consented to the provisions of this Section 8.6.
8.7 Jury Trial Waiver. UNLESS THE COMPANY CONSENTS IN WRITING TO A JURY TRIAL, THE COMPANY AND EACH SHAREHOLDER, DIRECTOR, AND OFFICER OF THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT THAT THE COMPANY OR SUCH PERSON MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION, COUNTERCLAIM, CROSS-CLAIM OR THIRD-PARTY CLAIM ARISING OUT OF OR RELATING TO ANY “INTERNAL ENTITY CLAIM” AS THAT TERM IS DEFINED IN SECTION 2.115 OF THE TBOC, AND TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW,

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ANY OTHER LEGAL ACTION, PROCEEDING, CAUSE OF ACTION, COUNTERCLAIM, CROSS-CLAIM OR THIRD-PARTY CLAIM WITHIN THE SCOPE OF SECTION 8.7 AND EACH SHAREHOLDER AGREES THAT SUCH SHAREHOLDER’S HOLDING OR ACQUISITION OF SHARES OF STOCK OF THE COMPANY OR, TO THE EXTENT PERMITTED BY LAW, OPTIONS OR RIGHTS TO ACQUIRE SHARES OF STOCK OF THE COMPANY FOLLOWING THE ADOPTION OF THIS CERTIFICATE OF FORMATION CONSTITUTES SUCH SHAREHOLDER’S INTENTIONAL AND KNOWING WAIVER OF ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH CLAIMS.
ARTICLE IX - AMENDMENTS
These bylaws may be adopted, amended or repealed by the shareholders entitled in the manner specified in the certificate of formation. The Board shall have the power to make, alter and repeal the bylaws of the corporation, but bylaws made by the board may be altered or repealed, and new bylaws made by the shareholders.

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ARTICLES OF INCORPORATION
OF
NATURAL GAS SERVICES GROUP, INC.
The undersigned, who, if a natural person, is eighteen years of age or older, hereby establishes a corporation pursuant to the Colorado Business Corporation Act, as amended, and adopts the following Articles of Incorporation:
ARTICLE I.
NAME
The name of the corporation is Natural Gas Services Group, Inc.
ARTICLE II.
AUTHORIZED CAPITAL AND SHAREHOLDERS
1. The aggregate number of shares which the corporation shall have authority to issue is 30,000,000 shares of $0.01 par value common stock and 5,000,000 shares of $0.01 par value preferred stock. The preferred stock may be issued in any number of series, as determined by the board of directors. The board of directors may by resolution fix the designation and number of shares of any such series and may determine, alter or revoke the rights, including voting rights, preferences, privileges and restrictions pertaining to any wholly unissued shares. The board of directors may thereafter in the same manner increase or decrease the number of shares of any such series (but not below the number of shares of that series then outstanding).
2. Each shareholder of record shall have one vote for each share of stock standing in the shareholder's name on the books of the corporation and entitled to vote, except that in the election of directors each shareholder shall have as many votes for each share held by him as there are directors to be elected and for whose election the shareholder has a right to vote. Cumulative voting shall not be permitted in the election of directors or otherwise.
3. Unless otherwise ordered by a court of competent jurisdiction, at all meetings of shareholders a majority of the shares of a voting group entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum of that voting group.
4. Except as bylaws adopted by the shareholders may provide for a greater voting requirement and except as otherwise set forth herein, action on a matter is approved if a quorum exists and if the votes cast favoring the action exceed the votes cast opposing the action. Any bylaw adding, changing or deleting a greater quorum or voting requirement for shareholders shall meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever are greater.
5. Any action required or permitted to be taken by shareholders of the corporation must be taken at a duly called annual or special meeting of such shareholders and may not be taken by consent in writing by such shareholders.
ARTICLE III.
OFFICES AND REGISTERED AGENT
1. The street address of the initial registered office of the corporation is 4643 South Ulster Street, Suite 900, Denver, Colorado 80237, and the name of the initial registered agent at that address is Thomas S. Smith. The written consent of the initial registered agent to the appointment as such is stated below.
2. The address of the corporation's initial principal office is 2911 South County Road 1260, Midland, Texas 79706.
ARTICLE IV.
INCORPORATOR
The name and address of the incorporator is Thomas S. Smith, 4643 South Ulster Street, Suite 900, Denver, Colorado 80237.
ARTICLE V.
PURPOSES
The corporation shall have and may exercise all of the rights, powers and privileges now or hereafter conferred upon corporations organized under the laws of Colorado. In addition, the corporation may do everything necessary, suitable or proper for the accomplishment of any of its corporate purposes. The

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corporation may conduct part or all of its business in any part of Colorado, the United States or the world and may hold, purchase, mortgage, lease and convey real and personal property in any of such places.
ARTICLE VI.
PREEMPTIVE RIGHTS
The corporation elects to have no preemptive rights.
ARTICLE VII.
BOARD OF DIRECTORS
1. The corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, a board of directors.
2. The number of directors of the corporation shall be fixed by the bylaws. Three directors shall constitute the initial board of directors. The following persons are elected to serve as the corporation's initial directors until the first annual meeting of shareholders or until their successors are duly elected and qualified:

Name	Address
Wallace O. Sellers	P.O. Box 106 6539 Upper York Road Solebury, Pennsylvania 18963-0106
Burnace Boles, Jr.	6225 Rider Road Odessa, Texas 79762
Wallace Sparkman	205 Del Mar Boulevard Corpus Christi, Texas 78404
The Board of Directors shall be divided into three (3) groups, each group to be as nearly equal in number as possible. The terms of office of directors of the first group are to expire at the first annual meeting of shareholders after their election, the terms of office of the second group are to expire at the second annual meeting after their election, and the terms of office of the third group are to expire at the third annual meeting after their election. Thereafter, each director shall serve for a term ending on the date of the third annual meeting of shareholders following the annual meeting at which such director was elected. This provision setting forth the division of directors into three groups cannot be amended or repealed by the directors and cannot be amended or repealed without the affirmative vote of the holders of at least 80% of the votes entitled to be cast in the election of directors.
ARTICLE VIII.
LIMITATION ON DIRECTOR LIABILITY
A director of the corporation shall not be personally liable to the corporation or to its shareholders for monetary damages for breach of fiduciary duty as a director. However, this provision shall not eliminate or limit the liability of a director to the corporation or to its shareholders for monetary damages otherwise existing for (i) any breach of the director's duty of loyalty to the corporation or to its shareholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) acts specified in Section 7-108-403 of the Colorado Business Corporation Act, as it may be amended from time to time; or (iv) any transaction from which the director directly or indirectly derived any improper personal benefit. If the Colorado Business Corporation Act is hereafter amended to eliminate or limit further the liability of a director, then, in addition to the elimination and limitation of liability provided by the preceding sentence, the liability of each director shall be eliminated or limited to the fullest extent permitted by the Colorado Business Corporation Act as so amended. Any repeal or modification of this Article VIII shall not adversely affect any right or protection of a director of the corporation under this Article VIII, as in effect immediately prior to such repeal or modification, with respect to any liability that would have accrued, but for this Article VIII, prior to such repeal or modification. Nothing contained herein will be construed to deprive any director of the director's right to all defenses ordinarily available to a director nor will anything herein be construed to deprive any director of any right the director may have for contribution from any other director or other person.
ARTICLE IX.
CONFLICTING INTEREST TRANSACTIONS AND INDEMNIFICATION
The following provisions are inserted for the management of the business and for the conduct of the affairs of the corporation and the same are in furtherance of and not in limitation or exclusion of the powers conferred by law.

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1.Conflicting Interest Transactions. As used in this paragraph, "conflicting interest transaction" means any of the following: (i) a loan or other assistance by the corporation to a director of the corporation or to an entity in which a director of the corporation is a director or officer or has a financial interest; (ii) a guaranty by the corporation of an obligation of a director of the corporation or of an obligation of an entity in which a director of the corporation is a director or officer or has a financial interest; or (iii) a contract or transaction between the corporation and a director of the corporation or between the corporation and an entity in which a director of the corporation is a director or officer or has a financial interest. No conflicting interest transaction shall be void or voidable, be enjoined, be set aside or give rise to an award of damages or other sanctions in a proceeding by a shareholder or by or in the right of the corporation solely because the conflicting interest transaction involves a director of the corporation or an entity in which a director of the corporation is a director or officer or has a financial interest or solely because the director is present at or participates in the meeting of the corporation's board of directors or of the committee of the board of directors which authorizes, approves or ratifies a conflicting interest transaction or solely because the director's vote is counted for such purpose if: (A) the material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the board of directors or the committee and the board of directors or committee in good faith authorizes, approves or ratifies the conflicting interest transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; or (B) the material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the shareholders entitled to vote thereon and the conflicting interest transaction is specifically authorized, approved or ratified in good faith by a vote of the shareholders; or (C) the conflicting interest transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes, approves or ratifies the conflicting interest transaction.
2.Loans and Guaranties for the Benefit of Directors. Neither the board of directors nor any committee thereof shall authorize a loan by the corporation to a director of the corporation or to an entity in which a director of the corporation is a director or officer or has a financial interest or authorize a guaranty by the corporation of an obligation of a director of the corporation or of an obligation of an entity in which a director of the corporation is a director or officer or has a financial interest, until at least ten days after written notice of the proposed authorization of the loan or guaranty has been given to the shareholders who would be entitled to vote thereon if the issue of the loan or guaranty were submitted to a vote of the shareholders. The requirements of this paragraph 2 are in addition to, and not in substitution for, the provisions of paragraph 1 of this Article IX.
3.Indemnification. The corporation shall indemnify, to the maximum extent permitted by law in effect from time to time, any person who is or was a director, officer, agent, fiduciary or employee of the corporation against any claim, liability or expense arising against or incurred by such person made party to a proceeding because such person is or was a director, officer, agent, fiduciary or employee of the corporation or because such person is or was serving another entity as a director, officer, partner, trustee, employee, fiduciary or agent at the corporation's request. The corporation shall further have the authority to the maximum extent permitted by law to purchase and maintain insurance providing such indemnification.
4.Negation of Equitable Interests in Shares or Rights. Unless a person is recognized as a shareholder through procedures established by the corporation pursuant to Section 7-107-204 of the Colorado Business Corporation Act or any similar law, the corporation shall be entitled to treat the registered holder of any shares of the corporation as the owner thereof for all purposes permitted by the Colorado Business Corporation Act including, without limitation, all rights deriving from such shares, and the corporation shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares on the part of any other person including, without limitation, a purchaser, assignee or transferee of such shares, unless and until such other person becomes the registered holder of such shares or is recognized as such, whether or not the corporation shall have either actual or constructive notice of the claimed interest of such other person. By way of example and not of limitation, until such other person has become the registered holder of such shares or is recognized pursuant to Section 7-107-204 of the Colorado Business Corporation Act or any similar applicable law, such person shall not be entitled: (i) to receive notice of the meetings of the shareholders; (ii) to vote at such meetings; (iii) to examine a list of the shareholders; (iv) to be paid dividends or other distributions payable to shareholders; or (v) to own, enjoy and exercise any other rights deriving from such shares against the corporation. Nothing contained herein will be construed to deprive any beneficial shareholder, as defined in Section 7-113-101(1) of the Colorado Business Corporation Act, as amended from time to time, of any right such beneficial shareholder may have pursuant to Article 113 of the Colorado Business Corporation Act or any similar law subsequently enacted.

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DATED the 16th day of December, 1998.
/s/ Thomas S. Smith
-----------------------------------
Thomas S. Smith, Incorporator
CONSENT OF REGISTERED AGENT
Thomas S. Smith hereby consents to the appointment as the initial registered agent for Natural Gas Services Group, Inc.
/s/ Thomas S. Smith
-----------------------------------
Thomas S. Smith, Initial Registered Agent

Annex D
ARTICLES OF AMENDMENT
TO THE ARTICLES OF INCORPORATION
OF
NATURAL GAS SERVICES GROUP, INC.
Pursuant to the provisions of the Colorado Business Corporation Act (the "Act"), the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:
FIRST: The name of the corporation is Natural Gas Services Group, Inc.
SECOND: The following amendment to the Articles of Incorporation was duly adopted on March 31, 1999, by the shareholders and on March 17, 1999 by the directors of the corporation as prescribed by the Act. The number of votes cast for the amendment by each voting group entitled to vote separately on the amendment was sufficient for approval by that voting group.
Article II, paragraph 5 of the Articles of Incorporation is amended in its entirety to read as follows:
5. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof. Signature by facsimile shall be given the same force and effect as original signatures, and any consent in writing may be executed in counterparts.
Dated the 31st day of March 1999.
NATURAL GAS SERVICES GROUP, INC.,
a Colorado corporation
By: /s/ Burnace J. Boles, Jr.
--------------------------------
Burnace J. Boles, Jr., President

Annex D

Mail to: Secretary of State	For office use only
MUST BE TYPED FILING FEE: $5.00 MUST SUBMIT TWO COPIES ------	Corporations Section 1560 Broadway, Suite 200 Denver, CO 80202 (303) 894-2251 Fax (303) 894-2242
Please include a typed self addressed envelope	STATEMENT OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT, OR BOTH
Pursuant to the provisions of the Colorado Business Corporation Act, the Colorado Nonprofit Corporation Act, the Colorado Uniform Limited Partnership Act of 1981 and the Colorado Limited Liability Company Act, the undersigned, organized under the laws of:
Colorado
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submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado:

FIRST:	The name of the corporation, limited partnership or limited liability company is:
Natural Gas Services Group, Inc.
SECOND:	Street address of current REGISTERED OFFICE is:
4643 S. Ulster Street, Suite 900, Denver, Colorado 80237 ------------------------------------------------------------------ (Include City, State, Zip)
and if changed, the new street address is:
1899 Wynkoop Street, Suite 700, Denver, Colorado 80202 ------------------------------------------------------------------ (Include City, State, Zip)
THIRD:	The name of its current REGISTERED AGENT is: Thomas S. Smith and if changed, the new registered agent is: Theresa M. Mehringer
Signature of New Registered Agent: /s/ Theresa M. Mehringer
	Principal place of business:	1899 Wynkoop Street, Suite 700, Denver, Colorado 80202 ------------------------------------------- (City, State, Zip)

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The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.
FOURTH: If changing the principal place of business address ONLY, the new address is: N/A
Signature: /s/ Theresa M. Mehringer
Title: Registered Agent

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Revised 719

Donetta Davidson SECRETARY OF STATE Denver, Colorado 80202	DEPARTMENT OF STATE 1560 Broadway Suite 200	Commercial Filings 303-894-2251
MEHRINGER THERESA M
NATURAL GAS SERVICES GROUP, INC.
1899 WYNKOOP STREET STE 700
DENVER CO 80202

19981223954 DPC
STATE/COUNTRY OF INC CO
DELINQUENT PERIODIC REPORT
FEE $25.00 DUE ON OR BEFORE 0513112001

PERIODIC REPORT , made pursuant to section 7-90-501, C.R.S., on behalf of the entity identified above. This report must be typed, or if legible, it may be manually printed. Execution (a signature) is not required. Report current information for the following items: no director, officer or any other information is required.

1.Name of individual completing Report: Sandra L. Potter
2.Name of entity's Registered Agent: Theresa M. Mehringer
3.Street Address of entity's Registered Office(must be in Colorado): 1899 Wynkoop Street, Suite 708 Denver, Co 80202
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If mail is undeliverable to this address, ALSO include a P.O. box address:

4. Address of entity's Principal Office: Same as registered agent
Optional: 5. Additional mailing address for entity:
Optional: 6. Entity's e-mail address
If more space is required for any of the above items, continue on an attached 8 1/2 x 11 sheet and check here
Deliver this Report to:
Colorado Secretary of State 1560
Broadway Ste 200
Denver CO 80202-5169

Annex D
Include the fee stated above ($25.00 ) made payable to: Colorado Secretary of State. This report must be received (not postmarked) on or before the due date stated above.
For more information, call 303-894-2251, fax 303-894-2242, e-mail sos.business@state.co.us, or visit our Web site, www.sos.state.co.us .

Annex D

Mail to: Secretary of State	For office use only
MUST BE TYPED FILING FEE: $5.00 MUST SUBMIT TWO COPIES ------	Corporations Section 1560 Broadway, Suite 200 Denver, CO 80202 (303) 894-2251 Fax (303) 894-2242
Please include a typed self addressed envelope	STATEMENT OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT, OR BOTH
Pursuant to the provisions of the Colorado Business Corporation Act, the Colorado Nonprofit Corporation Act, the Colorado Uniform Limited Partnership Act of 1981 and the Colorado Limited Liability Company Act, the undersigned, organized under the laws of:
submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the state of Colorado:

FIRST:	The name of the corporation, limited partnership or limited liability company is:
Natural Gas Services Group, Inc. ------------------------------------------------------------------
SECOND:	Street address of current REGISTERED OFFICE is:
1899 Wynkoop Street, Suite 700, Denver, Colorado 80202 ------------------------------------------------------------------ (Include City, State, Zip)
and if changed, the new street address is:
370 17th Street, Suite 370, Denver, Colorado 80202 ------------------------------------------------------------------ (Include City, State, Zip)
THIRD:	The name of its current REGISTERED AGENT is: Theresa M. Mehringer and if changed, the new registered agent is: Thomas S. Smith
Signature of New Registered Agent: /s/ Thomas S. Smith
	Principal place of business:	2911 SCR 1260, Midland, Texas 79706 ------------------------------------ (City, State, Zip)
The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.
FOURTH: If changing the principal place of business address ONLY, the new address is:
Signature: /s/ Wallace Sparkman
Title: President
Revised 7/97

Annex D
ARTICLES OF AMENDMENT
TO THE ARTICLES OF INCORPORATION
OF
NATURAL GAS SERVICES GROUP, INC.
Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation:
First: The name of the Corporation is Natural Gas Services Group, Inc.
Second The following amendments to the Articles of Incorporation were duly adopted by the board of directors on July 25, 2001, in accordance with Section 7-106-102 of the Colorado Business Corporation Act.
Article II of the Articles of Incorporation is hereby amended by adding the following Section II.6:
Section 11.6 Convertible Series A Preferred Stock. Of the 5,000,000 shares of the Corporation's $0.01 par value preferred stock authorized, 1,177,000 shares of the Corporation's preferred stock shall consist of 10% Convertible Series A Preferred Stock ("Convertible Series A"). The rights, preferences, privileges and restrictions imposed upon the Convertible Series A are as follows:
(a) Dividends. The holders of the Convertible Series A shall be entitled to receive, out of fluids legally available therefor, cumulative dividends at the rate of 10% percent of the Liquidation Value per annum in cash, when and if declared by the Board of Directors which shall be preferential to dividends on any Junior Securities. The dividend on the Convertible Series A shall be payable quarterly beginning 30 days after the last day of the first calendar quarter after the issuance of the Convertible Series A ("Original Issue Date") and 30 days after the end of each calendar quarter thereafter, when and if declared by the Board of Directors. Any dividends earned on the Convertible Series A from the Original Issue Date to the end of the first calendar quarter after the Original Issue Date, shall be earned pro rata from the Original Issue Date.
If any dividends payable on the Convertible Series A are not paid for any reason, the right of the holders of the Convertible Series A to receive payment of such dividends shall not lapse or terminate, but said unpaid dividends shall accumulate and shall be paid without interest to the holders of the Convertible Series A, when and if declared by the Board of Directors of the Corporation, before any sum or sums shall be set aside for or applied to the purchase or redemption of the Convertible Series A or the purchase, redemption or other acquisition for value of any Junior Securities and before any dividend shall be paid or declared, or any other distribution shall be ordered or made, upon any Junior Securities. After cumulative dividends on the Convertible Series A for all past dividend periods and for the then current year dividend period shall have been declared and paid or set apart, if the Board of Directors may declare dividends out of funds legally available therefor, such additional dividends may be declared on any Junior Securities. "Junior Securities" as used herein means any of the Corporation's equity securities other than the Convertible Series A shares.
(b) Liquidation and Dissolution. Upon the voluntary or involuntary liquidation, winding up or dissolution of the Corporation, out of the assets available for distribution to shareholders each share of Convertible Series A shall be entitled to receive, in preference to any payment on any Junior Securities of the Corporation, an amount equal to three dollars and twenty-five cents ($3.25) per share, plus cumulative dividends as provided in Section II.6(a) of this Article II accrued and unpaid to the date payment is made available to the Convertible Series A (the "Liquidation Value"). After the full preferential liquidation amount has been paid to, or determined and set apart for, Convertible Series A, the remaining assets shall be payable to the holders of the Corporation's Junior Securities. In the event the assets of the Corporation are insufficient to pay the full preferential liquidation amount required to be paid to the Convertible Series A, the Convertible Series A shall receive such funds pro rata on a share for share basis until the full liquidating preference on the Convertible Series A is paid in full.
A reorganization described in (d)(iv)(6) below shall not be considered to be a liquidation, winding up or dissolution within the meaning of this Section II.6(b) of this Article II and the Convertible Series A shall be entitled only to the rights provided in the plan of reorganization.
(c) Voting. A holder of a share of Convertible Series A shall be entitled to one vote on any and all matters, including the election of directors, and shall, except as otherwise may be provided by law, vote as a class with the holders of outstanding Common Stock.

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(d) Conversion Rights. The holders of Convertible Series A have the following conversion rights (the "Conversion Rights"):
(i) Right to Convert. Subject to any prior automatic conversion under subsection (ii) immediately below, each share of Convertible Series A shall be convertible at the option of the holder, at the office of the Corporation or of any transfer agent for such Convertible Series A, as the case may be, into fully paid and nonassessable shares of Common Stock, at a conversion price of $3.25 per share, subject to adjustment pursuant to paragraph (d)(iv) below ("Conversion Price").
(ii) Automatic Conversion. Each share of Convertible Series A shall be automatically converted into Common Stock if, at any time after six months from the completion of the first offering by the Corporation, pursuant to a registration statement declared effective by the United States Securities and Exchange Commission, the closing market price of the Common Stock equals or exceeds 200% of the Conversion Price for 20 consecutive trading days. Upon the occurrence of such event, each share of Convertible Series A shall be converted into fully paid and nonassessable shares of Common Stock at the Conversion Price.
(iii) Mechanics of Conversion. Before any holder of shares of Convertible Series A shall be entitled to convert the same into full shares of Common Stock pursuant to paragraph (d)(i) above, the holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for such Convertible Series A, as the case may be, and shall give written notice to the Corporation at such office that the holder elects to convert the same and shall state therein the holder's name or the name or names of the holder's nominees in which the holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver or cause to be issued and delivered at such office to such holder, or to the holder's nominee or nominees, a certificate or certificates for the number of full shares of Common Stock to which the holder shall be entitled as aforesaid. A conversion pursuant to paragraph (d)(i) above shall be deemed to have occurred immediately prior to the close of business on the date of such surrender of the shares of Convertible Series A to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.
Upon automatic conversion of Convertible Series A into full shares of Common Stock pursuant to paragraph (d)(ii) above, the holder of the Convertible Series A shall, upon request by the Corporation, surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for such Convertible Series A, as the case may be, and shall state therein the holder's name or the name or names of the holder's nominees in which the holder wishes the certificate or certificates for shares of Common Stock to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver or cause to be issued and delivered at such office to such holder, or to the holder's nominee or nominees, a certificate or certificates for the number of full shares of Common Stock to which the holder shall be entitled as aforesaid.
Each holder of the Convertible Series A whose Convertible Series A is converted to Common Stock shall be entitled to, and the Corporation shall promptly pay in cash, or set aside for payment, all unpaid dividends with respect to such converted shares of the Convertible Series A, earned to and including the date of conversion. A holder of the Convertible Series A shall not be entitled to any remaining dividends with respect to the Convertible Series A so converted, but shall be entitled to receive, on the date of the conversion, the arrearages, if any, with respect to any shares of the Convertible Series A so converted.
(iv) Adjustments to Conversion Price.
(1) Special Definitions. For purposes of this paragraph (d), the "Original Issue Date" shall mean, the original date on which a share of Convertible Series A was first issued to each such shareholder and "Market Price" shall be determined as follows:

Annex D
a) if the Common Stock is listed and registered on any national securities exchange or traded on The Nasdaq Stock Market ("Nasdaq"), the closing bid price;
b) if such Common Stock is not at the time listed on any such exchange or traded on Nasdaq but is traded on the OTC Bulletin Board, or if not, on the over the-counter market as reported by the National Quotation Bureau or other comparable service, the closing bid price for such stock; or
c) if clauses a) and b) above are not applicable, the fair value per share of such Common Stock as determined in good faith and on a reasonable basis by the Board of Directors of the Corporation.
(2) Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Common Stock, the applicable Conversion Price then in effect immediately before that subdivision shall be proportionately decreased and, conversely, if the Corporation shall at any time or from time to time after the Original Issue Date combine the outstanding, shares pf Common Stock, the applicable Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustments under this paragraph (d)(iv)(2) shall become effective at the close of business on the date the subdivision or combination becomes effective.
(3) Adjustment for Certain Dividends and Distributions. In the event the Corporation at any time, or from time to time, after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in shares of Common Stock, then and in each event the applicable Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction:
a) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and
b) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter such Conversion Price shall be adjusted pursuant to this paragraph (d)(iv)(3) as of the time of actual payment of such dividends or distributions.
(4) Adjustment for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in such event provisions shall be made so that the holders of Convertible Series A shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereon, the amount of securities of the Corporation which they would have received had their Convertible Series A been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the conversion date, retained such securities (together with any distributions payable thereon during such period) receivable by them as aforesaid during such period, giving application to all adjustments called for during such period

Annex D
under this paragraph (d) with respect to the rights of the holders of the Convertible Series A.
(5) Adjustment for Reclassification, Exchange, or Substitution. If the Common Stock issuable upon the conversion of the Convertible Series A at any time or from time to time after the Original Issue Date, shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividends provided for in paragraphs (d)(iv)(2) and (3) above, or a reorganization, merger, consolidation, or sale of assets provided for in paragraph (d)(iv)(6) below, then, and in each such event, provisions shall be made (by adjustment to the Conversion Price or otherwise) so that the holder of each share of Convertible Series A shall have the right thereafter to convert each share of Convertible Series A into the kind and amount of shares of stock and other securities receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such share of Convertible Series A might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.
(6) Adjustment for Reorganization. Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Original Issue Date, there shall be a capital reorganization of the Corporation (other than a subdivision, combination, reclassification, exchange or substitution of shares provided for in paragraphs (d)(iv)(2) and (5) above) or a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation's properties and assets to any other person or entity, then, as a part of such reorganization, merger, consolidation, or sale, provision shall be made (by adjustment to the Conversion Price or otherwise) so that the holders of the Convertible Series A shall thereafter be entitled to receive upon conversion of the Convertible Series A, the number and kind of shares of stock or other securities or property of the Corporation, or of any successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion of such shares would have been entitled if such capital reorganization, merger, consolidation, or sale occurred on the date of the conversion.
(7) Adjustment for Public Offering of Common Stock. If the Corporation completes a public offering of Common Stock at a price less than 150/ of the Conversion Price, the Conversion Price will be reduced to the price at which such public offering is completed.
(8) Adjustment for Investments. If the Corporation should at any time receive any investment in the Corporation (other than through the conversion of convertible securities or the exercise of options or warrants outstanding before the Original Issue Date at a price equivalent to less than the Conversion Price in effect immediately prior to the time that the investment is made, the Conversion Price shall be automatically adjusted to a price (computed to the nearest cent) determined by dividing (i) the sum of (x) the number of shares of Common Stock outstanding immediately prior to such investment multiplied by the Conversion Price in effect immediately prior to such. investment, and (y) the consideration, if any, received by the Corporation through the investment, by (ii) the total number of shares of Common Stock outstanding immediately after such investment.
For purposes of this paragraph 8, the following provisions shall also be applicable:
(A) Rights, Options, or Warrants. In case the Corporation shall in any manner grant any right to subscribe for or to purchase, or any option or warrant for the purchase of shares of Common Stock or for the purchase of any stock or securities convertible into or exchangeable for shares of Common Stock (such convertible or exchangeable stock or securities being hereinafter referred to as the "Underlying Convertible Securities") and if the minimum price per share for which shares of Common Stock are issuable, pursuant to such rights, options,

Annex D
warrants or upon conversion or exchange of such Underlying Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such rights, options, or warrants plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of such rights, options. or warrants under the terms of such rights, options, or warrants at the time of making such computation, plus, in the case of such Underlying Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof under the terms of such Underlying Convertible Securities at the time of making such computation, by (ii) the total maximum number of shares of Common Stock issuable pursuant to such rights, options, or warrants or upon the conversion or exchange of the total maximum amount of such Underlying Convertible Securities issuable upon the exercise of such rights, options, or warrants under the terms of such rights, options, warrants or Underlying Convertible Securities at the time of making such computation) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such rights or options, then the total maximum number of shares of Common Stock issuable pursuant to such rights, options, warrants or upon conversion or exchange of the total maximum amount of such Underlying Convertible Securities issuable upon the exercise of such rights, options, or warrants under the terms of such rights, options, warrants or Underlying Convertible Securities at the time of making such computation shall (as of the date of granting of such rights, options, or warrants) be deemed to be outstanding and to have been issued for said price per share as so determined and the Conversion Price shall be adjusted as provided above; provided, that no further adjustment of the Conversion Price shall be made upon the actual issue of shares of Common Stock so deemed to have been issued unless the price per share received by the Corporation upon the actual issuance of shares of Common Stock so deemed to be issued differs from the price per share which was last used to adjust the Conversion Price or unless by the terms of such rights, options or warrants or Underlying Convertible Securities the price per share which the Corporation will receive upon any such issuance of shares of Common Stock differs from the price per share which was last used to adjust the Conversion Price, in either of which events the Conversion Price. shall be adjusted upon the occurrence of either such event to reflect the new price per share of Common Stock; and further provided, that, upon the expiration of such rights (including rights to convert or exchange), options or warrants (a) the number of shares of Common Stock deemed to have been issued and outstanding by reason of the fact that they were issuable pursuant to such rights, options, or warrants (including rights to convert or exchange) that were not exercised, shall no longer be deemed to be issued and outstanding, and (b) the Conversion Price shall forthwith be adjusted to the price which would have prevailed had all adjustments been made on the basis of the issue only of the shares of Common Stock actually issued upon the exercise of such rights, options, or warrants or upon conversion or exchange of such Underlying Convertible Securities.
(B) Convertible Securities. If the Corporation shall in any manner issue or sell any Convertible Securities other than the rights, options, or warrants described in Section 8(A) hereof and if the minimum price per share for which shares of Common Stock are issuable upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof under the terms of such Convertible Securities at the time of making such computation, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities under the terms of such Convertible Securities at the time of making such computation) shall be less than the Conversion Price in effect immediately

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prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities at the time of making such computation shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for said price per share as so determined and the Conversion Price shall be adjusted as provided above; provided, that no further adjustment of the Conversion Price shall be made upon the .actual issue of shares of Common Stock so deemed to have been issued unless the price per share received by the Corporation upon the actual issuance of shares of Common Stock so deemed to be issued differs from the price per share which was last used to adjust the Conversion Price or unless by the terms of such Convertible Securities the price per share which the Corporation will receive upon any such issuance of shares of Common Stock differs from the price per share which was last used to adjust the Conversion Price, in either of which events the Conversion Price shall be adjusted upon the occurrence of either such event to reflect the new price per share of Common Stock; and, further provided that if any such issue or sale of such Convertible Securities is made upon exercise of any right to subscribe for or to purchase or any option to purchase any such Convertible Securities for which an adjustment of the Conversion Price has been or is to be made pursuant to the provisions of Section 8(A) then no further adjustment of the Conversion Price shall be made by reason of such issue or sale unless the price per share received by the Corporation upon the conversion or exchange of such Convertible Securities when actually issued differs from the price per share which was last used to adjust the Conversion Price or unless by the terms of such Convertible Securities the price per share which the Corporation will receive upon any such issuance of shares of Common Stock upon conversion or exchange of such Convertible Securities differs from the price per share which was last used to adjust the Conversion Price, in either of which events the Conversion Price shall be adjusted upon the occurrence of either of such events to reflect the new price per share of Common Stock; and, further provided, that upon the termination of the right to convert or to exchange such Convertible Securities for shares of Common Stock, (a) the number of shares of Common Stock deemed to have been issued and outstanding by reason of the fact that they were issuable upon conversion or exchange of any such Convertible Securities, which were not so converted or exchanged, shall no longer be deemed to be issued and outstanding, and (b) the Conversion Price shall forthwith be adjusted to the price which would have prevailed had all adjustments been made on the basis of the issue only of the number of shares of Common Stock actually issued upon conversion or exchange of such Convertible Securities.
(C) Determination of Issue Price. In case any shares of Common Stock or Convertible Securities of the Corporation shall be issued for cash, the consideration received therefor, which shall be the gross sales price for such security without deducting therefrom any commission or other expenses paid or incurred by the Corporation for any underwriting of, or otherwise in connection with, the issuance thereof, shall be deemed to be the amount received by the Corporation therefor. In case any shares of Common Stock or Convertible Securities shall be issued for a consideration part or all of which shall be other than cash, then, for the purpose of this Section 8, the Board of Directors of the Corporation shall determine the fair value of such consideration, irrespective of accounting treatment, and such shares of Common Stock or Convertible Securities shall be deemed to have been issued for an amount of cash equal to the value so determined by the Board of Directors. The reclassification of securities other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance for a consideration other than cash of such shares of Common Stock immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares of Common Stock. In case any shares of Common Stock or Convertible Securities shall be issued together with other stock or securities or

Annex D
other assets of the Corporation for consideration, the Board of Directors of the Corporation shall determine what part of the consideration so received is to be deemed to be consideration for the issue of such shares of Common Stock or Convertible Securities.
(D) Determination of Date of Issue. In case the Corporation shall take a record of the holders of shares of Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in shares of Common Stock or in Convertible Securities or (ii) to subscribe for or purchase shares of Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.
(E) Treasury Shares. Shares of Common Stock at any relevant time owned or held by, or for the account of, the Corporation shall not be deemed outstanding.
(v) No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this paragraph (d) and in the taking of all such action as may be necessary or appropriate, in order to protect the conversion rights of the holders of the Convertible Series A against impairment.
(vi) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price or any other adjustment pursuant to this paragraph (d), the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish (in accordance with subsection (viii) below) to each holder of such Convertible Series A a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall furnish (in accordance with subsection (viii) below) or cause to be furnished to such holder a like certificate setting forth the (i) such adjustment and readjustment, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of such Convertible Series A.
(vii) Notices of Record Date. In the event that:
(1) the Corporation shall set a record date for the purpose of entitling the holders of its shares of Common Stock to receive a dividend, or other distribution, payable otherwise than in cash;
(2) the Corporation shall set a record date for the purpose of entitling the holders of its shares of Common Stock to subscribe for or purchase any shares of any class or to receive any other rights;
(3) there shall occur any capital reorganization of the Corporation, reclassification of the shares of the Corporation (other than a subdivision or combination of its outstanding common stock), consolidation or merger of the Corporation with or into another corporation or conveyance of all or substantially all of the assets of the Corporation to another person or entity; or
(4) there shall occur a voluntary or involuntary dissolution, liquidation, or winding up of the Corporation;
then, and in any such case, the Corporation shall cause to be mailed to the holders of record of the outstanding shares of the Convertible Series A, at least 10 days prior to the date hereinafter specified, a notice stating (a) the date which (x) has been set as the record date for the purpose of such dividend, distribution, or rights, or

Annex D
(y) such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or, winding up is to take place and (b) the record date as of which holders of Common Stock of record shall be entitled to other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.
(viii) Notices. Any notice required by the provisions of this paragraph (d) to be given to the holders of shares of Convertible Series A shall be in writing and shall be delivered by personal service or agent, or by registered or certified mail, return receipt requested, with postage thereon fully prepaid. All such communications shall be addressed to each holder of record at its address appearing on the books of the Corporation. Service of any such communication made only by mail shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt.
(xi) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Convertible Series A. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to the product of such fraction multiplied by the Market Price of one share of the Corporation's Common Stock on the date of conversion.
(x) Payment of Taxes. The Corporation will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Convertible Series A, including without limitation any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of the Convertible Series A so converted were registered.
(xi) Reservation of Common Stock. The Corporation shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Convertible Series A, the full number of shares of Common Stock deliverable upon the conversion of all shares of Convertible Series A from time to time outstanding. The Corporation shall from time to time increase the authorized number of shares of Common Stock if the remaining unissued authorized shares of Common Stock shall not be sufficient to permit the conversion of all of the Convertible Series A at the time outstanding.
(xii) Retirement of Convertible Series A Converted. No shares of Convertible Series A that have been converted shall ever again be reissued, and all such shares so converted shall, upon such conversion, cease to be a part of the authorized shares of the Corporation.
(e) No Preemptive Rights. No holder of the Convertible Series A shall be entitled as of right to subscribe for, purchase, or receive any part of any new or additional shares of any class, whether now or hereafter authorized, or of bonds, debentures, or other evidences of indebtedness convertible into or exchangeable for shares of any class, but all such new or additional shares of any class, or bonds, debentures, or other evidences of indebtedness convertible into or exchangeable for shares, maybe issued and disposed of by the Board of Directors on such terms and for such consideration (to the extent permitted by law), and to such person or persons as the Board of Directors in their absolute discretion may deem advisable.
(f) Replacement. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Convertible Series A shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation, or, in the case of any such mutilation upon surrender of such certificate, the Corporation will (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Convertible Series A shares represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

Annex D
Dated: July 25, 2001
NATURAL GAS SERVICES GROUP INC., a Colorado corporation
By: /s/ Wayne L. Vinson
--------------------------------
Wayne L. Vinson, President

Annex D

Mail to: Secretary of State	For office use only
MUST BE TYPED FILING FEE: $5.00 MUST SUBMIT TWO COPIES ------	Corporations Section 1560 Broadway, Suite 200 Denver, CO 80202 (303) 894-2251 Fax (303) 894-2242
Please include a typed self addressed envelope	STATEMENT OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT, OR BOTH
Pursuant to the provisions of the Colorado Business Corporation Act, the Colorado Nonprofit Corporation Act, the Colorado Uniform Limited Partnership Act of 1981 and the Colorado Limited Liability Company Act, the undersigned, organized under the laws of:
submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the State of Colorado:

FIRST:	The name of the corporation, limited partnership or limited liability company is:
Natural Gas Services Group, Inc. --------------------------------------------------------------------
SECOND:	Street address of current REGISTERED OFFICE is:
370 17th Street, Suite 370, Denver, Colorado 80202 ------------------------------------------------------------------- (Include City, State, Zip)
and if changed, the new street address is:
370 17th Street, Suite 370, Denver, Colorado 80202 ------------------------------------------------------------------- (Include City, State, Zip)
THIRD:	The name of its current REGISTERED AGENT is: Thomas S. Smith and if changed, the new registered agent is:
Signature of New Registered Agent:
	Principal place of business:	2911 SCR 1260, Midland, Texas 79706 --------------------------------------------- (City, State, Zip)
The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.
FOURTH: If changing the principal place of business address ONLY, the new address is:
Signature: /s/ Wallace Sparkman
Title: President
Revised 7/97

Annex D

STATE OF COLORADO DONETTA DAVIDSON SECRETARY OF STATE 1560 BROADWAY STE 200 DENVER, CO 80202-5169
RETURN SERVICE REQUESTED
PERIODIC REPORT Fee $25.00 due on or before 02/28/2003	20021334763 M $ 25.00 SECRETARY OF STATE 2-04-2002 15:34:29
19981223954 DPC STATE/COUNTRY OF INC. CO.	NATURAL GAS SERVICES GROUP SMITH THOMAS S 370 17th STREET STE 4700 DENVER CO 80202

Annex D
Official Business - Colorado Secretary of State
Save $$!E-file this report at www.sos.state.co.us/periodic-report
This is a PERIODIC REPORT made on behalf of the entity identified on the reverse side. This Report must be typed or, if legible, it may be hand written. Report current information for the following items. Complete items 1 through 4 or this Report will be rejected. All addresses must be complete.
1.Name of individual completing Report: Thomas S. Smith
2. Name of entity's Registered Agent: Thomas S. Smith, Esq.
3. Street Address of entity's Registered Office(must be in Colorado):
370 17th St., Suite 4700 Denver, Co 80202
-----------------------------------------------------------------------------
If mail is undeliverable to this address, ALSO include a P.O. box address:
4. Address of entity's Principal Office: Same as registered agent
Optional: 5. Additional mailing address for entity:
Optional: 6. Entity's e-mail address
If more space is required for any of the above items, continue on an attached 8 1/2 x 1 I sheet and check here
Deliver this Report to:
Colorado Secretary of State
1560 Broadway Ste 200
Denver CO 80202-5169
Include the fee stated on reverse, payable to: Colorado Secretary of State. This report must be received (not postmarked) on or before the due date stated on the reverse side.
For more information, call 303-894-2200 press 2, fax 303-869-4864, e-mail sos.business@state.co.us, or visit our Web site, www.sos.state.co.us and view existing information.
No Signature Required Form 7.90.501.1 revised 9/11/200
STATEMENT OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT, OR BOTH
Pursuant to Title 7, Colorado Revised Statutes (C.R.S.), the individual named below causes the following statement to be delivered to the Colorado Secretary of State for filing:
1.The name of the entity is: NATURAL GAS SERVICES GROUP' INC.
2.     The entity is organized under the laws of: THE STATE OF COLORADO
3.     The street address of its current registered office is: 370 17th STREET SUITE 4700 DENVER' CO 80202
4.     The street address of the new registered office is: 1625 BROADWAY' SUITE 1600 DENVER' CO 80202
5.     The name of its current registered agent is: THOMAS S. SMITH
6.     The name of its new registered agent is: THOMAS S. SMITH
7.     If the registered agent is changing the street address of the registered agent's business address' notice of the change has been given to the above named entity.
8.     The street addresses of its registered office and of the business office of its registered agent' as changed' will be identical.
9.     The (a) name' and (b) mailing address' of the individual who causes this document to be delivered for filing' and to whom the Secretary of State may deliver notice if filing of this document is refused' are: THOMAS S. SMITH' ESQ. c/o JONES & KELLER' P.C.' 1625 BROADWAY' SUITE 1600' DENVER' COLORADO 80202.

Annex D
ARTICLES OF AMENDMENT
TO THE
AMENDED ARTICLES OF INCORPORATION
OF NATURAL GAS SERVICES GROUP' INC.
Pursuant to the provisions of the Colorado Business Corporation Act' the undersigned Corporation adopts the following Articles of Amendment to tis Amended Articles of Incorporation:
FIRST: The name of the Corporation is Natural Gas Services Group' Inc.
SECOND: The following amendment to the Amended Articles of Incorporation was duly adopted by a vote of the shareholders at a meeting held on June 18' 2003; and the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.
The first paragraph of Section II.6 of Article II of the Articles of Incorporation is hereby amended to change the number of shares of 10% Convertible Series A Preferred Stock from 1'177'000 to 381'654.
The (a) name' and (b) mailing address' of the individual who caused this document to be delivered for filing' and to whom the Secretary of State may deliver notice of filing if this document is refused' is: Scott W. Sparkman' Secretary' Natural Gas Services Group' Inc.' 2911 South County Road 1260' Midland, Texas 79706

Annex D
ARTICLES OF MERGER
MERGING GREAT LAKES COMPRESSION, INC.
INTO
NATURAL GAS SERVICES GROUP, INC.
ARTICLES OF MERGER entered into this 3rd day of December, 2003, by and between Natural Gas Services Group, Inc., a Colorado corporation, and Great Lakes Compression, Inc., a Colorado corporation.
THIS IS TO CERTIFY:
FIRST: NATURAL GAS SERVICES GROUP, INC., a corporation incorporated under the Colorado Business Corporation Act on December 17, 1998 and existing under the laws of the State of Colorado (hereinafter sometimes referred to as the "Parent Corporation"), and Great Lakes Compression, Inc., a corporation incorporated under the Colorado Business Corporations Act on February 6, 2001 and existing under the laws of the State of Colorado (hereinafter sometimes referred to as the "Subsidiary Corporation") agree that the Subsidiary Corporation shall be merged into the Parent Corporation. The terms and conditions of the merger and the mode of carrying the same into effect are as herein set forth in these Articles of Merger. In addition, the Plan of Merger, as required by Sections 7=111=104 and 7=111=105(a) of the Colorado Business Corporations Act, is set forth below and contained within these Articles of Merger.
SECOND: The Parent Corporation shall survive the merger and continue under the name of "NATURAL GAS SERVICES GROUP, INC."
THIRD: The parties to these Articles of Merger are Parent Corporation and Subsidiary Corporation.
FOURTH: No amendment is made to the Articles of Incorporation of Parent Corporation, the surviving corporation, as part of the merger.
FIFTH: The total number of shares of stock of all classes that the Parent Corporation has authority to issue is 30,000,000 shares of common stock and 5,000,000 shares of preferred stock. The total number of shares of stock of all classes which the Subsidiary Corporation has authority to issue is 15,000 shares of common stock and 1,000 shares of preferred stock (hereinafter referred to as the "Subsidiary Stock").
SIXTH: Immediately before the merger, 100% of the outstanding shares of each class of the Subsidiary Corporation were owned by the Parent Corporation.
SEVENTH: All issued shares of the Subsidiary Stock which are owned by the Parent Corporation, and all shares of the Subsidiary Stock held in its treasury, on the date of the merger shall be cancelled without consideration on the effective date of the merger.
EIGHTH: The principal office of the Subsidiary Corporation is located at 2911 SCR 1260, Midland, Texas 79706.
NINTH: The name and address of the registered agent of the Parent Corporation in Colorado, the State of its incorporation, service of process upon whom shall bind such corporation in any action, suit or proceeding pending at the time of filing these Articles of Merger or thereafter instituted or filed against it, are: Thomas S. Smith, 1625 Broadway, Suite 1600, Denver, CO 80202.
TENTH: These Articles of Merger and the merger were not required to be approved by either the shareholder of the Subsidiary Corporation or the shareholders of the Parent Corporation.
ELEVENTH: These Articles of Merger and the merger to be effected hereby were duly advised, authorized and approved by resolution adopted by a majority vote of the entire board of directors of the Parent Corporation on December 3, 2003, and thus the merger was authorized and approved by the Parent Corporation in the manner and by the vote required by the laws of the State of Colorado and by the Articles of Incorporation and Bylaws of said corporation. The approval of these Articles of Merger was duly authorized by all action required by the laws under which Parent Corporation was incorporated or organized and by its constituent documents.
TWELFTH: The effective date of this merger shall be on January 1, 2004, and such effective date complies with Section 7-111-104(5) of the Colorado Business Corporations Act.
THIRTEENTH: The (a) name, and (b) mailing address, of the individual who caused this document to be delivered for filing, and to whom the Secretary of State may deliver notice if filing of this document is refused, is: Scott W. Sparkman, Secretary, Natural Gas Services Group, Inc., 2911 South County Road 1260, Midland, Texas 79706.

Annex D
FOURTEENTH: Parent Corporation will be responsible for the payment of all fees and franchise taxes of the Subsidiary Corporation and Parent Corporation will be obligated to pay such fees and franchise taxes if the same are not timely paid.

Annex D
ARTICLES OF MERGER
MERGING
NGE LEASING, INC.
INTO
NATURAL GAS SERVICES GROUP, INC.
ARTICLES OF MERGER entered into this 3rd day of December, 2003, by and between Natural Gas Services Group, Inc., a Colorado corporation, and NGE Leasing, Inc., a Texas corporation.
THIS IS TO CERTIFY:
FIRST: NATURAL GAS SERVICES GROUP, INC., a corporation incorporated under the Colorado Business Corporation Act on December 17, 1998 and existing under the laws of the State of Colorado (hereinafter sometimes referred to as the "Parent Corporation"), and NGE Leasing, Inc., a corporation incorporated under the Texas Business Corporations Act on February 5, 1996 and existing under the laws of the State of Texas (hereinafter sometimes referred to as the "Subsidiary Corporation") agree that the Subsidiary Corporation shall be merged into the Parent Corporation. The terms and conditions of the merger and the mode of carrying the same into effect are as herein set forth in these Articles of Merger. In addition, the Plan of Merger, as required by Sections 7-111-104 and 7-111-105(a) of the Colorado Business Corporations Act, is set forth below and contained within these Articles of Merger.
SECOND: The Parent Corporation shall survive the merger and continue under the name of "NATURAL GAS SERVICES GROUP, INC."
THIRD: The parties to these Articles of Merger are Parent Corporation and Subsidiary Corporation.
FOURTH: No amendment is made to the Articles of Incorporation of Parent Corporation, the surviving corporation, as part of the merger.
FIFTH: The total number of shares of stock of all classes that the Parent Corporation has authority to issue is 30,000,000 shares of common stock and 5,000,000 shares of preferred stock. The total number of shares of stock of all classes which the Subsidiary Corporation has authority to issue is 1,000 shares of common stock (hereinafter referred to as the "Subsidiary Stock").
SIXTH: Immediately before the merger, 100% of the outstanding shares of each class of the Subsidiary Corporation were owned by the Parent Corporation.
SEVENTH: All issued shares of the Subsidiary Stock which are owned by the Parent Corporation, and all shares of the Subsidiary Stock held in its treasury, on the date of the merger shall be cancelled without consideration on the effective date of the merger.
EIGHTH: The principal office of the Subsidiary Corporation is located at 2911 SCR 1260, Midland, Texas 79706.
NINTH: The name and address of the registered agent of the Parent Corporation in Colorado, the State of its incorporation, service of process upon whom shall bind such corporation in any action, suit or proceeding pending at the time of filing these Articles of Merger or thereafter instituted or filed against it, are: Thomas S. Smith, 1625 Broadway, Suite 1600, Denver, CO 80202.
TENTH: These Articles of Merger and the merger were not required to be approved by either the shareholder of the Subsidiary Corporation or the shareholders of the Parent Corporation.
ELEVENTH: These Articles of Merger and the merger to be effected hereby were duly advised, authorized and approved by resolution adopted by a majority vote of the entire board of directors of the Parent Corporation on December 3, 2003, and thus the merger was authorized and approved by the Parent Corporation in the manner and by the vote required by the laws of the States of Colorado and Texas and by the Articles of Incorporation and Bylaws of said corporation. The approval of these Articles of Merger was duly authorized by all action required by the laws under which Parent Corporation was incorporated or organized and by its constituent documents.
TWELFTH: The effective date of this merger shall be on January 1, 2004, and such effective date complies with Section 7-111-104(5) of the Colorado Business Corporations Act.
THIRTEENTH: The (a) name, and (b) mailing address, of the individual who caused this document to be delivered for filing, and to whom the Secretary of State may deliver notice if filing of this document is refused, is: Scott W. Sparkman, Secretary, Natural Gas Services Group, Inc., 2911 South County Road 1260, Midland, Texas 79706.

Annex D
FOURTEENTH: Parent Corporation will be responsible for the payment of all fees and franchise taxes of the Subsidiary Corporation and Parent Corporation will be obligated to pay such fees and franchise taxes if the same are not timely paid.
IN WITNESS WHEREOF, NATURAL GAS SERVICES GROUP, INC. has caused these Articles of Merger to be signed in its name and on its behalf by its president and witnessed or attested by its secretary as of the 3rd day of December, 2003.
NATURAL GAS SERVICES GROUP, INC
By: /s/ Wayne L. Vinson
Name: Wayne L. Vinson
Its: President
ATTEST:
By: /s/ Scott W. Sparkman
Name: Scott W. Sparkman
Its: Secretary

Annex D
ARTICLES OF MERGER
MERGING
ROTARY GAS SYSTEMS, INC.
INTO
NATURAL GAS SERVICES GROUP, INC.
ARTICLES OF MERGER entered into this 3rd day of December, 2003, by and between Natural Gas Services Group, Inc., a Colorado corporation, and Rotary Gas Systems, Inc., a Texas corporation.
THIS IS TO CERTIFY:
FIRST: NATURAL GAS SERVICES GROUP, INC., a corporation incorporated under the Colorado Business Corporation Act on December 17, 1998 and existing under the laws of the State of Colorado (hereinafter sometimes referred to as the "Parent Corporation"), and Rotary Gas Systems, Inc., a corporation incorporated under the Texas Business Corporations Act on November 2, 1989 and existing under the laws of the State of Texas (hereinafter sometimes referred to as the "Subsidiary Corporation") agree that the Subsidiary Corporation shall be merged into the Parent Corporation. The terms and conditions of the merger and the mode of carrying the same into effect are as herein set forth in these Articles of Merger. In addition, the Plan of Merger, as required by Sections 7-111-104 and 7-111-105(a) of the Colorado Business Corporations Act, is set forth below and contained within these Articles of Merger.
SECOND: The Parent Corporation shall survive the merger and continue under the name of "NATURAL GAS SERVICES GROUP, INC."
THIRD: The parties to these Articles of Merger are Parent Corporation and Subsidiary Corporation.
FOURTH: No amendment is made to the Articles of Incorporation of Parent Corporation, the surviving corporation, as part of the merger.
FIFTH: The total number of shares of stock of all classes that the Parent Corporation has authority to issue is 30,000,000 shares of common stock and 5,000,000 shares of preferred stock. The total number of shares of stock of all classes which the Subsidiary Corporation has authority to issue is 1,000,000 shares of common stock (hereinafter referred to as the "Subsidiary Stock").
SIXTH: Immediately before the merger, 100% of the outstanding shares of each class of the Subsidiary Corporation were owned by the Parent Corporation.
SEVENTH: All issued shares of the Subsidiary Stock which are owned by the Parent Corporation, and all shares of the Subsidiary Stock held in its treasury, on the date of the merger shall be cancelled without consideration on the effective date of the merger.
EIGHTH: The principal office of the Subsidiary Corporation is located at 2911 SCR 1260, Midland, Texas 79706.
NINTH: The name and address of the registered agent of the Parent Corporation in Colorado, the State of its incorporation, service of process upon whom shall bind such corporation in any action, suit or proceeding pending at the time of filing these Articles of Merger or thereafter instituted or filed against it, are: Thomas S. Smith, 1625 Broadway, Suite 1600, Denver, CO 80202.
TENTH: These Articles of Merger and the merger were not required to be approved by either the shareholder of the Subsidiary Corporation or the shareholders of the Parent Corporation.
ELEVENTH: These Articles of Merger and the merger to be effected hereby were duly advised, authorized and approved by resolution adopted by a majority vote of the entire board of directors of the Parent Corporation on December 3, 2003, and thus the merger was authorized and approved by the Parent Corporation in the manner and by the vote required by the laws of the States of Colorado and Texas and by the Articles of Incorporation and Bylaws of said corporation. The approval of these Articles of Merger was duly authorized by all action required by the laws under which Parent Corporation was incorporated or organized and by its constituent documents.
TWELFTH: The effective date of this merger shall be on January 1, 2004, and such effective date complies with Section 7-111-104(5) of the Colorado Business Corporations Act.
THIRTEENTH: The (a) name, and (b) mailing address, of the individual who caused this document to be delivered for filing, and to whom the Secretary of State may deliver notice if filing of this document is refused, is: Scott W. Sparkman, Secretary, Natural Gas Services Group, Inc., 2911 South County Road 1260, Midland, Texas 79706.

Annex D
FOURTEENTH: Parent Corporation will be responsible for the payment of all fees and franchise taxes of the Subsidiary Corporation and Parent Corporation will be obligated to pay such fees and franchise taxes if the same are not timely paid.
IN WITNESS WHEREOF, NATURAL GAS SERVICES GROUP, INC. has caused these Articles of Merger to be signed in its name and on its behalf by its president and witnessed or attested by its secretary as of the 3rd day of December, 2003.
NATURAL GAS SERVICES GROUP, INC.
By: /s/ Wayne L. Vinson
Name: Wayne L. Vinson
Its: President
ATTEST:
By: /s/ Scott W. Sparkman
Name: Scott W. Sparkman
Its: Secretary

Annex D
2004 Periodic Report             DONETTA DAVIDSON
Colorado Secretary of State
File Number:         20041003202
Filing Fee:         $10.00
Filed:         January 6, 2004 11:30 AM MST
Entity ID Number:     19981223954
Entity Name: NATURAL GAS SERVICES GROUP, INC

Jurisdiction of Formation	CO
Person responsible for accuracy of report data:	Thomas S. Smith 1625 Broadway, Suite 1600 Denver, Colorado 80202
Name of Entity's Registered Agent:	THOMAS S. SMITH
Street Address of Registered Office:	1625 BROADWAY, SUITE 1600 DENVER, CO 80202
*PO Box Addr of Registered Office:
Address of Entity's Principal Office:	2911 SOUTH COUNTY ROAD 1260 MIDLAND, TX 79706, United States
*Entity's Additional Mailing Address:
*Denotes optional information that is not required by law.
If no information is displayed for this item, none was reported by the reporting entity. All information available to the Secretary of State is displayed above.
NOTICE:
This "image" is merely a display of information that was filed electronically. It is ot an image that was created by optically scanning a paper document. No such paper document was filed. Consequently, no copy of a paper document is available regarding this filing.
Questions? Contact the Business Division. For contact information, please visit the Secretary of State's web site.

Annex D
STATEMENT OF CHANGE OF REGISTERED OFFICE
OR REGISTERED AGENT, OR BOTH
Form 150 NOT VALID AFTER JUNE 30, 2004
Read about new Forms at www.sos.state.co.us
Filing fee: $5.00
Deliver 3* copies to: Colorado Secretary of State
Business Division, 1560 Broadway, Suite 200
Denver, CO 80202-5169
This document must be typed or machine printed Copies of filed documents may be obtained at www.sos.state.co.us
ABOVE SPACE FOR OFFICE USE ONLY
Pursuant to Title 7 and part 3 of article 90 of title 7, Colorado Revised Statutes (C.R.S.), the following statement is delivered to the Colorado Secretary of State for filing:
1.The name of the entity is: Natural Gas Services Group, Inc. (must be exactly as shown on the records of the Secretary of State) organized under the laws of Colorado (state or country of origin)
2. If above entity is foreign, the assumed entity name, if any, currently using in Colorado:
3. The street address of its current registered office (according to the existing records of the Secretary of State) is:
1625 Broadway, Ste 1600, Denver, Colorado 80202
-----------------------------------------------------------------------------
4. If the registered office address is to be changed, the street address of the new registered office is: 25125 East Plymouth Circle, Aurora, Colorado 80016
----------------------------------------------------------------------------- (must be a street or other physical address in Colorado) If mail is undeliverable to this address, ALSO include a post office box address:
5. The name of its current registered agent is (according to the existing records of the Secretary of State):
Thomas S. Smith -----------------------------------------------------------------------------
6. If the registered agent is to be changed, the name of the new registered agent is: ------------------------------------------------------------------
7. If the registered agent is changing the street address of the registered agent's business address, notice of the change has been given to the above named entity.
8. The street addresses of its registered office and of the business office of its registered agent, as changed, will be identical.
9. (Optional) Address of its principal place of business is:
and if changed, the new address of its principal place of business is: ------
10. The (a) name, and (b) mailing address, of the individual who causes this document to be delivered for filing, and to whom the Secretary of State may deliver notice if filing of this document is refused, are:
Thomas S. Smith, 25125 East Plymouth Circle, Aurora, Colorado 80016 -----------------------------------------------------------------------------

Annex D
Please refer to ss.7-90-301(8), C.R.S.
*NOTE: If this document is changing the registered office or registered agent, the Secretary of State must deliver a copy of the document (1) to the registered office as last designated before the change and (2) to the principal office of the entity.
Disclaimer: This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

Annex E
BYLAWS
OF
NATURAL GAS SERVICES GROUP, INC.
(As amended by the Board on February 4, 2021)
ARTICLE I Offices.
The principal office of the corporation shall be designated from time to time by the corporation and may be within or outside of Colorado.
The corporation may have such other offices, either within or outside Colorado, as the board of directors may designate or as the business of the corporation may require from time to time.
The registered office of the corporation required by the Colorado Business Corporation Act to be maintained in Colorado may be, but need not be, identical with the principal office, and the address of the registered office may be changed from time to time by the board of directors.
ARTICLE II    Shareholders
Section 1.    Annual and Special Meetings.
a.General. The annual meeting of the shareholders shall be held each year on a date and at a time fixed by the board of directors of the corporation (or by the chairman of the board or the president in the absence of action by the board of directors), for the purpose of electing directors and for the transaction of such other business as may properly come before the meeting in compliance with Section 1.02 of this Article II. If the election of directors is not held on the day fixed as provided herein for any annual meeting of the shareholders, or any adjournment thereof, the board of directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as it may conveniently be held. A shareholder may apply to the district court in the county in Colorado where the corporation’s principal office is located or, if the corporation has no principal office in Colorado, to the district court of the county in which the corporation’s registered office is located to seek an order that a shareholder meeting be held (i) if an annual meeting was not held within six months after the close of the corporation’s most recently ended fiscal year or fifteen months after its last annual meeting, whichever is earlier, or (ii) if the shareholder participated in a proper call of or proper demand for a special meeting and notice of the special meeting was not given within thirty days after the date of the call or the date the last of the demands necessary to require calling of the meeting was received by the corporation, or the special meeting was not held in accordance with the notice.
b.Advance Notice of Shareholder Nominations and Proposals.
(a)Definitions
“Exchange Act” the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Public Disclosure” a disclosure made in a press release reported by the Dow Jones News Services, The Associated Press, or a comparable national news service or in a document filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act.
“Shareholder Associated Person” of any shareholder means:
(i)any beneficial owner of shares of stock of the corporation on whose behalf any proposal or nomination is made by such shareholder;
(ii)any affiliates or associates of such shareholder or any beneficial owner described in clause (i); and
(iii)each other person with whom any of the persons described in the foregoing clauses (i) and (ii) either is acting in concert with respect to the corporation or has any agreement, arrangement or understanding (whether written or oral) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy given to such person in response to a public proxy solicitation made generally by such person to all shareholders entitled to vote at any meeting) or disposing of any capital stock of the corporation or to cooperate in obtaining, changing or influencing the control of the corporation (except independent financial, legal and other advisors acting in the ordinary course of their respective businesses).

Annex E
02.     Annual Meetings. At a meeting of the shareholders, only such nominations of persons for the election of directors and such other business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, nominations or such other business must be:
specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or any committee thereof;
a.otherwise properly brought before the meeting by or at the direction of the Board of Directors or any committee thereof; or
b. otherwise properly brought before an annual meeting by a shareholder who is a shareholder of record of the corporation at the time such notice of meeting is delivered, who is entitled to vote at the meeting, and who complies with the notice procedures set forth in this Section 1.02.
In addition, any proposal of business (other than the nomination of persons for election to the Board of Directors) must be a proper matter for shareholder action. For business (including, but not limited to, director nominations) to be properly brought before an annual meeting by a shareholder pursuant to Section 1.02(b)(iii)), the shareholder or shareholders of record intending to propose the business (the “Proposing Shareholder”) must have given timely notice thereof pursuant to this Section 1.02(b) in writing to the secretary of the corporation even if such matter is already the subject of any notice to the shareholders or Public Disclosure from the Board of Directors. To be timely, a Proposing Shareholder’s notice for an annual meeting must be delivered to or mailed and received at the principal executive offices of the corporation: (x) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 60 days after the anniversary of the previous year’s annual meeting; and (y) with respect to any other annual meeting of shareholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the tenth day following the first date of Public Disclosure of the date of such meeting. In no event shall the Public Disclosure of an adjournment or postponement of an annual meeting commence a new notice time period (or extend any notice time period).
03.     Shareholder Nominations. For the nomination of any person or persons for election to the Board of Directors pursuant to Section 1.02(b)(iii) or Section 1.02(e), a Proposing Shareholder’s notice to the secretary of the corporation shall set forth or include:
a.    the name, age, business address, and residence address of each nominee proposed in such notice;
b.     the principal occupation or employment of each such nominee along with information regarding each nominee’s business and finance qualifications that relate to the nominee’s ability to serve as a director of the corporation;
c.     the class and number of shares of capital stock of the corporation which are owned of record and beneficially by each such nominee (if any);
d.     information concerning any direct or indirect beneficial ownership of any equity or derivative interests in any principal competitor of the corporation held by such Proposing Shareholder, beneficial owner, Shareholder Associated Person and each nominee, and any direct or indirect interest of any of the preceding persons in any contract with the corporation, any affiliate of the corporation or any principal competitor of the corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement);
e.     a list of all transactions by such Proposing Shareholder, beneficial owner and any Shareholder Associated Person involving any securities of the corporation, derivative interests, voting agreements or other control or economic interests in the corporation within the six-month period prior to the date of the notice;
f.     such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Exchange Act;

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g.     a written questionnaire with respect to the background and qualification of such proposed nominee (which questionnaire shall be provided by the secretary of the corporation upon written request) and a written statement and agreement executed by each such nominee acknowledging that such person:
i.consents to being named in the corporation’s proxy statement as a nominee and to serving as a director if elected,
ii. intends to serve as a director for the full term for which such person is standing for election, and
iii. makes the following representations: (1) that the director nominee has read and agrees to adhere to the Code of Business Conduct and Ethics, Stock Ownership Guidelines, Clawback Policy, and any other of the corporation’s policies or guidelines applicable to directors, including with regard to securities trading, and (2) that the director nominee is not and will not become a party to any agreement, arrangement, or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not be disclosed to the corporation or any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the corporation, with such person’s fiduciary duties under applicable law, and (3) that the director nominee is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with such person’s nomination for director or service as a director that has not been disclosed to the corporation; and
h. as to the Proposing Shareholder:
i.the name and address of the Proposing Shareholder as they appear on the corporation’s books and of the beneficial owner, if any, on whose behalf the nomination is being made,
ii. the class and number of shares of the corporation which are owned by the Proposing Shareholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of the Proposing Shareholder’s notice, and a representation that the Proposing Shareholder will notify the corporation in writing of the class and number of such shares owned of record and beneficially as of the record date for the meeting within five business days after the record date for such meeting,
iii. a description of any agreement, arrangement, or understanding with respect to such nomination between or among the Proposing Shareholder or the beneficial owner, if any, on whose behalf the nomination is being made and any of their Shareholder Associated Persons (including their names) acting in concert with any of the foregoing, and a representation that the Proposing Shareholder will notify the corporation in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting,
iv. a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proposing Shareholder’s notice by, or on behalf of, the Proposing Shareholder, the beneficial owner or any Shareholder Associated Person, if any, on whose behalf the nomination is being made, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such person or Shareholder Associated Person with respect to shares of stock of the corporation, and a representation that the Proposing Shareholder will notify the corporation in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting,
v. a representation that the Proposing Shareholder is a holder of record of shares of the corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and

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vi. a representation whether the Proposing Shareholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from shareholders in support of the nomination.
The corporation may require any proposed nominee to furnish such other information as it may need to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such nominee.
04.    Other Shareholder Proposals. For all business other than director nominations, a Proposing Shareholder’s notice to the secretary of the corporation shall set forth as to each matter the Proposing Shareholder proposes to bring before the annual meeting:
a.a brief description of the business desired to be brought before the annual meeting;
b.the reasons for conducting such business at the annual meeting;
c.the text of any proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these By-Laws, the language of the proposed amendment);
d.any material interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such shareholder, beneficial owner and Shareholder Associated Person (within the meaning of Section 13(d) of the Exchange Act), if any, on whose behalf the business is being proposed;
e.any other information relating to such shareholder, beneficial owner and Shareholder Associated Person, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;
f.a description of all agreements, arrangements, or understandings between or among such shareholder, beneficial owner and Shareholder Associated Person, if any, on whose behalf the proposal is being made (including their names) in connection with the proposal of such business and any material interest of such shareholder, beneficial owner, or any of their affiliates or associates, in such business, including any anticipated benefit therefrom to such shareholder, beneficial owner, or Shareholder Associated Persons; and
g.the information required by Section 1.02(c)(vi) above.
05. Special Meetings of Shareholders. Unless otherwise prescribed by statute, special meetings of the shareholders may be called for any purpose by the chairman of the board, by the president, by the secretary, by any one director or by the board of directors of the corporation. The president shall call a special meeting of the shareholders if the corporation receives one or more written demands for the meeting, stating the purpose or purposes for which it is to be held, signed and dated by holders of shares representing at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at the meeting. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of shareholders called by the Board of Directors at which directors are to be elected pursuant to the corporation’s notice of meeting:
a.by or at the direction of the Board of Directors or any committee thereof; or
b.provided that the Board of Directors has determined that directors shall be elected at such meeting, by any shareholder of the corporation who is a shareholder of record at the time the notice provided for in this Section 1.02 is delivered to the secretary of the corporation, who is entitled to vote at the meeting and upon such election, and who complies with the notice procedures set forth in this Section 1.02.
In the event the corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any such shareholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the corporation’s notice of meeting, if such shareholder delivers a shareholder’s notice that complies with the requirements of Section 1.02(c) to the secretary of the corporation at its principal executive offices not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business

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on the later of: (x) the 90th day prior to such special meeting; or (y) the tenth (10th) day following the first date of Public Disclosure of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the Public Disclosure of an adjournment or postponement of a special meeting commence a new time period (or extend any notice time period).
06. Effect of Noncompliance. Only such persons who are nominated in accordance with the procedures set forth in this Section 1.02 shall be eligible to be elected at any meeting of shareholders of the corporation to serve as directors and only such other business shall be conducted at a meeting as shall be properly brought before the meeting in accordance with the procedures set forth in this Section 1.02, as applicable. The chairman of the special meeting shall have the power and duty to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.02 as applicable. If any proposed nomination was not made or proposed in compliance with this Section 1.02 or other business was not made or proposed in compliance with this Section 1.02, then except as otherwise provided by law, the chairman of the meeting shall have the power and duty to declare that such nomination shall be disregarded or that such proposed other business shall not be transacted. Notwithstanding anything in these By-laws to the contrary, unless otherwise required by law, if a Proposing Shareholder intending to propose business or make nominations at an annual meeting or propose a nomination at a special meeting pursuant to this Section 1.02 does not provide the information required under this Section 1.02 to the corporation, including the updated information required by Section 1.02(c)(vi)(B), Section 1.02(c)(vi)(C), and Section 1.02(c)(vi)(D) within five business days after the record date for such meeting, or the Proposing Shareholder (or a qualified representative of the Proposing Shareholder) does not appear at the meeting to present the proposed business or nominations, such business or nominations shall not be considered, notwithstanding that proxies in respect of such business or nominations may have been received by the corporation.
Section 2.     Rule 14a-8. This Section 1.02 of these Bylaws shall not apply to a proposal proposed to be made by a shareholder if the shareholder has notified the corporation of the shareholder’s intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the corporation to solicit proxies for such meeting.Place of Meeting. The board of directors may designate any place, either within or outside Colorado, as the place for any annual meeting or any special meeting called by the board of directors. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or outside Colorado, as the place for such meeting. If no designation is made, or if a special meeting is called other than by the board of directors, the place of meeting shall be the principal office of the corporation.
Section 3.    Notice of Meeting. Written notice stating the place, date, and time of the meeting shall be given not less than ten nor more than sixty days before the date of the meeting, except that (i) if the number of authorized shares is to be increased, at least thirty days’ notice shall be given, or (ii) any other longer notice period shall be given if required by the Colorado Business Corporation Act. Notice of a special meeting shall include (i) a description of the purpose or purposes of the meeting, (ii) the reasons for conducting such business at the special meeting, (iii) the text of any proposal or business to be considered at the special meeting, and (iv) the information required in Section 1.02 of these Bylaws. The business conducted at a special meeting shall be limited to such purpose or purposes specified in the notice. Written notice of an annual meeting shall include notice for the election of directors and for the transaction of such other business as may properly come before the meeting in accordance with these Bylaws and shall be determined by the Board of Directors. Notice shall be given personally or by mail, private carrier, telegraph, teletype, electronically transmitted facsimile or other form of wire or wireless communication by or at the direction of the chief executive officer, the president, the secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed and if in a comprehensible form, such notice shall be deemed to be given and effective when deposited in the United States mail, addressed to the shareholder at his address as it appears in the corporation’s current record of shareholders, with postage prepaid. If notice is given other than by mail and provided that such notice is in a comprehensible form, the notice is given and effective on the date received by the shareholder.
If requested by the person or persons lawfully calling such meeting, the secretary shall give notice thereof at corporate expense. No notice need be sent to any shareholder if three successive notices mailed to the last known address of such shareholder have been returned as undeliverable until such time as another address for such shareholder is made known to the corporation by such shareholder. In order to be entitled to receive notice of any meeting, a shareholder shall advise the corporation in writing of any change in such shareholder’s mailing address as shown on the corporation’s books and records.

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When a meeting is adjourned to another date, time or place, notice need not be given of the new date, time or place if the new date, time or place of such meeting is announced before adjournment at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which may have been transacted at the original meeting. If the adjournment is for more than 120 days, or if a new record date is fixed for the adjourned meeting, a new notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting as of the new record date.
A shareholder may waive notice of a meeting before or after the time and date of the meeting by a writing signed by such shareholder. Such waiver shall be delivered to the corporation for filing with the corporate records. Further, by attending a meeting either in person or by proxy, a shareholder waives objection to lack of notice or defective notice of the meeting unless the shareholder objects at the beginning of the meeting to the holding of the meeting or the transaction of business at the meeting because of lack of notice or defective notice. By attending the meeting, the shareholder also waives any objection to consideration at the meeting of a particular matter not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.
Section 4.    Fixing of Record Date. For the purpose of determining shareholders entitled to (i) notice of or vote at any meeting of shareholders or any adjournment thereof, (ii) receive distributions or share dividends, or (iii) demand a special meeting, or to make a determination of shareholders for any other proper purpose, the board of directors may fix a future date as the record date for any such determination of shareholders, such date in any case to be not more than seventy days, and, in case of a meeting of shareholders, not less than ten days, prior to the date on which the particular action requiring such determination of shareholders is to be taken. If no record date is fixed by the board of directors, the record date shall be the date on which notice of the meeting is mailed to shareholders, or the date on which the resolution of the board of directors providing for a distribution is adopted, as the case may be. When a determination of shareholders entitled to vote at any meeting of shareholders is made as provided in this Section, such determination shall apply to any adjournment thereof unless the board of directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.
Notwithstanding the above, the record date for determining the shareholders entitled to take action without a meeting or entitled to be given notice of action so taken shall be the date the corporation first receives a writing upon which the action is taken. The record date for determining shareholders entitled to demand a special meeting shall be the date of the earliest of any of the demands pursuant to which the meeting is called.
Section 5.    Voting Lists. The secretary shall make, at the earlier of ten days before each meeting of shareholders or two business days after notice of the meeting has been given, a complete list of the shareholders entitled to be given notice of such meeting or any adjournment thereof. The list shall be arranged by voting groups and within each voting group by class or series of shares, shall be in alphabetical order within each class or series, and shall show the address of and the number of shares of each class or series held by each shareholder. For the period beginning the earlier of ten days prior to the meeting or two business days after notice of the meeting is given and continuing through the meeting and any adjournment thereof, this list shall be kept on file at the principal office of the corporation, or at a place (which shall be identified in the notice) in the city where the meeting will be held. Such list shall be available for inspection on written demand by any shareholder (including for the purpose of this Section 6 any holder of voting trust certificates) or his agent or attorney during regular business hours and during the period available for inspection. The original stock transfer books shall be prima facie evidence as to the shareholders entitled to examine such list or to vote at any meeting of shareholders.
Any shareholder, his agent or attorney may copy the list during regular business hours and during the period it is available for inspection, provided (i) the shareholder has been a shareholder for at least three months immediately preceding the demand or holds at least five percent of all outstanding shares of any class of shares as of the date of the demand, (ii) the demand is made in good faith and for a purpose reasonably related to the demanding shareholder’s interest as a shareholder, (iii) the shareholder describes with reasonable particularity the purpose and the records the shareholder desires to inspect, (iv) the records are directly connected with the described purpose, and (v) the shareholder pays a reasonable charge covering the costs of labor and material for such copies, not to exceed the estimated cost of production and reproduction.
Section 6.    Recognition Procedure for Beneficial Owners. The board of directors may adopt by resolution a procedure whereby a shareholder of the corporation may certify in writing to the corporation that all or a portion of the shares registered in the name of such shareholder are held for the account of a specified person or persons. The resolution may set forth (i) the types of nominees to which it applies, (ii) the rights or privileges that the corporation will recognize in a beneficial owner, which may include rights and privileges other than voting, (iii) the form of certification and the information to be contained therein, (iv) if the certification is with

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respect to a record date, the time within which the certification must be received by the corporation, (v) the period for which the nominee’s use of the procedure is effective, and (vi) such other provisions with respect to the procedure as the board of directors deems necessary or desirable. Upon receipt by the corporation of a certificate complying with the procedure established by the board of directors, the persons specified in the certification shall be deemed, for the purpose or purposes set forth in the certification, to be the registered holders of the number of shares specified in place of the shareholder making the certification.
Section 7.    Quorum and Manner of Acting. A majority of the votes entitled to be cast on a matter by a voting group shall constitute a quorum of that voting group for action on the matter. If less than a majority of such votes are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time without further notice, for a period not to exceed 120 days for any one adjournment. If a quorum is present at such adjourned meeting, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, unless the meeting is adjourned and a new record date is set for the adjourned meeting.
If a quorum exists, except as required by law or except as provided in the Articles of Incorporation, except as provided in Section 2 of Article III and except as provided in Section 3 of Article VIII, action on a matter other than the election of directors by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action.
Section 8.    Proxies. At all meetings of shareholders, a shareholder may vote by proxy by signing an appointment form or similar writing, either personally or by his duly authorized attorney-in-fact. A shareholder may also appoint a proxy by transmitting or authorizing the transmission of a telegram, teletype, or other electronic transmission providing a written statement of the appointment to the proxy, a proxy solicitor, proxy support service organization, or other person duly authorized by the proxy to receive appointments as agent for the proxy, or to the corporation. The transmitted appointment shall set forth or be transmitted with written evidence from which it can be determined that the shareholder transmitted or authorized the transmission of the appointment. The proxy appointment form or similar writing shall be filed with the secretary of the corporation before or at the time of the meeting. The appointment of a proxy is effective when received by the corporation and is valid for eleven months unless a different period is expressly provided in the appointment form or similar writing.
Any complete copy, including an electronically transmitted facsimile, of an appointment of a proxy may be substituted for or used in lieu of the original appointment for any purpose for which the original appointment could be used.
Revocation of a proxy does not affect the right of the corporation to accept the proxy’s authority unless (i) the corporation had notice that the appointment was coupled with an interest and notice that such interest is extinguished is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment, or (ii) other notice of the revocation of the appointment is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment. Other notice of revocation may, in the discretion of the corporation, be deemed to include the appearance at a shareholders’ meeting of the shareholder who granted the proxy and his voting in person on any matter subject to a vote at such meeting.
The death or incapacity of the shareholder appointing a proxy does not affect the right of the corporation to accept the proxy’s authority unless notice of the death or incapacity is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment.
The corporation shall not be required to recognize an appointment made irrevocable if it has received a writing revoking the appointment signed by the shareholder (including a shareholder who is a successor to the shareholder who granted the proxy) either personally or by his attorney-in-fact, notwithstanding that the revocation may be a breach of an obligation of the shareholder to another person not to revoke the appointment.
Subject to Section 11 of Article II and any express limitation on the proxy’s authority appearing on the appointment form, the corporation is entitled to accept the proxy’s vote or other action as that of the shareholder making the appointment.
Section 9.    Voting of Shares. Each outstanding share, regardless of class shall be entitled to one vote, except in the election of directors, and each fractional share shall be entitled to a corresponding fractional vote on each matter submitted to a vote at a meeting of shareholders, except to the extent that the voting rights of the shares of any class or classes are limited or denied by the Articles of incorporation as permitted by the Colorado

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Business Corporation Act. Cumulative voting shall not be permitted in the election of directors or for any other purpose.
Each record holder of stock shall be entitled to vote in the election of directors and shall have as many votes for each of the shares owned by him as there are directors to be elected and for whose election he has the right to vote. Except as provided in Section 4 of Article III, each director shall be elected by the vote of the majority of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present; provided that if the number of director nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this section, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” with respect to that director (with abstentions and broker non-votes not counted as either a vote “for” or “against” the nominee’s election. In the event a director fails to receive an affirmative majority of the votes cast in an election where the number of nominees is less than or equal to the number of directors to be elected, the Board of Directors, within its powers, may decrease the number of directors, fill the vacancy, or take other appropriate action.
Except as otherwise ordered by a court of competent jurisdiction upon a finding that the purpose of this Section would not be violated in the circumstances presented to the court, the shares of the corporation are not entitled to be voted if they are owned, directly or indirectly, by a second corporation, domestic or foreign, and the first corporation owns, directly or indirectly, a majority of the shares entitled to vote for directors of the second corporation except to the extent the second corporation holds the shares in a fiduciary capacity.
Redeemable shares are not entitled to be voted after notice of redemption is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.
Section 10.    Corporation’s Acceptance of Votes. If the name signed on a vote, consent, waiver, proxy appointment, or proxy appointment revocation corresponds to the name of a shareholder, the corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, proxy appointment or proxy appointment revocation and give it effect as the act of the shareholder. If the name signed on a vote, consent, waiver, proxy appointment or proxy appointment revocation does not correspond to the name of a shareholder, the corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver, proxy appointment or proxy appointment revocation and to give it effect as the act of the shareholder if:
(i)the shareholder is an entity and the name signed purports to be that of an officer or agent of the entity;
(ii)the name signed purports to be that of an administrator, executor, guardian or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;
(iii)the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;
(iv)the name signed purports to be that of a pledgee, beneficial owner or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory’s authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;
(v)two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-tenants or fiduciaries, and the person signing appears to be acting on behalf of all the co-tenants or fiduciaries; or
(vi)the acceptance of the vote, consent, waiver, proxy appointment or proxy appointment revocation is otherwise proper under rules established by the corporation that are not inconsistent with this Section 11.
The corporation is entitled to reject a vote, consent, waiver, proxy appointment or proxy appointment revocation if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory’s authority to sign for the shareholder.

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Neither the corporation nor its officers nor any agent who accepts or rejects a vote, consent, waiver, proxy appointment or proxy appointment revocation in good faith and in accordance with the standards of this Section is liable in damages for the consequences of the acceptance or rejection.
Section 11.    Meetings by Telecommunication. Any or all of the shareholders may participate in an annual or special shareholders’ meeting by, or the meeting may be conducted through the use of, any means of communication by which all persons participating in the meeting may hear each other during the meeting. A shareholder participating in a meeting by this means is deemed to be present in person at the meeting.
ARTICLE III    Board of Directors
Section 1.    General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under, the direction of its board of directors, except as otherwise provided in the Colorado Business Corporation Act or the Articles of Incorporation.
Section 2.    Number, Qualifications and Tenure. The business and affairs of the corporation shall be managed or be under the direction of the Board of Directors; and, subject to any restrictions imposed by law, by the Articles of Incorporation, or by these Bylaws, the Board of Directors may exercise all the powers of the corporation. The Board of Directors shall consist of three (3) members, unless otherwise determined from time to time by resolution adopted by at least 80% of the votes entitled to be cast by each voting group entitled to vote thereon, or by unanimous consent of the Board of Directors. No decrease shall affect the shortening of the term of any incumbent director. Directors need not be residents of Colorado or shareholders of the corporation absent provision to the contrary in the Articles of Incorporation or laws of the State of Colorado.
Section 3.    Removal of Directors. Any director or the entire Board of Directors may be removed from office, at any time, but only for cause, at any special meeting of shareholders by the affirmative vote of at least 80% of the votes entitled to be cast by each voting group entitled to vote thereon at such meeting, if notice of the intention to act upon such matter shall have been given in the notice calling such meeting. If the notice calling such meeting shall have so provided, the vacancy caused by such removal may be filled at such meeting by the affirmative vote of at least 80% of the shares of the votes entitled to be cast by each voting group entitled to vote thereon.
Section 4.    Vacancies. Any director may resign at any time by giving written notice to the corporation. Such resignation shall take effect at the time the notice is received by the corporation unless the notice specifies a later effective date. Unless otherwise specified in the notice of resignation, the corporation’s acceptance of such resignation shall not be necessary to make it effective. Any vacancy on the board of directors may be filled by the affirmative vote of a majority of the shareholders or the board of directors. If the directors remaining in office constitute fewer than a quorum of the board of directors, the directors may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. If elected by the directors, the director shall hold office until the next annual shareholders’ meeting at which directors are elected. If elected by the shareholders, the director shall hold office for the unexpired term of his predecessor in office; except that, if the directors’ predecessor was elected by the directors to fill a vacancy, the director elected by the shareholders shall hold office for the unexpired term of the last predecessor elected by the shareholders.
Section 5.    Regular Meetings. A regular meeting of the board of directors shall be held without notice immediately after and at the same place as the annual meeting of shareholders. The board of directors may provide by resolution the time and place, either within or outside Colorado, for the holding of additional regular meetings without other notice.
Section 6.    Special Meetings. Special meetings of the board of directors may be called by or at the request of the chairman of the board, the president or any two directors. The person or persons authorized to call special meetings of the board of directors may fix any place, either within or outside Colorado, as the place for holding any special meeting of the board of directors called by them.
Section 7.     Notice. Notice of any special meeting shall be given at least two days prior to the meeting by written notice either personally delivered or mailed to each director at his business address, or by notice transmitted by telegraph, telex, electronically transmitted facsimile or other form of wire or wireless communication. If mailed, such notice shall be deemed to be given and to be effective on the earlier of (i) three days after such notice is deposited in the United States mail, properly addressed, with postage prepaid, or (ii) the date shown on the return receipt, if mailed by registered or certified mail return receipt requested. If notice is given by telex, electronically transmitted facsimile or other similar form of wire or wireless communication, such notice shall be deemed to be given and to be effective when sent and with respect to a telegram, such notice shall be deemed to be given and to be effective when the telegram is delivered to the telegraph company. If a director

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has designated in writing one or more reasonable addresses or facsimile numbers for delivery of notice to him, notice sent by mail, telegraph, telex, electronically transmitted facsimile or other form of wire or wireless communication shall not be deemed to have been given or to be effective unless sent to such addresses or facsimile numbers, as the case may be.
A director may waive notice of a meeting before or after the time and date of the meeting by a writing signed by such director. Such waiver shall be delivered to the corporation for filing with the corporate records. Further, a director’s attendance at or participation in a meeting waives any required notice to him of the meeting unless at the beginning of the meeting, or promptly upon his later arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.
Section 8    Quorum. A majority of the number of directors fixed pursuant to Section 2 of this Article III shall constitute a quorum for the transaction of business at any meeting of the board of directors.
If less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, for a period not to exceed sixty days at any one adjournment.
Section 9.    Manner of Acting. Unless otherwise specified herein, the act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors.
Section 10.    Compensation
. By resolution of the board of directors, any director may be paid any one or more of the following: his expenses, if any, of attendance at meetings, a fixed sum for attendance at each meeting, a stated salary as director, or such other compensation as the board of directors and the director may reasonably agree upon. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.
Section 11.    Presumption of Assent. A director of the corporation who is present at a meeting of the board of directors or committee of the board of directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless (i) the director objects at the beginning of the meeting, or promptly upon his later arrival, to the holding of the meeting or the transaction of business at the meeting and does not thereafter vote for or assent to any action taken at the meeting, (ii) the director contemporaneously requests that his dissent or abstention as to any specific action taken be entered in the minutes of the meeting, or (iii) the director causes written notice of his dissent or abstention as to any specific action to be received by the presiding officer of the meeting before its adjournment or by the corporation promptly after the adjournment of the meeting. A director may dissent to a specific action at a meeting, while assenting to others. The right to dissent to a specific action taken at a meeting of the board of directors or a committee of the board of directors shall not be available to a director who voted in favor of such action.
Section 12.    Committees. By resolution adopted by a majority of all the directors in office when the action is taken, the board of directors may designate from among its members an executive committee and one or more other committees and appoint one or more members of the board of directors to serve on them. To the extent provided in the resolution, each committee shall have all the - authority of the board of directors, except that no such committee shall have the authority to (i) authorize distributions, (ii) approve or propose to shareholders actions or proposals required by the Colorado Business Corporation Act to be approved by shareholders, (iii) fill vacancies on the board of directors or any committee thereof, (iv) amend Articles of Incorporation, (v) adopt, amend or repeal the bylaws, (vi) approve a plan of merger not requiring shareholder approval, (vii) authorize or approve the reacquisition of shares unless pursuant to a formula or method prescribed by the board of directors, or (viii) authorize or approve the issuance or sale of shares, or contract for the sale of shares or determine the designations and relative rights, preferences and limitations of a class or series of shares, except that the board of directors may authorize a committee or officer to do so within limits specifically prescribed by the board of directors. The committee shall then have full power within the limits set by the board of directors to adopt any final resolution setting forth all preferences, limitations and relative rights of such class or series and to authorize an amendment of the Articles of Incorporation stating the preferences, limitations and relative rights of a class or series for filing with the Secretary of State under the Colorado Business Corporation Act.
Sections 5, 6, 7, 8 and 13 of Article III, which govern meetings, notice, waiver of notice, quorum, voting requirements and action without a meeting of the board of directors, shall apply to committees and their members appointed under this Section 12.

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Neither the designation of any such committee, the delegation of authority to such committee, nor any action by such committee pursuant to its authority shall alone constitute compliance by any member of the board of directors or a member of the committee in question with his responsibility to conform to the standard of care set forth in Article III Section 15 of these bylaws.
Section 13.    Informal Action by Directors. Any action required or permitted to be taken at a meeting of the directors or any committee designated by the board of directors may be taken without a meeting if a written consent (or counterparts thereof) that sets forth the action so taken is signed by all of the directors or committee members entitled to vote with respect to the action taken. Such consent shall have the same force and effect as a unanimous vote of the directors or committee members and may be stated as such in any document. Unless the consent specifies a different effective date, action taken under this Section 13 is effective at the time the last director signs a writing describing the action taken, unless, before such time, any director has revoked his consent by a writing signed by the director and received by the president or the secretary of the corporation.
Section 14.    Telephonic Meetings. The board of directors may permit any director (or any member of a committee designated by the board of directors) to participate in a regular or special meeting of the board of directors or a committee thereof through the use of any means of communication by which all directors participating in the meeting can hear each other during the meeting. A director participating in a meeting in this manner is deemed to be present in person at the meeting.
Section 15     Standard of Care. A director shall perform his duties as a director, including without limitation his duties as a member of any committee of the board of directors, in good faith, in a manner he reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. In performing his duties, a director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by the persons herein designated. However, he shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance to be unwarranted. A director shall not be liable to the corporation or its shareholders for any action he takes or omits to take as a director if, in connection with such action or omission, he performs his duties in compliance with this Section 15.
The designated persons on whom a director is entitled to rely are (i) one or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented, (ii) legal counsel, public accountant, or other person as to matters which the director reasonably believes to be within such person’s professional or expert competence, or (iii) a committee of the board of directors on which the director does not serve if the director reasonably believes the committee merits confidence.
ARTICLE IV    Officers and Agents
Section 1.    General. The officers of the corporation shall be a chief executive officer, a president, a secretary and a treasurer, each of whom shall be a natural person eighteen years of age or older. The board of directors or an officer or officers authorized by the board of directors may appoint such other officers, assistant officers, committees and agents, assistant secretaries and assistant treasurers, as they may consider necessary. The board of directors or the officer or officers authorized by the board of directors shall from time to time determine the procedure for the appointment of officers, their term of office, their authority and duties and their compensation. One person may hold more than one office. In all cases where the duties of any officer, agent or employee are not prescribed by the bylaws or by the board of directors, such officer, agent or employee shall follow the orders and instructions of the president of the corporation.
Section 2.    Appointment and Term of Office. The officers of the corporation shall be appointed by the board of directors at each annual meeting of the board of directors held after each annual meeting of the shareholders. If the appointment of officers is not made at such meeting or if an officer or officers are to be appointed by another officer or officers of the corporation, such appointments shall be made as soon thereafter as conveniently possible. Each officer shall hold office until the first of the following occurs: his successor shall have been duly appointed and qualified, his death, his resignation, or his removal in the manner provided in Article IV, Section 3.
Section 3.    Resignation and Removal. An officer may resign at any time by giving written notice of resignation to the corporation. The resignation is effective when the notice is received by the corporation unless the notice specifies a later effective date.
Any officer or agent may be removed at any time with or without cause by the board of directors or an officer or officers authorized by the board of directors or by the shareholders. Such removal does not affect the contract

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rights, if any, of the corporation or of the person so removed. The appointment of an officer or agent shall not in itself create contract rights.
Section 4.    Vacancies. A vacancy in any office, however occurring, may be filled by the board of directors, or by the officer or officers authorized by the board of directors, for the unexpired portion of the officer’s term. If an officer resigns and his resignation is made effective at a later date, the board of directors, or officer or officers authorized by the board of directors, may permit the officer to remain in office until the effective date and may fill the pending vacancy before the effective date if the board of directors or officer or officers authorized by the board of directors provide that the successor shall not take office until the effective date. In the alternative, the board of directors, or officer or officers authorized by the board of directors, may remove the officer at any time before the effective date and may fill the resulting vacancy.
Section 5.    Chairman of the Board. The chairman of the board of directors, if appointed and if available, or if not appointed or not available, the chief executive officer, or if not appointed or not available, the president, shall preside at all meetings of the shareholders and of the board of directors.
Section 6.    Chief Executive Officer. The chief executive officer shall be subject to the control of the board of directors and shall in general supervise and control all business and affairs of the corporation. The chief executive officer may sign, with the secretary or any other proper officer of the corporation thereunto authorized by the board of directors, certificates for shares of the corporation, deeds, mortgages, bonds, contracts, and other obligations in the name of the corporation, which the board of directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed and executed; and in general shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the board of directors from time to time.
Section 7.    President. The president shall assist the chairman of the board and the chief executive officer and shall perform such duties as may be assigned to him by the chairman of the board, the chief executive officer or by the board of directors.
Section 8.    Chief Operating Officer. The chief operating officer, if appointed, shall be in charge of the actual day-to-day operations of the business of the corporation.
Section 9.    Vice Presidents. If appointed, the vice presidents shall assist the chairman of the board, the chief executive officer and the president and shall perform such duties as may be assigned to them by the chairman of the board, the chief executive officer and the president or by the board of directors. In the absence of the chairman of the board, the chief executive officer and the president, the vice president, if any (or, if more than one, the vice presidents in the order designated by the board of directors, or if the board of directors makes no such designation, then the vice president designated by the chairman of the board, the chief executive officer or by the president, or if neither the board of directors, the chairman of the board, the chief executive officer nor the president makes any such designation, the senior vice president as determined by first election to that office), shall have the powers and perform the duties of the chairman of the board, the chief executive officer and the president.
Section 10.    Secretary. The secretary shall (i) prepare and maintain as permanent records the minutes of the proceedings of the shareholders and the board of directors, a record of all actions taken by the shareholders or board of directors without a meeting, a record of all actions taken by a committee of the board of directors in place of the board of directors on behalf of the corporation, and a record of all waivers of notice of meetings of shareholders and of the board of directors or any committee thereof, (ii) see that all notices are duly given in accordance with the provisions of these bylaws and as required by law, (iii) serve as custodian of the corporate records and of the seal of the corporation and affix (the seal to all documents when authorized by the board of directors, (iv) keep at the corporation’s registered office or principal place of business a record containing the names and addresses of all shareholders in a form that permits preparation of a list of shareholders arranged by voting group and by class or series of shares within each voting group, that is alphabetical within each class or series and that shows the address of, and the number of shares of each class or series held by, each shareholder, unless such a record shall be kept at the office of the corporation’s transfer agent or registrar, (v) maintain at the corporation’s principal office the originals or copies of the corporation’s Articles of Incorporation, bylaws, minutes of all shareholders’ meetings and records of all action taken by shareholders without a meeting for the past three years, all written communications within the past three years to shareholders as a group or to the holders of any class or series of shares as a group, a list of the names and business addresses of the current directors and officers, a copy of the corporation’s most recent corporate report filed with the Secretary of State, and financial statements showing in reasonable detail the corporation’s assets and liabilities and results of operations for the

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last three years, (vi) have general charge of the stock transfer books of the corporation, unless the corporation has a transfer agent, (vii) authenticate records of the corporation, and (viii) in general, perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the chief executive officer, the president or by the board of directors. Assistant secretaries, if any, shall have the same duties and powers as the secretary, subject to supervision by the secretary. The directors and/or shareholders may however respectively designate a person other than the secretary or assistant secretary to keep the minutes of their respective meetings.
Any books, records, or minutes of the corporation may be in written form or in any form capable of being converted into written form within a reasonable time.
Section 11.    Treasurer. The treasurer shall be the principal financial officer of the corporation, shall have the care and custody of all funds, securities, evidences of indebtedness and other personal property of the corporation and shall deposit the same in accordance with the instructions of the board of directors. He shall receive and give receipts and acquittances for money paid in on account of the corporation and shall pay out of the corporation’s funds on hand all bills, payrolls and other just debts of the corporation of whatever nature upon maturity. He shall perform all other duties incident to the office of the treasurer and, upon request of the board of directors, shall make such reports to it as may be required at any time. He shall, if required by the board of directors, give the corporation a bond in such sums and with such sureties as shall be satisfactory to the board of directors, conditioned upon the faithful performance of his duties and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation. He shall have such other powers and perform such other duties, as may from time to time be prescribed by the board of directors, the chief executive officer or the president. The assistant treasurers, if any, shall have the same powers and duties as the treasurer, subject to the supervision of the treasurer.
The treasurer shall also be the principal accounting officer of the corporation. He shall prescribe and maintain the methods and systems of accounting to be followed, keep complete books and records of account as required by the Colorado Business Corporation Act, prepare and file all local, state and federal tax returns, prescribe and maintain an adequate system of internal audit and prepare and furnish to the chief executive officer, the president and the board of directors statements of account showing the financial position of the corporation and the results of its operations.
ARTICLE V    Stock
Section 1.    Certificates. The board of directors shall be authorized to issue any of its classes of shares with or without certificates, provided that the board of directors may provide by resolution or resolutions that some or all of any or all classes or series of the corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the board of directors, every holder of stock represented by a certificate or certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate or certificates representing the number of shares of stock owned by him in the corporation registered in certificate form. If the shares are represented by certificates, such shares shall be represented by consecutively numbered certificates signed, either manually or by facsimile, in the name of the corporation by the chief executive officer or the president and by the secretary or by one or more other persons designated by the board of directors. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, such certificate may nonetheless be issued by the corporation with the same effect as if he were such officer at the date of its issue. Certificates of stock shall be in such form and shall contain such information consistent with the law as shall be prescribed by the board of directors. If shares are not represented by certificates, within a reasonable time following the issue or transfer of such shares, the corporation shall send the shareholder a complete written statement of all of the information required to be provided to holders of uncertificated shares by the Colorado Business Corporation Act. Except as otherwise provided by law, the rights and obligations of holders of uncertificated shares and the rights and obligations of the holders of certificated shares of the same class and series shall be identical.
Section 2.    Consideration for Shares. Certificated or uncertificated shares shall not be issued until the shares represented thereby are fully paid. The board of directors may authorize the issuance of certificated or uncertificated shares for consideration consisting of any tangible or intangible property of benefit to the corporation, including cash, promissory notes, services performed or other securities of the corporation. Future services shall not constitute payment or partial payment for shares of the corporation. The promissory note of a subscriber or an affiliate of a subscriber shall not constitute payment or partial payment for shares of the

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corporation unless the note is negotiable and is secured by collateral, other than the shares being purchased, having a fair market value at least equal to the principal amount of the note. For purposes of this Section 2, “promissory note” means a negotiable instrument on which there is an obligation to pay independent of collateral and does not include a non-recourse note.
Section 3.    Lost Certificates. In case of the alleged loss, destruction or mutilation of a certificate of stock, the board of directors may direct the issuance of a new certificate or may register uncertificated shares in lieu thereof upon such terms and conditions in conformity with law as the board of directors may prescribe. The board of directors may in its discretion require an affidavit of lost certificate and/or a bond in such form and amount and with such surety as it may determine before issuing a new certificate or registering uncertificated shares.
Section 4.    Transfer of Shares. Transfer of shares shall be made only on the books of the corporation by the registered holder thereof, or by such holder’s attorney thereunto authorized by power of attorney and filed with the Secretary of the corporation or a transfer agent of the corporation. If such shares are certificated, upon surrender to the corporation or to a transfer agent of the corporation of a certificate of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and receipt of such documentary stamps as may be required by law and evidence of compliance with all applicable securities laws and other restrictions, the corporation shall issue a new certificate or register uncertificated shares to the person entitled thereto, and cancel the old certificate. Upon the receipt of proper transfer instructions of uncertificated shares by the holders thereof in person or by their duly authorized attorney, such uncertificated shares shall be cancelled and the corporation shall issue new equivalent certificated shares or register uncertificated shares to the person entitled thereto. Every such transfer of certificated or uncertificated shares shall be entered on the stock books of the corporation which shall be kept at its principal office or by the person and the place designated by the board of directors.
Except as otherwise expressly provided in Article II, Sections 7 and 11, and except for the assertion of dissenters’ rights to the extent provided in Article 113 of the Colorado Business Corporation Act, the corporation shall be entitled to treat the registered holder of any shares of the corporation as the owner thereof for all purposes, and the corporation shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares on the part of any person other than the registered holder, including without limitation any purchaser, assignee or transferee of such shares or rights deriving from such shares, unless and until such other person becomes the registered holder of such shares, whether or not the corporation shall have either actual or constructive notice of the claimed interest of such other person.
Section 5.    Transfer Agent, Registrars and Paying Agents. The board of directors may at its discretion appoint one or more transfer agents, registrars and agents for making payment upon any class of stock, bond, debenture or other security of the corporation. Such agents and registrars may be located either within or outside Colorado. They shall have such rights and duties and shall be entitled to such compensation as may be agreed.
ARTICLE VI    Indemnification of Certain Persons
Section 1.    Indemnification. For purposes of Article VI, a “Proper Person” means any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal, by reason of the fact that he is or was a director, officer, employee, fiduciary or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary or agent of any foreign or domestic profit or nonprofit corporation or of any partnership, joint venture, trust, profit or nonprofit unincorporated association, limited liability company, or other enterprise or employee benefit plan. The corporation shall indemnify any Proper Person against reasonably incurred expenses (including attorneys’ fees), judgments, penalties, fines (including any excise tax assessed with respect to an employee benefit plan) and amounts paid in settlement reasonably incurred by him in connection with such action, suit or proceeding if it is determined by the groups set forth in Section 4 of this Article VI that he conducted himself in good faith and that he reasonably believed (i) in the case of conduct in his official capacity with the corporation, that his conduct was in the corporation’s best interests, or (ii) in all other cases (except criminal cases), that his conduct was at least not opposed to the corporation’s best interests, or (iii) in the case of any criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful. A Proper Person will be deemed to be acting in his official capacity while acting as a director, officer, employee or agent on behalf of this corporation and not while acting on this corporation’s behalf for some other entity.

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No indemnification shall be made under this Article VI to a Proper Person with respect to any claim, issue or matter in connection with a proceeding by or in the right of a corporation in which the Proper Person was adjudged liable to the corporation or in connection with any proceeding charging that the Proper Person derived an improper personal benefit, whether or not involving action in an official capacity, in which he was adjudged liable on the basis that he derived an improper personal benefit. Further, indemnification under this Section in connection with a proceeding brought by or in the right of the corporation shall be limited to reasonable expenses, including attorneys’ fees, incurred in connection with the proceeding.
Section 2.    Right to Indemnification. The corporation shall indemnify any Proper Person who was wholly successful, on the merits or otherwise, in defense of any action, suit, or proceeding as to which he was entitled to indemnification under Section 1 of this Article VI against expenses (including attorneys’ fees) reasonably incurred by him in connection with the proceeding without the necessity of any action by the corporation other than the determination in good faith that the defense has been wholly successful.
Section 3.    Effect of Termination of Action. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person seeking indemnification did not meet the standards of conduct described in Section 1 of this Article VI. Entry of a judgment, by consent as part of a settlement shall not be deemed an adjudication of liability, as described in Section 2 of this Article VI.
Section 4.    Groups Authorized to Make Indemnification Determination. Except where there is a right to indemnification as set forth in Sections 1 or 2 of this Article VI or where indemnification is ordered by a court in Section 5 of this Article VI, any indemnification shall be made by the corporation only as authorized in the specific case upon a determination by a proper group that indemnification of the Proper Person is permissible under the circumstances because he has met the applicable standards of conduct set forth in Section 1 of this Article VI. This determination shall be made by the board of directors by a majority vote of those present at a meeting at which a quorum is present, which quorum shall consist of directors not parties to the proceeding (“Quorum”). If a Quorum cannot be obtained, the determination shall be made by a majority vote of a committee of the board of directors designated by the board, which committee shall consist of two or more directors not parties to the proceeding, except that directors who are parties to the proceeding may participate in the designation of directors for the committee. If a Quorum of the board of directors cannot be obtained and the committee cannot be established, or even if a Quorum is obtained or the committee is designated and a majority of the directors constituting such Quorum or committee so directs, the determination shall be made by (i) independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in this Section 4 or, if a Quorum of the full board of directors cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the fall board of directors (including directors who are parties to the action) or (ii) a vote of the shareholders.
Section 5.    Court-Ordered Indemnification. Any Proper Person may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction for mandatory indemnification under Section 2 of this Article VI, including indemnification for reasonable expenses incurred to obtain court-ordered indemnification. If the court determines that such Proper Person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not he met the standards of conduct set forth in Section 1 of this Article VI or was adjudged liable in the proceeding, the court may order such indemnification as the court deems proper except that if the Proper Person has been adjudged liable, indemnification shall be limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.
Section 6.    Advance of Expenses. Reasonable expenses (including attorneys’ fees) incurred in defending an action, suit or proceeding as described in Section 1 of this Article VI may be paid by the corporation to any Proper Person in advance of the final disposition of such action, suit or proceeding upon receipt of (i) a written affirmation of such Proper Person’s good faith belief that he has met the standards of conduct prescribed by Section 1 of this Article VI, (ii) a written undertaking, executed personally or on the Proper Person’s behalf, to repay such advances if it is ultimately determined that he did not meet the prescribed standards of conduct (the undertaking shall be an unlimited general obligation of the Proper Person but need not be secured and may be accepted without reference to financial ability to make repayment), and (iii) a determination is made by the proper group (as described in Section 4 of this Article VI) that the facts as then known to the group would not preclude indemnification. Determination and authorization of payments shall be made in the same manner specified in Section 4 of this Article VI.

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Section 7.    Witness Expenses. The sections of this Article VI do not limit the corporation’s authority to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he has not been made a named defendant or respondent in the proceeding.
Section 8.    Report to Shareholders. Any indemnification of or advance of expenses to a director in accordance with this Article VI, if arising out of a proceeding by or on behalf of the corporation, shall be reported in writing to the shareholders with or before the notice of the next shareholders’ meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.
ARTICLE VII    Provision of Insurance
By action of the board of directors, notwithstanding any interest of the directors in the action, the corporation may purchase and maintain insurance, in such scope and amounts as the board of directors deems appropriate, on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the corporation, or who, while a director, officer, employee, fiduciary or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary or agent of any other foreign or domestic corporation or of any partnership, joint venture, trust, profit or nonprofit unincorporated association, limited liability company or other enterprise or employee benefit plan, against any liability asserted against, or incurred by, him in that capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of Article VI or applicable law. Any such insurance may be procured from any insurance company designated by the board of directors of the corporation, whether such insurance company is formed under the laws of Colorado or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity interest or any other interest, through stock ownership or otherwise.
ARTICLE VIII    Miscellaneous
Section 1.    Seal. The corporate seal of the corporation shall be circular in form and shall contain the name of the corporation and the words, “Seal, Colorado.”
Section 2.    Fiscal Year. The fiscal year of the corporation shall be as established by the board of directors.
Section 3.    Amendments. Except as hereinafter stated, the board of directors shall have power, to the maximum extent permitted by the Colorado Business Corporation Act, to make, amend and repeal the bylaws of the corporation at any regular or special meeting of the board of directors unless the shareholders, in making, amending or repealing a particular bylaw, expressly provide that the directors may not amend or repeal such bylaw. The directors may not amend Sections 2 or 3 of Article III, Article VI or Section 3 of Article VIII of the bylaws. Sections 2 and 3 of Article Ill, Article VI and Section 3 of Article VIII of the bylaws can only be amended or repealed by 80% of the votes of the shareholders entitled to be cast thereon. The shareholders also shall have the power to make, amend or repeal the bylaws of the corporation at any annual meeting or at any special meeting called for that purpose.
Section 4.    Gender. The masculine gender is used in these bylaws as a matter of convenience only and shall be interpreted to include the feminine and neuter genders as the circumstances indicate.
Section 5.    Conflicts. In the event of any irreconcilable conflict between these bylaws and either the corporation’s Articles of Incorporation or applicable law, the latter shall control.
Section 6.    Definitions. Except as otherwise specifically provided in these bylaws, all terms used in these bylaws shall have the same definition as in the Colorado Business Corporation Act.